                                                                 EXHIBIT 10.5

                             PHILIP SERVICES CORP.
                                      and
                     PHILIP ENVIRONMENTAL (DELAWARE), INC.
                                  as Borrowers

                       CANADIAN IMPERIAL BANK OF COMMERCE
                            as Administrative Agent

                             BANKERS TRUST COMPANY
                              as Syndication Agent

                       CANADIAN IMPERIAL BANK OF COMMERCE
                                      and
                             BANKERS TRUST COMPANY
                                as Co-Arrangers

                             DRESDNER BANK CANADA,
                                DRESDNER BANK AG
                                NEW YORK BRANCH
                                      and
                              ROYAL BANK OF CANADA
                            as Documentation Agents

                              THE VARIOUS PERSONS
                  FROM TIME TO TIME PARTIES TO THIS AGREEMENT
                                   as Lenders


         ----------------------------------------------------------------
                                CREDIT AGREEMENT
                          DATED AS OF AUGUST 11, 1997
         ----------------------------------------------------------------



                          BLAKE, CASSELS & GRAYDON

                                TABLE OF CONTENTS


                                   ARTICLE ONE

                          DEFINITIONS AND INTERPRETATION


  1.01   Definitions ...................................................   1
  1.02   Headings, Etc. ................................................  40
  1.03   Financial Terms ...............................................  40
  1.04   Number, Gender and Expressions ................................  43
  1.05   Time ..........................................................  43
  1.06   Non-Business Days .............................................  43
  1.07   Conflicts .....................................................  43
  1.08   Statutory References ..........................................  44
  1.09   Actions by Restricted Parties .................................  44
  1.10   Severability ..................................................  44
  1.11   Entire Agreement ..............................................  44
  1.12   Permitted Liens ...............................................  45
  1.13   Interest Payments and Calculations ............................  45
  1.14   Governing Law .................................................  45
  1.15   Waiver of Jury Trial ..........................................  46
  1.16   Currency ......................................................  47
  1.17   Senior Indebtedness ...........................................  47
  1.18   Schedules .....................................................  47


                                     ARTICLE TWO

                                      THE CREDIT


  2.01   Establishment of the Credit ...................................  48
         Tranche 1 .....................................................  48
         Tranche 2 .....................................................  49
         Tranche 3 .....................................................  50
         Cdn. Operating Line ...........................................  50
         U.S. Operating Line ...........................................  50
         U.S. Operating Line ...........................................  51
         LC Line .......................................................  51
  2.02   Purpose of the Credit .........................................  52
  2.03   Borrowings Under Tranches .....................................  52

                                      -2-

  2.04   Notice of Borrowing .............................................. 56
  2.05   Bankers' Acceptances ............................................. 58
  2.06   Letters of Credit ................................................ 61
  2.07   Overdrafts under the Operating Lines ............................. 65
  2.08   Lenders' Accounts ................................................ 66
  2.09   LIBOR Loans ...................................................... 67
  2.10   Optional Reduction of Limit of Tranches .......................... 68
  2.11   Certain Pre-existing Accommodation ............................... 68


                                 ARTICLE THREE

                               INTEREST AND FEES


  3.01   Loans ............................................................ 71
  3.02   Overdue Principal and Interest ................................... 72
  3.03   Interest on Other Amounts ........................................ 73
  3.04   Interest Payment Dates ........................................... 73
  3.05   LIBOR Period Determination ....................................... 73
  3.06   Failure of the LIBOR ............................................. 75
  3.07   Determination of Rates and Basis of Calculation of Interest ...... 76
  3.08   Maximum Return ................................................... 76
  3.09   Fees for Bankers' Acceptances and BA Equivalent Notes ............ 77
  3.10   Fees for Letters of Credit ....................................... 78
  3.11   Standby Fee ...................................................... 79
  3.12   Agency Fees ...................................................... 80


                                  ARTICLE FOUR

                           REPAYMENT OF ACCOMMODATION

  4.01   Optional Repayment ............................................... 80
  4.02   Mandatory Repayment .............................................. 81
  4.03   Surplus Additional Debt .......................................... 82
  4.04   Excess Property Sales Proceeds ................................... 82
  4.05   Currency Fluctuations ............................................ 83
  4.06   Illegality ....................................................... 83

                                      -3-
                                  ARTICLE FIVE

                            PAYMENTS AND INDEMNITIES

  5.01   Method and Place of Payments ....................................  84
  5.02   Currency of Payment .............................................  88
  5.03   Taxes ...........................................................  88
  5.04   Increased Costs .................................................  91
  5.05   Indemnities .....................................................  92


                                  ARTICLE SIX

                                    SECURITY

  6.01   Form of Security ................................................  95
  6.02   Satisfactory to Administrative Agent ............................  97
  6.03   General Provisions Relating to the Security .....................  97
  6.04   Registration ....................................................  97
  6.05   Release of Security .............................................  98


                                 ARTICLE SEVEN

                         REPRESENTATIONS AND WARRANTIES

  7.01   Delivery of Representations and Warranties ......................  98
  7.02   Repetition of Representations and Warranties .................... 107


                                 ARTICLE EIGHT

                                   COVENANTS

  8.01   Affirmative Covenants ........................................... 107
         (a)Financial Statements ......................................... 108
         (b)Certificates; Other Information .............................. 111
         (c)Payment of Obligations ....................................... 113
         (d)Conduct of Business and Maintenance of Existence ............. 113
         (e)Maintenance of Property and Insurance ........................ 114




         (f)Inspection of Property:  Books and Records; Discussions....... 114
         (g)Notices....................................................... 114
         (h)Permits and Requirements of Law............................... 116
         (i)Use of Accommodation.......................................... 117
         (j)Environmental Clean-Up........................................ 117
         (k)No Environmental Damage....................................... 117
         (l)Security...................................................... 117
         (m)Permitted Liens............................................... 118
         (n)Appointment of Consultants.................................... 118
         (o)Reserves for Environmental Liabilities........................ 118
         (p)Payment of Taxes.............................................. 118
         (q)Independent Subsidiaries - Delivery of Agreements............. 118
         (r)Independent Subsidiaries - Conduct of Business................ 119
         (s)Expenses...................................................... 119
         (t)Further Assurances............................................ 120
         (u)Margin Stock.................................................. 120
         (v)Acquisition................................................... 121
         (w)Non Material Restricted Subsidiaries.......................... 121
  8.02   Negative Covenants............................................... 122
         (a)Debt.......................................................... 122
         (b)Liens......................................................... 123
         (c)Amalgamation, etc............................................. 123
         (d)Dispositions of Property...................................... 123
         (e)Investments................................................... 126
         (f)Restricted Payments........................................... 126
         (g)Transfers of Shares........................................... 127
         (h)No Share Issuance............................................. 127
         (i)Transactions with Affiliates.................................. 127
         (j)Sale and Leaseback............................................ 128
         (k)Acquisitions.................................................. 128
         (l)Limitation of Financial Assistance............................ 129
         (m)No Change of Fiscal Year...................................... 129
         (n)No Hostile Take-Over Bids..................................... 130
         (o)No Change of Name............................................. 130
         (p)No Breaches................................................... 130
         (q)Arrangements with Independent Subsidiaries.................... 130
         (r)Hedging Arrangements.......................................... 130
  8.03   Financial Covenants.............................................. 130
  8.04   Interpretation of Certain Covenants.............................. 131

                                  ARTICLE NINE

                               EVENTS OF DEFAULT

  9.01   Events of Default ............................................... 131
         (a)Default in Principal ......................................... 131
         (b)Default in Interest, etc. .................................... 131
         (c)Certain Defaults under Credit Agreement ...................... 131
         (d)Other Defaults under Credit Documents ........................ 131
         (e)Representations and Warranties ............................... 132
         (f)Default under Other Agreements with Lenders .................. 132
         (g)Default in other Indebtedness ................................ 132
         (h)Credit Documents ............................................. 132
         (i)Winding-up etc. .............................................. 133
         (j)Voluntary Insolvency Actions ................................. 133
         (k)Insolvency Proceedings ....................................... 133
         (l)Appointment of Receiver ...................................... 133
         (m)Bankruptcy Statutes .......................................... 133
         (n)Judgments .................................................... 134
         (o)Encumbrances ................................................. 134
         (p)Cease to carry on Business ................................... 134
         (q)Qualified Auditor's Report ................................... 134
         (r)Reorganization ............................................... 134
         (s)Material Adverse Effect ...................................... 134
         (t)Change of Control of a Restricted Party ...................... 134
         (u)Pension Plans ................................................ 135
  9.02   Remedies ........................................................ 136
  9.03   Benefit of Security; Set-Off; Sharing of Payments ............... 136
  9.04   Remedies Cumulative  ............................................ 139
  9.05   Appropriation of Moneys Received ................................ 139
  9.06   Non-Merger ...................................................... 139


                                  ARTICLE TEN

                       CONDITIONS PRECEDENT TO BORROWINGS

  10.01  Conditions Precedent to the Initial Borrowing ................... 139
  10.02  Conditions Precedent to Subsequent Borrowings ................... 143

                                 ARTICLE ELEVEN

                   THE ADMINISTRATIVE AGENT AND OTHER AGENTS

  11.01  Appointment ..................................................... 144
  11.02  Indemnity from Lenders .......................................... 145
  11.03  Exculpation ..................................................... 145
  11.04  Reliance on Information ......................................... 146
  11.05  Knowledge and Required Action ................................... 146
  11.06  Request for Instructions ........................................ 147
  11.07  Exchange of Information ......................................... 147
  11.08  The Administrative Agent and the Other Agents, Individually ..... 147
  11.09  Resignation and Termination ..................................... 148
  11.10  Actions by Lenders .............................................. 148
  11.11  Provisions for Benefit of Lenders Only .......................... 150


                                 ARTICLE TWELVE

                                 MISCELLANEOUS

  12.01  Participations, Assignments and Transfers ....................... 151
  12.02  Waiver .......................................................... 157
  12.03  Further Assurances .............................................. 157
  12.04  Notices ......................................................... 158
  12.05  Domicile of Accommodation ....................................... 158
  12.06  Confidentiality ................................................. 158
  12.07  Confirmation to Creditors of Independent Subsidiaries ........... 159
  12.08  Survival ........................................................ 159
  12.09  Quantities of Documents ......................................... 159
  12.10  Reproduction of Documents ....................................... 160
  12.11  Language ........................................................ 160
  12.12  Counterparts and Effectiveness .................................. 160
  12.13  Facsimile Copies ................................................ 160
  12.14  Benefit of Agreement ............................................ 161

                                   SCHEDULES


Schedule 1   -    Commitments of the Lenders under Tranches 1, 2 and 3
Schedule 2   -    Form of Corporate Separateness Covenant and Assurance
                  Agreement
Schedule 3   -    Form of Acknowledgement and Agreement from Eligible
                  Affiliates of the Administrative Agent, an Other Agent or a
                  Lender
Schedule 4   -    List of Independent Subsidiaries
Schedule 5   -    Form of Non Recourse Acknowledgement and Undertaking
Schedule 6   -    List of Permitted Liens
Schedule 7   -    Description of Permitted Indebtedness
Schedule 8   -    Description of Pre-existing Accommodation
Schedule 9   -    Form of Tax Sharing Agreement
Schedule 10  -    Form of Notice of Borrowing
Schedule 11  -    Form of Note of Conversion/Renewal
Schedule 12  -    Minimum Amounts of Borrowings under Tranches
Schedule 13  -    Notice Periods for Borrowing of Types of Accommodation under
                  Tranches
Schedule 14  -    Form of BA Equivalent Note
Schedule 15  -    Form of Non Bank Certificate for U.S. Withholding Tax Purposes
Schedule 16  -    Listing of Particulars of Shares and Other Securities to be
                  Pledged under the Security
Schedule 17  -    Litigation
Schedule 18  -    Corporate Chart
Schedule 19  -    Disclosure Schedule
Schedule 20  -    List of Material Contracts
Schedule 21  -    Form of Quarterly Reporting Compliance Certificate
Schedule 22  -    Form of Quarterly Environmental Compliance Certificate
Schedule 23  -    Insurance Requirements
Schedule 24  -    Form of Undertaking relative to Assignments by Lenders
Schedule 25  -    Form of Assignment and Assumption Agreement relative to
                  Assignments by Lenders
Schedule 26  -    List of Non Material Restricted Subsidiaries
Schedule 27  -    Commitments of the Lenders under the LC Line

THIS IS A CREDIT AGREEMENT dated as of August 11, 1997 among PHILIP SERVICES CORP., a corporation existing under the laws of Ontario, as a borrower in Canada, PHILIP ENVIRONMENTAL (DELAWARE), INC., a corporation existing under the laws of Delaware, as a borrower in the United States of America, CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders in the manner and to the extent described in Article Eleven, BANKERS TRUST COMPANY as syndication agent, CANADIAN IMPERIAL BANK OF COMMERCE and BANKERS TRUST COMPANY as co-arrangers of the Credit, DRESDNER BANK CANADA, DRESDNER BANK AG NEW YORK BRANCH and ROYAL BANK OF CANADA as documentation agents, and the various Persons from time to time parties to this Agreement as lenders.


     THIS CREDIT AGREEMENT WITNESSES that, for valuable consideration (the receipt and sufficiency of which are acknowledged by each of the parties to this Agreement) the parties to this Agreement agree as follows:


                                  ARTICLE ONE
                         DEFINITIONS AND INTERPRETATION


1.011  DEFINITIONS

     In this Agreement, unless the context otherwise requires:

     "ACCOMMODATION" shall mean Loans, Bankers' Acceptances, BA Equivalent Notes and Letters of Credit made, accepted, purchased or issued, as the case may be, by the Lenders or, where so indicated, by an individual Lender, and shall refer to any one or more Loans, Bankers' Acceptances, BA Equivalent Notes or Letters of Credit where the context requires, and "TYPE" of Accommodation shall refer to whether any particular Accommodation is a Prime Rate Loan, a U.S. Base Rate Loan, a U.S. Reference Rate Loan, a LIBOR Loan, a Bankers' Acceptance (including a BA Equivalent Note) or a Letter of Credit.

     "ACQUISITION" shall mean, with respect to any Person, any purchase or other acquisition, regardless of how accomplished or effected (including any such purchase or other acquisition effected by way of amalgamation, merger or other form or corporate reorganization), of (a) any other Person (including any purchase or acquisition of such number of the issued and outstanding securities of, or such portion of an equity interest in, such other Person that such other Person becomes a Subsidiary of the purchaser or of any of its Affiliates) or of all or substantially all of the property of any other Person, or (b) any division, business, operation or undertaking of any

                                                                SECTION 1.01
other Person or of all or substantially all of the property of any division, business, operation or undertaking of any other Person.

     "ADDITIONAL DEBT" shall mean

     (a) Debt (other than Debt under this Agreement) incurred by a Borrower after the date of this Agreement from any other Person provided that
          (i) such Debt is unsecured and is not guaranteed by the Cdn. Borrower or any Subsidiary of the Cdn. Borrower which is not a Guarantor Subsidiary (with any such guarantee to contain provision for the automatic release of such guarantee if the Guarantor Subsidiary is sold or if the guarantee from such Subsidiary under the Credit Documents is released), (ii) the Debt of the Borrowers and their Subsidiaries to the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates under the Credit Documents and the Lender/Borrower Hedging Arrangements will always rank at least pari passu as to the right of payment with such Debt, and will not rank subordinate as to the right of payment to any such Debt,(iii) the representations, warranties, covenants, agreements, obligations, liabilities, defaults, acceleration rights and other terms and provisions of such Debt will in the opinion of the Required Lenders be no more favourable to the holder of such Debt, and no more restrictive on the Borrowers or any of their Subsidiaries, than the representations, warranties, covenants, agreements, obligations, liabilities, defaults, acceleration rights and other terms and provisions of the Credit Documents, (iv) the maturity of such Debt shall be at least one year beyond the Maturity Date, there shall be no mandatory repayment, redemption or repurchase obligations under such Debt prior to one year beyond the Maturity Date and payment of such Debt shall not be capable of being accelerated prior to an acceleration of Debt under this Agreement, and (v) interest, fees and the other terms and provisions relative to such Debt shall in the opinion of the Required Lenders be consistent with then current market rates and terms and conditions; and

     (b) Debt of a Person assumed or acquired by a Restricted Subsidiary as part of an Acquisition provided that (i) such assumed or acquired Debt was not incurred in connection with, for the purpose of, or in anticipation or contemplation of, such Acquisition, (ii) such assumed or acquired Debt is unsecured and is not guaranteed by any Person which is not both a Guarantor Subsidiary and a Subsidiary of the Person acquired (with any such guarantee to contain provision for the automatic release of such guarantee if the Guarantor Subsidiary is sold or if the guarantee from such Subsidiary under the Credit Documents is released), (iii) the Debt of the Borrowers and their Subsidiaries to the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates under the

                                                                    SECTION 1.01

      Credit Documents and the Lender/Borrower Hedging Arrangements will always rank at least pari passu as to the right of payment with such assumed or acquired Debt, and will not rank subordinate as to the right of payment to any such assumed or acquired Debt, (iv) the representations, warranties, covenants, agreements, obligations, liabilities, defaults, acceleration rights and other terms and provisions of such assumed or acquired Debt will in the opinion of the Required Lenders be no more favourable to the holder of such assumed or acquired Debt, and no more restrictive on the Borrowers or any of their Subsidiaries, than the representations, warranties, covenants, agreements, obligations, liabilities, defaults, acceleration rights and other terms and provisions of the Credit Documents, (v) the maturity of such assumed or acquired Debt shall be at least one year beyond the Maturity Date, there shall be no mandatory repayment, redemption or repurchase obligations under such assumed or acquired Debt prior to one year beyond the Maturity Date and payment of such Debt shall not be capable of being accelerated prior to an acceleration of Debt under this Agreement, and (vi) interest, fees and the other terms and provisions relative to such assumed or acquired Debt shall in the opinion of the Required Lenders be consistent with then current market rates and terms and conditions.

     "ADMINISTRATIVE AGENT" shall mean Canadian Imperial Bank of Commerce in its capacity as administrative agent under the Credit Documents or such other financial institution as may be appointed as the successor Administrative Agent in the manner and to the extent described in Section 11.09.

     "ADMINISTRATIVE AGENT'S CDN. PAYMENT BRANCH" shall mean the main branch of the Administrative Agent at Commerce Court, Toronto, Ontario or such other branch of the Administrative Agent in Canada as the Administrative Agent may from time to time designate in writing to the Borrowers.

     "ADMINISTRATIVE AGENT'S U.S. PAYMENT BRANCH" shall mean the office of CIBC Inc., 7th Floor, 425 Lexington Avenue, New York, New York, 10017 or such other office or branch of the Administrative Agent or one of its Affiliates in the United States of America as the Administrative Agent may from time to time designate in writing to the Borrower.

     "AFFILIATE" shall mean an "affiliate" as defined by the Business Corporations Act (Ontario).

     "AFFILIATED" shall mean:

      (a)    in   describing a Cdn. Cross Border Lender and its Affiliated U.S.
             Cross Border Lender or a U.S. Cross Border Lender and its Affiliated Cdn. Cross Border

                                                                    SECTION 1.01

              Lender, as the case may be, a Cdn. Cross Border Lender and a U.S. Cross Border Lender which are each Affiliates of the other; and

       (b) in describing a Cdn. LC Lender and its Affiliated U.S. LC Lender or a U.S. LC Lender and its Affiliated Cdn. LC Lender, as the case may be, a Cdn. LC Lender and a U.S. LC Lender which are each Affiliates of the other.

     "ALLWASTE" shall mean Allwaste, Inc. , a corporation existing under the laws of Delaware.

     "ALLWASTE AGREEMENT AND PLAN OF MERGER" shall mean the Agreement and Plan of Merger dated as of March 5, 1997 among the Cdn. Borrower, Taro Aggregates Ltd., Philip/Atlas Merger Corp. and Allwaste.

     "ALLWASTE ACQUISITION" shall mean the Acquisition of Allwaste by the Cdn. Borrower by way of the merger of a wholly-owned Subsidiary of the Cdn. Borrower with and into Allwaste, with Allwaste being the surviving corporation from such merger, pursuant to the Allwaste Agreement and Plan of Merger.

     "ANNIVERSARY" relative to a Disposition shall have the meaning specified in subsection 8.02(d).

     "APPLICABLE INTEREST PRICING ADJUSTMENT" shall have the meaning specified in Section 3.01.

     "APPLICABLE LAW" shall mean, at any time, in respect of any Person, property, transaction, event or other matter, as applicable, all laws (including all Environmental Laws), rules, statutes, regulations, treaties, orders, judgments and decrees and all official directives, rules, guidelines, orders, policies and other requirements of any Governmental Authority (whether or not having the force of law) (collectively the "LAW") relating or applicable at such time to such Person, property, transaction, event or other matter, and shall also include any interpretation of the Law or any part of the Law by any Person having jurisdiction over it or charged with its administration or interpretation.

     "APPLICABLE LC FEE PRICING RATE" shall have the meaning specified in
Section 3.10.

     "APPLICABLE REFERENCE RATE" for a type of Loan shall mean (a) with respect to Prime Rate Loans, the Prime Rate in effect from time to time, (b) with respect to U.S. Base Rate Loans, the U.S. Base Rate in effect from time to time, (c) with respect to U.S. Reference Rate Loans, the U.S. Reference Rate in effect from time to time, and (d) with respect to LIBOR Loans and any applicable LIBOR Period, the LIBOR determined for such LIBOR Period in accordance with the provisions of this Agreement. With respect to Prime Rate Loans (and other amounts in respect of which interest is to be calculated under this Agreement on the basis of the Prime Rate), U.S. Base Rate Loans (and other amounts in respect

                                                                    SECTION 1.01
of which interest is to be calculated under this Agreement on the basis of the U.S. Base Rate) and U.S. Reference Rate Loans (and other amounts in respect of which interest is to be calculated under this Agreement on the basis of the U.S. Reference Rate), the Applicable Reference Rate will change automatically without notice to the Borrowers as and when the Prime Rate, the U.S. Base Rate and the U.S. Reference Rate, as the case may be, shall change so that at all times interest payable under this Agreement on Prime Rate Loans (and other amounts in respect of which interest is to be calculated under this Agreement on the basis of the Prime Rate) shall be based on the Prime Rate then in effect, interest payable on U.S. Base Rate Loans (and other amounts in respect of which interest is to be calculated under this Agreement on the basis of the U.S. Base Rate) shall be based on the U.S. Base Rate then in effect and interest payable on U.S. Reference Rate Loans (and other amounts in respect of which interest is to be calculated under this Agreement on the basis of the U.S. Reference Rate) shall be based on the U.S. Reference Rate then in effect.

     "APPLICABLE STAMPING FEE" shall have the meaning specified in Section
3.09.

     "APPLICABLE STANDBY FEE PRICING RATE" shall have the meaning specified in
Section 3.11.

     "ASSOCIATE" shall mean an "associate" as defined by the Business Corporations Act (Ontario).

     "BA DISCOUNT PROCEEDS" shall mean, with respect to any Bankers' Acceptance or BA Equivalent Note, an amount calculated on the applicable Borrowing Date which is (rounded to the nearest full cent) equal to the face amount of such Bankers' Acceptance or BA Equivalent Note divided by the sum of one plus the product of (a) the BA Discount Rate applicable to such Bankers' Acceptance or BA Equivalent Note multiplied by (b) a fraction, the numerator of which is the term of such Bankers' Acceptance or BA Equivalent Note and the denominator of which is 365.

     "BA DISCOUNT RATE" shall mean, (i) with respect to any Bankers' Acceptances to be purchased by a BA Lender on any Borrowing Date, the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) notified to the Administrative Agent by such BA Lender as of 10:00 a.m. on such Borrowing Date as the discount rate of interest at which such BA Lender is then offering to purchase bankers' acceptances accepted by it having a comparable aggregate face amount and identical maturity date to the aggregate face amount and maturity date of the Bankers' Acceptances to be purchased by such BA Lender on such Borrowing Date, and (ii) with respect to any BA Equivalent Notes to be accepted by a Non BA Lender on any Borrowing Date, the annual interest rate (rounded upward to the nearest whole multiple of 1/100 of 1%) notified to the Administrative Agent by such Non BA Lender as being the best estimate

                                                                    SECTION 1.01
of such Non BA Lender of the cost to it of obtaining Cdn. Dollars to fund such purchase, but in no event shall the interest rate determined pursuant to this clause (ii) for any Non BA Lender be greater than the discount rate for the Administrative Agent in its capacity as a BA Lender determined pursuant to clause (i) of this definition. If any rate to be determined by the Administrative Agent pursuant to clause (i) or (ii) of this definition is not available on any day, there shall be substituted for such rate the CDOR in effect on such day for bankers' acceptances having a maturity most nearly comparable to the applicable Bankers' Acceptance or BA Equivalent Note.

     "BA EQUIVALENT NOTE" shall have the meaning specified in subsection 2.05(1) and, for greater certainty, shall include all Pre-existing BA Equivalent Notes as provided for in Section 2.11.

     "BA LENDER" shall mean any Cdn. Only Lender, Cdn. Cross Border Lender or Cdn. Operating Lender which is a bank chartered under the Bank Act (Canada).

     "BANKERS' ACCEPTANCE" shall mean a Draft denominated in Cdn. Dollars drawn by the Cdn. Borrower and accepted by a BA Lender as provided in Section 2.05 and, for greater certainty, shall include all Pre-existing BAs as provided for in Section 2.11.

     "BASE LIBOR" shall mean, with respect to each LIBOR Period for each LIBOR Loan, an annual interest rate per annum, expressed on the basis of a 360 day year, equal to:

      (a)   (i)  in the case of Accommodation (other than Accommodation under an
                 Operating Line) the interest rate at which the Administrative Agent is offered deposits of U.S. Dollars by leading banks in the London interbank market as of 11:00 a.m. (London time) on the second Business Day prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period for the number of months comprised in such LIBOR Period and in an amount equal to the amount of such LIBOR Loan;

            (ii) in the case of Accommodation under the Cdn.  Operating Line, the interest rate at which the Cdn. Operating Lender is offered deposits of U.S. Dollars by leading banks in the London interbank market as of 11:00 a.m. (London time) on the second Business Day prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period for the number of months comprised in such LIBOR Period and in an amount equal to the amount of such LIBOR Loan; and

                                                                    SECTION 1.01

           (iii) in the case of Accommodation under a U.S. Operating Line, the interest rate at which the applicable U.S. Operating Lender is offered deposits of U.S. Dollars by leading banks in the London interbank market as of 11:00 a.m. (London time) on the second Business Day prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period for the number of months comprised in such LIBOR Period and in an amount equal to the amount of such LIBOR Loan; and

      (b) if any such rate is not available on any day, there shall be substituted for such rate the annual interest rate for deposits of U.S. Dollars for a maturity most nearly comparable to such LIBOR Period which appears on page Q LIBOR 01 of the Reuters Screen as of 11:00 a.m. (London time) on the second Business Day prior to the commencement of such LIBOR Period or, if such Reuters Screen rate is not available on such day, there shall be substituted for such rate the annual interest rate for deposits of U.S. Dollars for a maturity most nearly comparable to such LIBOR Period which appears on the LIBO page of the Reuters Screen as of 11:00 a.m. (London time) on the second Business Day prior to the commencement of such LIBOR Period.

     "bps" shall mean basis points, each basis point being 1/100 of 1%.

     "BORROWERS" shall mean the Cdn. Borrower and the U.S. Borrower, and "BORROWER" shall mean either one of the Borrowers.

     "BORROWING" shall mean the aggregate Accommodation of the same type obtained or to be obtained by a Borrower under the Credit, or any Tranche of the Credit, on any Borrowing Date (for greater certainty including any Bankers' Acceptances or BA Equivalent Notes obtained or to be obtained on the maturity of any outstanding Bankers' Acceptances or BA Equivalent Notes and any Accommodation obtained or to be obtained on the conversion of any outstanding Accommodation into another type of Accommodation and any conversion of the interest rate on Loans in U.S. Dollars or the renewal of the LIBOR Period applicable to any LIBOR Loan pursuant to a Notice of Conversion/Renewal).

     "BORROWING DATE" shall have the meaning specified in subsection 2.04(1) and shall include, in connection with the calculation of interest on Pre-existing Accommodation, the Closing Date.

     "BUSINESS DAY" shall mean any day, other than a Saturday or Sunday, on which Canadian chartered banks are open for domestic and foreign exchange business in Toronto, Canada; provided that with respect to any LIBOR Loan "BUSINESS DAY" shall mean any day, other than a Saturday or Sunday, on which dealings in U.S. Dollars may be carried on by and between prime

                                                                    SECTION 1.01
banks in the London interbank market, except any such day on which banks are lawfully closed for business in New York, New York, United States of America, London, England or Toronto, Canada and that with respect to any U.S. Base Rate Loan and any U.S. Reference Rate Loan "BUSINESS DAY" shall mean any day, other than a Saturday or Sunday, on which banks are open for domestic and foreign exchange business in New York, New York, United States of America and Toronto, Canada.

     "CAPITAL EXPENDITURES" of any Person shall mean any expenditures by such Person made in connection with the purchase, lease, acquisition, erection or construction of property (including any such property acquired pursuant to a Capitalized Lease Obligation) or any other expenditures, in any such case which are required to be capitalized in accordance with GAAP, and for greater certainty does not include an Acquisition.

     "CAPITALIZED LEASE OBLIGATION" shall mean, for any Person, any payment obligation of such Person under an agreement for the lease or rental of, or providing such Person with the right to use, property that, in accordance with GAAP, is required to be capitalized.

     "CDN. BORROWER" shall mean Philip Services Corp. a corporation existing under the laws of the Province of Ontario, and its successors by amalgamation, merger or otherwise.

     "CDN. CROSS BORDER LENDERS" shall mean those Lenders listed in Column 3 of
Schedule 1 to this Agreement, together with each other Person which from time to time becomes a party to this Agreement and a Lender in Canada to the Cdn. Borrower under Tranche 2 in accordance with Section 12.01, in their capacity as Lenders in Canada to the Cdn. Borrower under Tranche 2, in each case together with their respective successors and assigns, and "CDN. CROSS BORDER LENDER" shall mean any one of the Cdn. Cross Border Lenders.

     "CDN. DOLLARS" and "CDN. $" shall mean lawful currency of Canada.

     "CDN. LC COMMITMENT" shall have the meaning specified in subsection
2.01(g).

     "CDN. LC ISSUER" shall mean Canadian Imperial Bank of Commerce in its capacity as issuer of Letters of Credit to the Cdn. Borrower under the LC Line together with its successors and assigns in such capacity.

     "CDN. LC LENDERS" shall mean the Cdn. LC Issuer and those other Lenders listed in Column 1 of Schedule 27 to this Agreement, together with each other Person which from time to time becomes a party to this Agreement and a Lender in Canada to the Cdn. Borrower under the LC Line in accordance with Section 12.01, in their capacity as Lenders in Canada to the Cdn. Borrower under the LC Line, in each case together with their respective successors and assigns, and "CDN. LC LENDER" shall mean any one of the Cdn. LC Lenders.

                                                                    SECTION 1.01

     "CDN. OPERATING LENDER" shall mean Royal Bank of Canada in its capacity as the operating credit lender to the Cdn. Borrower in Canada under the Cdn. Operating Line together with its successors and assigns in such capacity.

     "CDN. OPERATING LINE" shall have the meaning specified in subsection
2.01(d).

     "CDN. ONLY LENDERS" shall mean those Lenders listed in Column 1 of
Schedule 1 to this Agreement, together with each other Person which from time to time becomes a party to this Agreement and a Lender in Canada to the Cdn. Borrower under Tranche 1 in accordance with Section 12.01, in their capacity as Lenders in Canada to the Cdn. Borrower under Tranche 1, in each case together with their respective successors and assigns, and "CDN. ONLY LENDER" shall mean any one of the Cdn. Only Lenders.

     "CDOR" shall mean, for any day and relative to Cdn. Dollar bankers' acceptances having any specified term, the average of the annual rates for Cdn. Dollar bankers' acceptances having such specified term (or a term as closely as possible comparable to such specified term) of the Schedule I chartered banks of Canada that appears on the Reuters Screen CDOR page as of at 10:00 a.m. on such day (or, if such day is not a Business Day, as of 10:00 a.m. on the next preceding Business Day), provided that if such rate does not appear on the Reuters Screen CDOR page at such time on such date, the rate for such date will be the average of the BA Discount Rates quoted by the BA Lenders for Canadian dollar bankers' acceptances having such specified term at such time and on such date.

     "CLOSING DATE" shall mean the earlier of (i) the initial Borrowing Date, and (ii) the date on which the Administrative Agent delivers written notice to the Cdn. Borrower that all of the conditions set forth in Section 10.01 have been satisfied.

     "CO-ARRANGERS" shall mean Canadian Imperial Bank of Commerce and Bankers Trust Company in their capacity as co-arrangers of the Credit.

     "CODE" shall mean the United States Internal Revenue Code of 1986, and the regulations promulgated and rulings issued thereunder.

     "COMBINED LC COMMITMENT" shall mean, with respect to each Cdn. LC Lender and its Affiliated U.S. LC Lender at any time, the U.S. Dollar Amount set forth for such Lenders at such time in the Registry of Commitments as such Lenders' combined commitment under the LC Line (which amount on the date of this Agreement is set forth opposite such Lenders' names in Column 5 of Schedule 27) (as such amount may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in
Section 12.01 or in any other applicable provision of this Agreement).

                                                                SECTION 1.01

     "COMMITMENT" shall mean:

      (a) with reference to any Cdn. Only Lender and Tranche 1, such Lender's Tranche 1 Commitment;

      (b) with reference to any Cdn. Cross Border Lender and Tranche 2, such Lender's Tranche 2 Cdn. Borrowing Commitment, with reference to any U.S. Cross Border Lender and Tranche 2, such Lender's Tranche 2 U.S. Borrowing Commitment, and with reference to any Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender and Tranche 2, such Lenders' Tranche 2 Combined Commitment;

      (c) with reference to any U.S. Only Lender and Tranche 3, such Lender's Tranche 3 Commitment;

      (d) with respect to the Cdn. Operating Lender, the limit of the Cdn. Operating Line;

      (e) with respect to each of the U.S. Operating Lenders, the limit of the U.S. Operating Line from such Lender; and

      (f) with reference to any Cdn. LC Lender and the LC Line, such Lender's Cdn. LC Commitment, with reference to any U.S. LC Lender and the LC Line, such Lender's U.S. LC Commitment, and with reference to any Cdn. LC Lender and its Affiliated U.S. LC Lender and the LC Line, such Lenders' Combined LC Commitment;

provided that as of the acceleration of amounts outstanding under the Credit the calculation of the "COMMITMENT" will be based on the amount of Accommodation then outstanding from the Lenders under the Credit or the Tranches of the Credit, as the case may be, as of the date of acceleration (as adjusted to reflect cheques issued under the Operating Lines prior to such date).

     "COMMITMENT PERCENTAGE" shall mean, at any time with reference to any Lender and the Credit or any Tranche, that number, expressed as a percentage, obtained by dividing such Lender's Commitment for the Credit or such Tranche, as the case may be, at such time by the aggregate Commitments of all Lenders for the Credit or such Tranche, as the case may be, at such time.

     "CONTAMINANT" shall mean (a) any pollutant, toxic substance, chemical, hazardous waste, hazardous material, hazardous substance, petroleum product, oil, or radioactive material; (b) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances", "toxic substances", "hazardous materials", "hazardous wastes" or words of similar import under any Environmental Law; (c) any other chemical, material, gas or

                                                                SECTION 1.01
substance, the exposure or release of which is or may be prohibited, limited or regulated by any Environmental Law; or (d) any chemical, material, gas or substance that does or may pose a hazard to health and/or safety of Persons or the Natural Environment.

     "CONTESTED" shall mean contested in good faith by appropriate proceedings promptly initiated and diligently conducted.

     "CONTINGENT OBLIGATION" shall mean, as to any Person, any obligation, whether secured or unsecured, of such Person guaranteeing or in effect guaranteeing any indebtedness, leases, dividends, letters of credit or other monetary obligations (the "PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person as an account party in respect of a letter of credit issued to assure payment by the primary obligor of any such primary obligation and any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect of such primary obligation; provided, however, that the term Contingent
Obligation:

      (a) shall not include endorsements of instruments for deposit or collection in the ordinary course of business;

      (b) shall not include assurances or obligations given by such Person to a third party who has in turn provided assurances (the "THIRD PARTY ASSURANCES") in support or in respect of primary obligations of such Person but only to the extent of such third party assurances and only to the extent that such assurances or obligations from such Person have not been demanded or called upon by, or otherwise become due and payable to, the applicable third party; and

      (c) when used with respect to a Restricted Party, shall not include assurances or obligations given by such Restricted Party to another Person (the "ASSURANCE BENEFICIARY") in support of any obligations of an Independent Subsidiary to provide or perform services (the "BONDED SERVICES") under a contract, in all such cases to the extent, and only to the extent, that:

                                                                SECTION 1.01

              (i)   (x)  such assurances or obligations from such Restricted
                         Party have not been demanded or called upon by, or otherwise become due and payable to, the applicable Assurance Beneficiary, or

                    (y) having been demanded or called upon, or otherwise having become due or payable, such assurances or obligations at the relevant time, in the good faith reasonable opinion of the Cdn. Borrower, would not be accrued as a liability of such Restricted
                         Party in accordance with GAAP provided that (A) the Cdn. Borrower has notified the Administrative Agent in writing of all relevant details respecting such demand, call or other event pursuant to which such assurances or obligations have become due or payable and the basis on which the Cdn. Borrower has made its determination that such assurances or obligations would not be accrued as a liability of such Restricted Party in accordance with GAAP and has updated such notice from time to time as required under subsection 8.01(b), and (B) the Administrative Agent, acting reasonably, has given its written approval to such assurances or obligations continuing to be subject to this clause and has not subsequently, acting reasonably, withdrawn such approval by written notice to the Canadian Borrower;

             (ii) the Independent Subsidiary for whose benefit such assurances or obligations are provided has fully indemnified the Restricted Party providing such assurances or obligations for all payments, losses, damages and expenses which such Restricted Party may pay or incur in respect of such assurances or obligations; and

            (iii) the aggregate amount of:

                    (x) all such assurances and obligations at any time from such Restricted Party and all other Restricted Parties relative to all Independent Subsidiaries and all Bonded Services;

                     less

                    (y) the aggregate amount of all guarantees and performance or other similar bonds (to a maximum amount relative to any Bonded Services of the assurances and obligations of the Restricted Parties relative to such Bonded Services) then issued and outstanding from financially sound and reputable bonding or surety companies

                                                                SECTION 1.01
                         licensed to provide such guarantees or bonds in the jurisdiction where the applicable Bonded Services are to be provided and provided in favour of the Independent Subsidiary for whose benefit such assurances or obligations are provided (and also, for any such assurances or obligations provided after the date of this Agreement, in favour of the Restricted Party providing such assurances or obligations);

                     do not exceed U.S. $150,000,000 (or the Equivalent Amount in any other currency or currencies).

     "CONTRACTUAL OBLIGATION" shall mean, with respect to any Person, any provision of any Lien issued by, or otherwise applicable to any of the property of, such Person or of any contract, agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "CORPORATE SEPARATENESS COVENANT AND ASSURANCE AGREEMENT" shall mean an agreement in substantially the form of Schedule 2, or in such other form as the Administrative Agent, acting reasonably, may request in the future having regard to any judicial or statutory developments respecting the principle of substantive consolidation, from an Independent Subsidiary in favour of the Borrowers and the Secured Parties providing agreements, undertakings and covenants from the Independent Subsidiary respecting such Independent Subsidiary's separate and independent operations and creditors for the purpose of assuring that such Independent Subsidiary conducts its business and operation in all respects so as, to the extent possible, to assure that a court would not apply the principle of substantive consolidation so as to permit the creditors of such Independent Subsidiary or its Subsidiaries to have Recourse Against any of the Restricted Parties.

     "CREDIT" shall have the meaning specified in Section 2.01.

     "CREDIT DOCUMENTS" shall mean this Agreement, all present and future Security, all present and future Corporate Separateness Covenant and Assurance Agreements and Tax Sharing Agreements, and all other present and future documents, certificates and instruments delivered by a Restricted Party to the Administrative Agent or the Lenders pursuant to, or in respect of, any such documents, in each case as the same may from time to time be supplemented, amended or restated, and "CREDIT DOCUMENT" shall mean any one of the Credit Documents.

     "CROSS BORDER LENDERS" shall mean the Cdn. Cross Border Lenders and the U.S. Cross Border Lenders, and "CROSS BORDER LENDER" shall mean any one of the Cross Border Lenders.

                                                                SECTION 1.01

     "CURRENT ASSETS" shall mean, at any time, all current assets of the Restricted Parties determined as of such time on a Modified Consolidated basis and otherwise in accordance with GAAP.

     "CURRENT LIABILITIES" shall mean, at any time, all current liabilities of the Restricted Parties determined as of such time on a Modified Consolidated basis and otherwise in accordance with GAAP.

     "DEBT" shall mean, at any time, all items which would, on a Modified Consolidated basis and otherwise in accordance with GAAP, then be classified as a liability on a balance sheet of the Restricted Parties or in the notes thereto (provided that, for greater certainty, the only items included in the notes thereto which are intended to be treated as debt would include letters of credit, guarantees, performance bonds or assurances and other similar forms of contingent liabilities) and to the extent not otherwise included pursuant to the preceding provisions of this definition shall include, without limitation and without duplication, any item which is (i) an obligation of any Restricted Party in respect of borrowed money or for the deferred purchase price of property or services or an obligation of any Restricted Party which is evidenced by a note, bond, debenture or other similar instrument, (ii) a transfer with recourse or with an obligation to repurchase, to the extent of the liability of any Restricted Party with respect thereto, (iii) an obligation secured by any Lien on any property of any Restricted Party to the extent attributable to its respective interest in such property, even though it has not assumed or become liable for the payment thereof, (iv) all Capitalized Lease Obligations of the Restricted Parties, (v) an obligation arising in connection with an acceptance facility or letter of credit or letter of guarantee issued for the account of any Restricted Party, (vi) a Contingent Obligation of any Restricted Party, (vii) the aggregate amount at which any shares in the capital of any Restricted Party which are redeemable or retractable at the option of the holder of such shares may be redeemed or retracted, or (viii) Debt or Contingent Obligations of another Person assumed or acquired by any Restricted Party, or in respect of which a Restricted Party otherwise becomes liable, in connection with, or as a result of, any Acquisition; provided, however, that there shall not be included for the purpose of this definition any item which is on account of reserves for general contingencies or on account of reserves for environmental compliance or liabilities or which constitutes a trade payable or other payables incurred in the ordinary course of business.

     "DEBT TO EBITDA COVENANT RATIO" shall mean, on any day, the ratio of (a) Debt on such day to (b) EBITDA for the Reference Financial Period for such day.

     "DEBT TO EBITDA PRICING ADJUSTMENT RATIO" shall mean:

      (a) on any Pricing Adjustment Date, the ratio of (i) Debt on the last day of the Reference Financial Period for such Pricing Adjustment Date to (ii) EBITDA for the Reference Financial Period for such Pricing Adjustment Date (by way of

                                                                SECTION 1.01
           example the Reference Financial Period for the Pricing Adjustment Date which occurs on January 1, 1998 is the four Financial Quarters ending September 30, 1997 and, accordingly, the Debt to EBITDA Pricing Adjustment Ratio on such Pricing Adjustment Date is the ratio of Debt on September 30, 1997 to EBITDA for the four Financial Quarters ending September 30, 1997); and

      (b)  on September 1, 1997, the ratio of (i) June 30 Pro Forma Debt to
           (ii) June 30 Pro Forma EBITDA.

     "DEEMED PROCEEDS OF DISPOSITION AMOUNT" relative to any Disposition shall have the meaning specified in subsection 8.02(d).

     "DEEMED EXCESS PROCEEDS OF DISPOSITION AMOUNT" relative to any Disposition shall have the meaning specified in subsection 8.02(d).

     "DEFAULT" shall mean any event, act, omission or condition which with the giving of notice or the passage of time, or both, would result in an Event of Default.

     "DEPRECIATION EXPENSE" shall mean, with respect to any period, depreciation, amortization, depletion and other like reductions to income of the Restricted Parties for such period not involving any outlay of cash, determined on a Modified Consolidated basis and otherwise in accordance with GAAP.

     "DISCHARGE" when used as a verb, includes add, deposit, leak or emit and, when used as a noun includes addition, deposit, emission or leak.

     "DISPOSITION" shall mean any sale, assignment, transfer, conveyance or other disposition of any nature or kind whatsoever of any property or of any right, title or interest in or to any property, and the verb "DISPOSE" shall have a correlative meaning.

     "DOCUMENTATION AGENTS" shall mean Dresdner Bank Canada, Dresdner Bank AG New York Branch and Royal Bank of Canada in their capacity as documentation agents under this Agreement.

     "DRAFT" shall have the meaning specified in subsection 2.05(1).

     "EBITDA" shall mean, for any period, Net Income for such period:

     (a)   increased by the sum of (i) Interest Expense for such period,
           (ii) Income Tax Expense for such period, (iii) Depreciation Expense for such period, and (iv) unusual or non-recurring non-cash charges incurred during such period in

                                                                SECTION 1.01
           connection with corporate restructurings which require an accrual for any future period in accordance with GAAP, in each such case to the extent that such amounts were included in the calculation of Net Income for such period; and

      (b) decreased by all cash payments during such period relating to non-cash charges that were added back under clause (a)(iv) above in determining EBITDA in any prior period;

provided that EBITDA shall be adjusted from time to time as provided for in
Section 1.03.

     "ELIGIBLE AFFILIATE" of the Administrative Agent, any Other Agent or a Lender shall mean an Affiliate of any such Person which has executed and delivered to the Administrative Agent an acknowledgement and agreement in the form of Schedule 3 agreeing to be bound by the provision of Sections 6.05 and
9.03 and Article Eleven of this Agreement in connection with any Lender/Borrower Hedging Arrangement to which such Person is from time to time a party.

     "ENVIRONMENTAL ACTIVITY" shall mean any past, present or future activity, event or circumstance in respect of a Contaminant, including, without limitation, its storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation, or its Release, escape, leaching, dispersal or migration into or movement through the Natural Environment.

     "ENVIRONMENTAL LAW" shall mean at any time any and all of the then applicable international, federal, provincial, state, municipal or local Laws, statutes, regulations, codes, rules, treaties, orders, judgments, decrees, resolutions, guidelines, policies, ordinances, official directives and all authorizations relating to the Natural Environment or any Environmental Activity.

     "EQUIVALENT AMOUNT" shall mean, with respect to any two currencies, the amount obtained in one such currency when an amount in the other currency is translated into the first currency using the spot wholesale transactions buying rate of the Bank of Canada for the purchase of the applicable amount of the first currency with the other currency in effect as of 12:00 noon on the Business Day with respect to which such computation is required for the purpose of this Agreement or, in the absence of such a buying rate on such date, using such other rate as the Administrative Agent may reasonably select.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

                                                                SECTION 1.01

     "ERISA AFFILIATE" shall mean any corporation, trade or business that is, along with a Restricted Party, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Code, or section 4001 of ERISA.

     "EVENT OF DEFAULT" shall mean an event specified in Section 9.01.

     "EXCLUDED TAXES" shall mean, in relation to any Person, those Taxes which are imposed or levied by any jurisdiction or any political subdivision of such jurisdiction solely as a result of such Person (a) being organized under the laws of such jurisdiction or any political subdivision of such jurisdiction,
(b) having its principal office or lending office in such jurisdiction, or (c) not dealing at arm's length (as defined for the purposes of any taxing statute in the applicable jurisdiction) with a Borrower, or which would not have been imposed had such Person satisfied a relevant authority that such Person was not a Person mentioned in clause (a), (b) or (c) above; but for greater certainty shall not include any sales, goods or services, or harmonized sales and goods and services taxes payable under the laws of such jurisdiction or any political subdivision of such jurisdiction with respect to any goods or services made available by the Administrative Agent or any Lender to any Restricted Party under any Credit Document.

     "EXISTING ALLWASTE AND SERV TECH BANK CREDIT AGREEMENTS" shall mean (a) the November 30, 1993 credit agreement between Allwaste, as borrower, Texas Commerce Bank National Association as agent and the various financial institutions parties to such agreement as lenders as such agreement may have been amended, and (b) the May 18, 1995 credit agreement between Serv Tech, as borrower, Texas Commerce Bank National Association as agent and the parties to such agreement as lenders as such agreement may have been amended.

     "EXISTING BANK DEBT" shall mean:

      (a) all debts and liabilities of the Borrowers under or in connection with the Existing Philip Bank Credit Agreement and the security and other documents delivered under or in connection with the Existing Philip Bank Credit Agreement other than the Pre-existing Accommodation which is deemed to be outstanding Accommodation under this Agreement pursuant to Section 2.11; and

      (b) all debts and liabilities of Allwaste and its Subsidiaries and Serv Tech and its Subsidiaries under or in connection with the Existing Allwaste and Serv Tech Bank Credit Agreements and the security and other documents delivered under or in connection with the Existing Allwaste and Serv Tech Bank Credit Agreements.

     "EXISTING PHILIP BANK CREDIT AGREEMENT" shall mean the September 30, 1996 credit agreement, as amended, among the Cdn. Borrower and the U.S. Borrower, as borrowers, Canadian Imperial Bank of Commerce, as administrative agent, Bankers Trust, BT Bank of

                                                                SECTION 1.01

Canada, Dresdner Bank AG New York and Grand Cayman Branches, Dresdner Bank Canada and Royal Bank of Canada, as managing agents, and the various financial institutions party to such credit agreement as lenders.

     "FEDERAL FUNDS RATE" shall mean, for any day, an annual interest rate, expressed on the basis of a year of 360 days, equal to the weighted average of the rates on overnight United States federal funds transactions with members of the Federal Reserve System arranged by United States federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or for any Business Day on which such rate is not so published, the arithmetic average of the quotations for such day on such transactions received by the Administrative Agent from three United States federal funds brokers of recognized standing selected by it.

     "FINANCIAL ASSISTANCE" given by any Person (the "FINANCIAL ASSISTANCE PROVIDER") to or for the account or benefit of any other Person (the "FINANCIAL ASSISTANCE RECIPIENT") shall mean any direct or indirect financial assistance of any nature, kind or description whatsoever of or from such Financial Assistance Provider, or of or from any other Person with Recourse Against such Financial Assistance Provider or any of its property, to or for the account or benefit of the Financial Assistance Recipient (including Investments in a Financial Assistance Recipient, Contingent Obligations for the benefit of a Financial Assistance Recipient, Acquisitions from a Financial Assistance Recipient, and gifts or gratuities to or for the account or benefit of a Financial Assistance Recipient).

     "FINANCIAL QUARTER" shall mean one of the financial quarters of the Restricted Parties being the period of (a) January, February and March, (b) April, May and June, (c) July, August and September, and (d) October, November and December.

     "FINANCIAL YEAR" shall mean a financial year of the Restricted Parties being the period from and including January 1 in a calendar year to and including December 31 in the same calendar year.

     "FIXED CHARGE RATIO" on any day shall mean the ratio of (a) EBITDA for the Reference Financial Period for such day decreased by the amount of all Capital Expenditures made by the Restricted Parties during such Reference Financial Period to (b) Interest Expense for such Reference Financial Period plus Restricted Payments on preferred shares of the Cdn. Borrower made during such Reference Financial Period.

     "GAAP" shall mean (a) with respect to all financial terms defined in this Agreement, the calculation of the interest rates, Bankers' Acceptance fees, Letter of Credit fees and standby fees set forth in Article Three and the various financial covenants under Section 8.03, those accounting principles which are recognized as being generally accepted in Canada as set out in

                                                                SECTION 1.01
the handbook published by the Canadian Institute of Chartered Accountants as in effect on December 31, 1996, and (b) for all other purposes under this Agreement, those accounting principles which are recognized as being generally accepted in Canada as set out in the handbook published by the Canadian Institute of Chartered Accountants as in effect from time to time.

     "GOVERNMENTAL AUTHORITY" shall mean any government, parliament, legislature, regulatory authority, agency, commission, tribunal, department, commission, board, instrumentality, court, arbitration board or arbitrator or other law, regulation or rule making entity (including a Minister of the Crown) having or purporting to have jurisdiction on behalf of, or pursuant to the laws of, any country in which any Restricted Party is incorporated, continued, amalgamated, merged or otherwise created or established or in which any Restricted Party carries on business or holds property, or any province, territory, state, municipality, district or political subdivision of any such country or of any such state, province or territory of such country.

     "GUARANTOR SUBSIDIARY" shall mean, at any time, a Restricted Subsidiary which is at such time party to a valid and enforceable guarantee under which such Subsidiary has guaranteed the due payment and performance of all of the present and future debts and liabilities of either or both of the Borrowers to the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates under or in respect of the Credit Documents and the Lender/Borrower Hedging Arrangements, and "GUARANTOR SUBSIDIARIES" shall mean all of the Guarantor Subsidiaries.

     "HEDGING ARRANGEMENT" shall mean any arrangement or transaction between a Restricted Party and any other Person which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, interest rate option, forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of such transactions or arrangements).

     "HOSTILE TAKE-OVER BID" shall mean a Take-Over Bid by a Restricted Party or in which a Restricted Party is involved, in respect of which the board of directors of the corporation whose securities are subject to such Take-Over Bid has recommended rejection of such Take-Over Bid.

     "IN WRITING" or "WRITTEN" shall mean any form of written communication or a communication by means of facsimile or telex device.

     "INCLUDING" shall mean "including without limitation", and "INCLUDES" shall mean "includes without limitation".

     "INCOME TAX EXPENSE" shall mean, with respect to any period, the aggregate of all taxes on the income of the Restricted Parties for such period, whether current or deferred (net of any

                                                                SECTION 1.01
incentive tax credits or other similar credits) determined on a Modified Consolidated basis and otherwise in accordance with GAAP.

     "INDEPENDENT SUBSIDIARY" shall mean:

      (a) those existing Subsidiaries of the Cdn. Borrower designated by the Cdn. Borrower and the Co-Arrangers as Independent Subsidiaries and referred to in Schedule 4;

      (b) each Person which becomes a Subsidiary of the Cdn. Borrower after the date of this Agreement as a result of an Acquisition and

              (i) in respect of which such Acquisition has been financed entirely from, or from any combination of, the proceeds of an issuance of common share equity of the Cdn. Borrower, property of Independent Subsidiaries and any Investments permitted under subsection 8.02(e), provided that such Acquisition has been completed, and the ongoing business and operations of such Subsidiary have been structured so as to continue, without any Financial Assistance from any Restricted Party and without Recourse Against any Restricted Party by any creditors of such Subsidiary or any of its Subsidiaries (other than in either case pursuant to any such Financial Assistance permitted under subsection 8.02(l)), and

             (ii)  which is designated as an Independent
                   Subsidiary by written notice from the Cdn. Borrower to the Administrative Agent at the time of such Acquisition, and

      (c) each future Subsidiary of the Cdn. Borrower which is designated as an Independent Subsidiary by the Cdn. Borrower and consented to in writing as such by the Administrative Agent and the Required Lenders in each case subject to the terms and conditions, if any, on which such consent is provided by the Administrative Agent and the Required Lenders.

In all events any Subsidiary of an Independent Subsidiary shall be deemed to also be an Independent Subsidiary and any Subsidiary of the Cdn. Borrower (other than Phencorp International Finance Inc.) which in the opinion of the Required Lenders is unable to deliver a valid and enforceable unlimited guarantee of all of the present and future debts and liabilities of one or both of the Borrowers under the Credit Documents shall, on delivery of written notice to such effect to the Cdn. Borrower from the Required Lenders (or from the Administrative Agent with the consent of the Required Lenders), also be deemed to be an Independent Subsidiary.

                                                                SECTION 1.01

     "INTEREST COVERAGE RATIO" shall mean on any day the ratio of (a) EBITDA for the Reference Financial Period for such day to (b) Interest Expense for the Reference Financial Period for such day.

     "INTEREST EXPENSE" shall mean, for any period, the aggregate amount of interest and other financing charges, whether capitalized or expensed by the Restricted Parties, on account of such period with respect to Debt including interest, discount and financing fees, commissions, discounts, the interest or time value of money component of costs related to factoring or securitizing receivables or monetizing inventory and other fees and charges payable with respect to letters of credit and bankers' acceptance financing, standby fees, the interest component of Capitalized Lease Obligations and net payments (if any) pursuant to Hedging Arrangements involving interest, but excluding any amount, such as amortization of debt discount and expenses, which would qualify as Depreciation Expense and the amount reflected in income for such period in respect of gains (or losses) attributable to translation of Debt from one currency to another currency, all as determined on a Modified Consolidated basis and otherwise in accordance with GAAP, provided that Interest Expense shall be adjusted from time to time as provided for in Section 1.03.

     "INVESTMENT" shall mean, with respect to any Person, any direct or indirect investment in or purchase or other acquisition of the securities of or an equity interest in any other Person, any loan or advance to, or arrangement for the purpose of providing funds or credit to (excluding extensions of trade credit in the ordinary course of business in accordance with customary commercial terms), or capital contribution to (whether by means of a transfer of cash or other property or any payment for property or services for the account or use of) any other Person. For greater certainty an Acquisition shall not be treated as an Investment.

     "INVESTMENT GRADE RATING" shall mean a rating of the long term debt of the Cdn. Borrower of both BBB- or higher by S&P (or the equivalent rating if S&P should change its rating categories) and Baa3 or higher by Moody's (or the equivalent rating if Moody's should change its rating categories).

     "JUNE 30 PRO FORMA DEBT" shall mean the pro forma Debt of the Restricted Parties shown on the balance sheet of the Restricted Parties (including Allwaste and its Subsidiaries, Serv Tech and its Subsidiaries, and all Acquisitions made by the Restricted Parties up to and including July 31, 1997) forming part of the June 30 Pro Forma Financial Statements.

     "JUNE 30 PRO FORMA EBITDA" shall mean EBITDA for the four Financial Quarters ending June 30, 1997 determined on a pro forma basis to include and take into account the financial performance of Allwaste and its Subsidiaries, Serv Tech and its Subsidiaries, and all other Acquisitions made by the Restricted Parties up to and including July 31, 1997, in each case

                                                                SECTION 1.01
during the four financial quarters for each such corporation ending as of the date of the most recent publicly available financial statements for such corporation.

     "JUNE 30 PRO FORMA FINANCIAL STATEMENTS" shall mean Modified Consolidated quarterly financial statements for the Restricted Parties for the Financial Quarter ending June 30, 1997 prepared on a pro forma basis to include and take into account

      (a) the financial position on such date, and the financial performance during the period ended on such date, of Allwaste and its Subsidiaries, Serv Tech and its Subsidiaries, and all other Acquisitions made by the Restricted Parties up to and including July 31, 1997; and

      (b) all Debt incurred or assumed by the Restricted Parties after June 30, 1997 in connection with the Acquisitions referred to in clause
           (a) of this definition (including Debt of the Targets of such Acquisitions and their Subsidiaries which has not been repaid as at the date of delivery of such financial statements).

     "LAWS" shall have the meaning specified in the definition of the term "Applicable Law".

     "LC ISSUERS" shall mean the Cdn. LC Issuer and the U.S. LC Issuer, and "LC ISSUER" shall mean either one of the LC Issuers.

     "LC LENDERS" shall mean (a) the Cdn. LC Lenders, (b) the U.S. LC Lenders and (c) only in connection with the Pre-existing Lcs, the Cdn. Operating Lender and the U.S. Operating Lenders in their respective capacities as issuers of the Pre-existing Lcs, and "LC LENDER" shall mean any one of the LC Lenders.

     "LC LINE" shall have the meaning specified in subsection 2.01(g).

     "LENDER/BORROWER HEDGING ARRANGEMENT" shall mean a Hedging Arrangement which is (a) otherwise permitted pursuant to subsection 8.02(r), (b) entered into by a Borrower and any of the Administrative Agent, any Other Agent, a Lender or an Eligible Affiliate of any such Person, and (c) in respect of which the Administrative Agent has received written notice from the applicable Other Agent, Lender or Eligible Affiliate providing the Administrative Agent with particulars of such Hedging Agreement and "LENDER/BORROWER HEDGING ARRANGEMENTS" shall mean all of the Lender/Borrower Hedging Arrangements from time to time.

     "LENDERS" shall mean the Cdn. Only Lenders, the Cross Border Lenders, the U.S. Only Lenders, the Cdn. Operating Lender, the U.S. Operating Lenders and the LC Lenders and "LENDER" shall mean any one of the Lenders.

                                                                SECTION 1.01

     "LETTER OF CREDIT" shall mean a letter of credit issued under the LC Line as provided in Section 2.06 by the Cdn. LC Issuer on behalf of the Cdn. LC Lenders for the account of the Cdn. Borrower or a standby letter of credit issued under the LC Line as provided for in Section 2.06 by the U.S. LC Issuer on behalf of the U.S. LC Lenders for the account of the U.S. Borrower and, for greater certainty, shall include all Pre-existing Lcs as provided for in
Section 2.11.

     "LIBOR" shall mean, with respect to any LIBOR Period:

      (a) for each LIBOR Loan from a Cdn. Only Lender, a Cdn. Cross Border Lender or the Cdn. Operating Lender, the Base LIBOR for such LIBOR Loan for such LIBOR Period, and

      (b) for each LIBOR Loan from a U.S. Only Lender, a U.S. Cross Border Lender or a U.S. Operating Lender, the rate obtained by dividing (i) the Base LIBOR for such LIBOR Loan for such LIBOR Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal and rounded upwards to the nearest 1/16 of 1%) of all reserves required to be maintained against Eurocurrency liabilities as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

     "LIBOR LOAN" shall mean any Loan in U.S. Dollars with respect to which interest is calculated under this Agreement for the time being on the basis of the LIBOR and, for greater certainty, shall include all Pre-existing LIBOR Loans as provided for in Section 2.11.

     "LIBOR PERIOD" shall mean, from time to time with respect to a LIBOR Loan, the applicable interest period of one, three or six months, as selected in accordance with Section 3.05 and any other applicable provision of this Agreement.

     "LIEN" shall mean any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), security interest or other encumbrance of any nature however arising, or any other agreement or arrangement creating in favour of any creditor a right in respect of any particular property that is prior to the right of any other creditor in respect of such property, and includes the right of a lessor under a Capitalized Lease Obligation.

     "LOAN" shall mean the principal amount of Cdn. Dollars or U.S. Dollars advanced by a Lender to a Borrower on any Borrowing Date pursuant to a Notice of Borrowing or made or deemed to have been made by an Operating Lender by way of overdraft pursuant to Section 2.07 (which, for greater certainty, shall include all Pre-existing Prime Rate Overdraft Loans, all Pre-existing U.S. Base Rate Overdraft Loans and all Pre-existing U.S. Reference Rate Overdraft

                                                                SECTION 1.01

Loans as provided for in Section 2.11) or made or deemed to have been made by a Lender pursuant to subsection 2.05(7) or subsection 2.06(3), and "TYPE" of Loan shall refer to whether a particular Loan is a Prime Rate Loan, a U.S. Base Rate Loan, a U.S. Reference Rate Loan or a LIBOR Loan.

     "MARGIN STOCK" shall have the meaning given to such term under Regulation U (12 CFR Part 221).

     "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Restricted Parties considered as a whole, or (b) the ability of any of the Restricted Parties to pay or perform any of their respective liabilities or obligations under any of the Credit Documents, or (c) the right, entitlement or ability of the Administrative Agent or the Lenders to enforce any of the debts, liabilities or obligations of any of the Restricted Parties under, or to exercise or enforce any of their respective rights, entitlements or benefits under, any of the Credit Documents.

     "MATERIAL RESTRICTED PARTIES" shall mean, at any time, the Borrowers and all Restricted Subsidiaries which are not at such time Non Material Restricted Subsidiaries, and "MATERIAL RESTRICTED PARTY" shall mean any one of the Material Restricted Parties.

     "MATURITY DATE" shall mean August 12, 2002.

     "MODIFIED CONSOLIDATED" shall mean, when used with respect to any financial term, financial covenant or financial statements, the consolidation of the applicable financial position, financial performance or financial statements of the Restricted Parties without regard to any other Person which is not a Restricted Party, irrespective of whether or not such other Person is a Subsidiary of a Restricted Party or is a Person in which a Restricted Party has an equity or ownership interest.

     "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors.

     "NATURAL ENVIRONMENT" shall mean the air, land, subsoil, surface water, ground water, and property or any combination or part thereof in any jurisdiction in which a Borrower or any of its Subsidiaries carries on business.

     "NET INCOME" shall mean, for any period, the net income (loss) of the Restricted Parties for such period, determined on a Modified Consolidated basis after allowance for minority interests and otherwise in accordance with GAAP provided that, when used in the definition of EBITDA, "Net Income" shall mean Net Income as so determined but excluding, in each case net of applicable taxes, (a) any gain or loss arising from the Disposition of capital assets (other than any Disposition of capital assets made in the ordinary course of business) or the closure of plants

                                                                SECTION 1.01
or undertakings, (b) any gain or loss arising from any write-up or write-down of assets or goodwill, (c) any earnings or losses of any other Person substantially all of the assets of which have been acquired by a Restricted Party in any manner to the extent that such earnings or losses were realized by such other Person prior to the effective date of such acquisition, (d) net earnings of any Person (other than a Restricted Party) in which a Restricted Party has an ownership or equity interest unless such earnings have actually been received by such Restricted Party in the form of cash distributions, (e) the earnings or losses of any Person to which assets of a Restricted Party have been Disposed of or into or with which a Restricted Party has merged or amalgamated, to the extent that such earnings or losses arose prior to the date of such transaction, and (f) any gains or losses arising from the Disposition of any securities owned by a Restricted Party (other than securities held by Philip Barbados and Phencorp International Finance Inc.).

     "NON ARM'S LENGTH PERSON" shall mean any director, officer, employee, Affiliate or Associate of the Cdn. Borrower or any of its Subsidiaries or Affiliates or any other Person who does not deal at arm's length with the Cdn. Borrower or any of its Subsidiaries or Affiliates within the meaning of such concept as used in the Income Tax Act (Canada).

     "NON BA LENDER" shall mean any Lender which is a Cdn. Only Lender, a Cdn. Cross Border Lender or the Cdn. Operating Lender, and which is not a BA Lender.

     "NON MATERIAL RESTRICTED SUBSIDIARIES" shall mean, at any time, those Restricted Subsidiaries (together with their Restricted Subsidiaries) listed in
Schedule 26, as such Schedule may be amended from time to time as provided in subsection 8.01(w) provided that:

      (a) no such Restricted Subsidiary shall be a Non Material Restricted Subsidiary at any time if:

           (i) the revenue of such Restricted Subsidiary and its Subsidiaries (other than Independent Subsidiaries) for the most recently completed four Financial Quarters exceeded 1% of the aggregate revenue of all of the Restricted Parties for such four Financial Quarters; or

           (ii) the book value of the property of such Restricted Subsidiary and its Subsidiaries (other than Independent Subsidiaries) at such time exceeds 1% of the book value at such time of all property of all of the Restricted Parties; or

           (iii) such Restricted Subsidiary or any of its Subsidiaries owns, leases, licenses or otherwise holds at such time any property which is material to the undertaking, business, operation or property of any Material Restricted Party; and

                                                                SECTION 1.01

      (b) none of such Restricted Subsidiaries shall be Non Material Restricted Subsidiaries at such time if:

           (i) the aggregate revenue of all such Restricted Subsidiaries and their Subsidiaries (other than Independent Subsidiaries) for the most recently completed four Financial Quarters exceeded 15% of the aggregate revenue of all of the Restricted Parties for such four Financial Quarters; or

           (ii) the book value of the property of all such Restricted Subsidiaries and their Subsidiaries (other than Independent Subsidiaries) at such time exceeds 15% of the book value at such time of all property of all of the Restricted Parties.

     "NON RECOURSE ACKNOWLEDGEMENT AND UNDERTAKING" shall mean an agreement in the form of Schedule 5 from a creditor of an Independent Subsidiary in favour of the Secured Parties acknowledging and agreeing that (a) such Independent Subsidiary is separate and independent from the Restricted Parties, (b) such creditor has granted credit to such Independent Subsidiary without regard to or reliance on any of the Restricted Parties or any of their property or financial positions, and (c) such creditor will not have or claim Recourse Against any Restricted Party with respect to any of the present or future debts or liabilities of such Independent Subsidiary to such creditor.

     "NON-U.S. PENSION PLAN" shall mean any plan, fund (including, without limitation, any superannuation or pension fund) or other similar program established or maintained outside the United States of America by any Restricted Party or to which any Restricted Party or any Affiliate of a Restricted Party may have any liability primarily for the benefit of employees or former employees of such Restricted Party residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

     "NON-U.S. WELFARE PLAN" shall mean any plan, fund or other similar program other than a Non-U.S. Pension Plan established or maintained outside the United States of America by any Restricted Party or to which any Restricted Party or any Affiliate of a Restricted Party may have any liability primarily for the benefit of employees or former employees of such Restricted Party residing outside the United States of America, or results in health, medical, disability, life insurance and other employee benefits, and which plan, fund or other similar program is not subject to ERISA or the Code.

     "NOTICE OF BORROWING" shall have the meaning specified in subsection
2.04(1).

                                                                SECTION 1.01

     "NOTICE OF CONVERSION/RENEWAL" shall have the meaning specified in subsection 2.04(1).

     "OFFICER'S CERTIFICATE" shall mean a certificate in form satisfactory to the Administrative Agent (a) in the case of any such certificate of a Borrower delivered under subsections 8.01(a), 8.01(b), 8.01(g), 8.02(k) and 10.01(j), signed by the President or the Chief Financial Officer of such Borrower (or in the case of the environmental compliance certificate to be delivered under subsection 8.01(b), the Executive Vice President, Corporate and Regulatory Affairs of the Cdn. Borrower), and (b) in all other cases, of the applicable corporation required to provide such certificate signed by the president or vice president of such corporation or by such other of its senior officers as may be acceptable to the Administrative Agent.

     "OPERATING LENDERS" shall mean the Cdn. Operating Lender and the U.S. Operating Lenders, and "OPERATING LENDER" shall mean any one of the Operating Lenders.

     "OPERATING LINES" shall mean the Cdn. Operating Line and the U.S. Operating Lines, and "OPERATING LINE" shall mean any one of the Operating Lines.

     "OTHER AGENTS" shall mean the Syndication Agent, the Co-Arrangers and the Documentation Agents, and "OTHER AGENT" shall mean any one of the Other Agents.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "PENSION PLAN" shall mean a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title I of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which any Restricted Party or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "PERMANENT DISPOSITION REDUCTION AMOUNT" relative to any Disposition shall have the meaning specified in subsection 8.02(d).

     "PERMITS" shall mean all permits, licenses, approvals, franchises, rights-of-way, easements and entitlements which any Restricted Party requires, or is required to have, to own, lease or license its property or operate or carry on the business conducted by it.

     "PERMITTED LIENS" shall mean Liens referred to in Schedule 6.

     "PERMITTED INDEBTEDNESS" shall mean the indebtedness referred to in
Schedule 7.

                                                                SECTION 1.01

     "PERSON" is to be broadly interpreted and shall include an individual, a corporation, a partnership, a trust, an unincorporated organization, a joint venture, the government of a country or any political subdivision of a country, or an agency or department of any such government, any other Governmental Authority and the executors, administrators or other legal representatives of an individual in such capacity.

     "PHILIP DISCLOSURE DOCUMENTS" shall mean the Proxy Statement of Allwaste and Prospectus of the Cdn. Borrower dated June 30, 1997 and filed by the Cdn. Borrower with the United States Securities and Exchange Commission and the Proxy Statement of Serv Tech and Prospectus of the Cdn. Borrower dated June 24, 1997 and filed by the Cdn. Borrower with the United States Securities and Exchange Commission.

     "PRE-EXISTING ACCOMMODATION" shall mean all Pre-existing BA Equivalent Notes, Pre-existing Bas, Pre-existing Lcs, Pre-existing LIBOR Loans, Pre-existing Prime Rate Overdraft Loans, Pre-existing U.S. Base Rate Overdraft Loans and Pre-existing U.S. Reference Rate Overdraft Loans.

     "PRE-EXISTING ACCOMMODATION LENDERS" shall mean, (a) in the case of the Pre-existing Lcs, the LC Lenders, the Cdn. Operating Lender and the U.S. Operating Lenders, (b) in the case of Pre-existing Prime Rate Overdraft Loans and Pre-existing U.S. Base Rate Overdraft Loans, the Cdn. Operating Lender, (c) in the case of Pre-existing U.S. Reference Rate Overdraft Loans, the U.S. Operating Lenders, and (d) in the case of any other Pre-existing Accommodation the applicable Lenders listed in Schedule 8 as the lender relative to such Pre-existing Accommodation.

     "PRE-EXISTING BA EQUIVALENT NOTES" shall mean the BA Equivalent Notes (as defined in the Existing Philip Bank Credit Agreement) purchased by a Pre-existing Accommodation Lender under the Existing Philip Bank Credit Agreement and described in Part I of Schedule 8, all of which BA Equivalent Notes are deemed, pursuant to the provisions of Section 2.11, to be BA Equivalent Notes purchased by such Lender, and outstanding, under this Agreement under the applicable Tranche specified in Schedule 8.

     "PRE-EXISTING BAS" shall mean the bankers' acceptances accepted by a Pre-existing Accommodation Lender under the Existing Philip Bank Credit Agreement and described in Part II of Schedule 8, all of which bankers' acceptances are deemed, pursuant to the provisions of Section 2.11, to be Bankers' Acceptances accepted by such Lender, and outstanding, under this Agreement under the applicable Tranche specified in Schedule 8.

     "PRE-EXISTING LCS" shall mean the letters of credit issued by a Pre-existing Accommodation Lender under the Existing Philip Bank Credit Agreement and described in Part

                                                                SECTION 1.01

IV of Schedule 8, all of which letters of credit are deemed, pursuant to the provisions of Section 2.11, to be (a) in the case of any such letters of credit issued by Canadian Imperial Bank of Commerce, Letters of Credit issued by the Cdn. LC Issuer on behalf of the Cdn. LC Lenders, and outstanding, under this Agreement under the LC Line, (b) in the case of any such letters of credit issued by Canadian Imperial Bank of Commerce, New York Agency, Letters of Credit issued by the U.S. LC Issuer on behalf of the U.S. LC Lenders, and outstanding, under this Agreement under the LC Line, (c) in the case of any such letters of credit issued by the Cdn. Operating Lender, Letters of Credit from the Cdn. Operating Lender issued, and outstanding, under this Agreement under the Cdn. Operating Line, and (d) in the case of any such Letters of Credit issued by a U.S. Operating Lender, Letters of Credit from such U.S. Operating Lender issued, and outstanding, under this Agreement under the U.S. Operating Line from such U.S. Operating Lender.

     "PRE-EXISTING LIBOR LOANS" shall mean the libor loans made by a Pre-existing Accommodation Lender under the Existing Philip Bank Credit Agreement and described in Part III of Schedule 8, all of which libor loans are deemed, pursuant to the provisions of Section 2.11, to be LIBOR Loans made by such Lender, and outstanding, under this Agreement under the applicable Tranche specified in Schedule 8.

     "PRE-EXISTING PRIME RATE OVERDRAFT LOANS" shall mean the aggregate amount of Cdn. Dollar prime rate loans outstanding by way of overdraft under Tranche A-4 of the Existing Philip Bank Credit Agreement on the Closing Date, all of which amounts are deemed, pursuant to the provisions of Section 2.11, to be Prime Rate Loans made by way of overdraft by the Cdn. Operating Lender, and outstanding, under this Agreement under the Cdn. Operating Line.

     "PRE-EXISTING U.S. BASE RATE OVERDRAFT LOANS" shall mean the aggregate amount of U.S. Dollar base rate loans outstanding by way of overdraft under Tranche A-4 of the Existing Philip Bank Credit Agreement on the Closing Date, all of which amounts are deemed, pursuant to the provisions of Section 2.11, to be U.S. Base Rate Loans made by way of overdraft by the Cdn. Operating Lender, and outstanding, under this Agreement under the Cdn. Operating Line.

     "PRE-EXISTING U.S. REFERENCE RATE OVERDRAFT LOANS" shall mean the aggregate amount of U.S. Dollar reference rate loans outstanding by way of overdraft under Tranche A-5 of the Existing Philip Bank Credit Agreement on the Closing Date, all of which amounts are deemed, pursuant to the provisions of
Section 2.11, to be U.S. Reference Rate Loans made by way of overdraft by the applicable U.S. Operating Lender, and outstanding, under this Agreement under the U.S. Operating Line from such U.S. Operating Lender.

     "PRICING ADJUSTMENT DATE" shall mean the first day of each Financial
Quarter.

                                                                SECTION 1.01

     "PRIME RATE" shall mean a fluctuating rate of interest per annum, expressed on the basis of a year of 365 or 366 days, as applicable, which is equal at all times to the greater of:

     (i) (x) in the case of Accommodation under the Credit (other than under the Cdn. Operating Line) or other amounts in respect of which interest is to be calculated under this Agreement on the basis of the Prime Rate, the reference rate of interest (however designated) of the Administrative Agent for determining interest chargeable by it on Cdn. Dollar commercial loans made in Canada, and (y) in the case of Accommodation under the Cdn. Operating Line, the reference rate of interest (however designated) of the Cdn. Operating Lender for determining interest chargeable by it on Cdn. Dollar commercial loans made in Canada; and

     (ii) 0.75% above CDOR from time to time for 30 day bankers' acceptances.

     "PRIME RATE LOAN" shall mean any Loan in Cdn. Dollars with respect to which interest is calculated under this Agreement for the time being on the basis of the Prime Rate.

     "PRO FORMA FINANCIAL STATEMENTS" shall mean the Modified Consolidated quarterly financial statements of the Restricted Parties for the period ending on March 31, 1997 prepared on a pro forma basis to add and take into account the initial Borrowing and the financial position on such date, and the financial performance during the period ending on such date, of all Acquisitions made by the Restricted Parties up to and including July 31, 1997.

     "PROPERTY" shall include any asset or property of any nature, kind or description whatsoever (whether real, personal or intellectual and whether tangible or intangible) and any cash, receivables, revenue or undertaking, whether or not shown on a balance sheet in accordance with GAAP.

     "PURCHASE MONEY OBLIGATION" shall mean an obligation of a Restricted Party incurred or assumed to finance the purchase price of any tangible personal property acquired by such Restricted Party in the ordinary course of business, provided that such obligation is incurred or assumed within 30 days after the acquisition of such property and does not exceed the purchase price payable by such Restricted Party for such property, and includes any extension, renewal or refunding of any such obligation so long as the principal amount thereof outstanding on the date of such extension, renewal or refunding is not increased.

     "RATEABLY" shall mean, at any time:

     (a) for purposes other than Sections 9.03 and 11.02, as nearly as practical in the opinion of the Administrative Agent, in accordance with the proportion that the aggregate amounts owing under all Credit Documents to the Administrative

                                                                   SECTION 1.01
                                - 31 -



           Agent, to any Other Agent or to any particular Lender at such time is of the aggregate amounts owing under all Credit Documents to the Administrative Agent, the Other Agents and all Lenders at such time, or in accordance with the proportion that the outstanding Accommodation from any particular Lender at such time from a particular Borrower or from both Borrowers, as the case may be, under a particular Tranche or Tranches is of the outstanding Accommodation from all Lenders at such time from such Borrower or from both Borrowers, as the case may be, under such Tranche or Tranches; and

     (b) in the case of Sections 9.03 (subject to the provisions of subsection 9.03(5)) and 11.02, in accordance with the proportion that the aggregate amounts owing under all Secured Party Documents to any Secured Party at such time is of the aggregate amounts owing under all Secured Party Documents to all Secured Parties at such time;

     and "RATEABLE" shall have an analogous meaning.

     "RECOURSE AGAINST " any Person shall mean any direct or indirect right, entitlement or recourse of any kind, nature or description whatsoever (whether by agreement, pursuant to statute, at law, in equity or otherwise) to or against such Person or any of such Person's property or credit.

     "REFERENCE FINANCIAL PERIOD" shall mean:

     (a) when used to determine any pricing adjustments for interest, Bankers' Acceptance fees, Letter of Credit fees or standby fees under Article Three, in each case, for any Pricing Adjustment Date, the four consecutive Financial Quarters ending on the last day of the second immediately preceding completed Financial Quarter (by way of example, for the Pricing Adjustment Date which occurs on January 1, 1998, the Reference Financial Period is the four Financial Quarters ending September 30, 1997 and for the Pricing Adjustment Date which occurs on April 1, 1998, the Reference Financial Period is the four Financial Quarters ending on December 31, 1997); and

     (b)   when used for any other purpose for any day

           (i) if such day is the last day of a Financial Quarter, the four consecutive Financial Quarters ending on such day; and

           (ii) if such day is not the last day of a Financial Quarter, the then most recently completed four Financial Quarters.

                                                                   SECTION 1.01

     "REGISTRY OF COMMITMENTS" shall have the meaning specified in subsection 2.08(2).

     "REGULATION D", "REGULATION G", "REGULATION T", "REGULATION U" and "REGULATION X" shall mean Regulation D, Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the United States Federal Reserve System.

     "REINVESTED" in the Restricted Parties, when used in connection with all or any portion of any Deemed Excess Proceeds of Disposition Amount, shall mean the use of funds by the Restricted Parties in an amount equal to, or to such portion of, such Deemed Excess Proceeds of Disposition Amount to acquire property, or to acquire a business or Person (in which case such Person may not be an Independent Subsidiary) which results in the indirect acquisition by the Restricted Parties of property, which has a fair market value at least equal to such Deemed Excess Proceeds of Disposition Amount or such portion of such Deemed Excess Proceeds of Disposition Amount, as the case may be, and which are to be used in, and are required for use in, the operation of the business of the Restricted Parties.

     "RELATED BUSINESS" shall mean any business similar to the resource recovery and industrial services business carried on at the date of this Agreement by the Restricted Parties or any other resource recovery and industrial services business.

     "RELEASE" is to be broadly interpreted and shall include deposit, leak, emit, add, spray, inject, inoculate, abandon, spill, seep, pour, empty, throw, dump, place and exhaust, and when used as a noun has a similar meaning.

     "REPORTABLE EVENT" shall mean an event described in Section 4043(c) of ERISA with respect to a Pension Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

     "REQUIRED LENDERS" shall mean, at any time, (a) for the purpose of Section 9.02, the Lenders which are entitled to vote in respect of at least 66 and 2/3% of the aggregate U.S. Dollar Amount of all Accommodation then outstanding, and
(b) for all other purposes of this Agreement, the Lenders whose Commitments (or after the termination of the Commitments, U.S. Dollar Amount of outstanding Accommodation) are at such time, in the aggregate, at least 66 and 2/3% of the aggregate amount of all Commitments (or after the termination of the Commitments, the U.S. Dollar Amount of all outstanding Accommodation) at such time.

     "REQUIREMENTS OF LAW" shall mean, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Applicable Law, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                                                                   SECTION 1.01

     "RESTRICTED PARTIES" shall mean at any time the Borrowers and all Restricted Subsidiaries at such time, and "RESTRICTED PARTY" shall mean any one of the Restricted Parties.

     "RESTRICTED PAYMENT" shall mean, with respect to any Person, any payment by such Person (a) of any dividends on any shares of its capital, (b) on account of, or for the purpose of setting apart any property for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of its capital or any warrants, options or rights to acquire any such shares, or the making by such Person of any other distribution in respect of any shares of its capital, (c) of any principal of or interest or premium on or of any amount in respect of a sinking or analogous fund or defeasance fund for any indebtedness or liability of such Person ranking in right of payment subordinate to any liability of such Person under the Credit Documents, or (d) of any management, consulting or similar fee or any bonus payment or comparable payment, or by way of gift or other gratuity, to any Non Arm's Length Person.

     "RESTRICTED SUBSIDIARIES" shall mean all present and future Subsidiaries of the Cdn. Borrower other than any such Subsidiary which is at the relevant time an Independent Subsidiary, and "RESTRICTED SUBSIDIARY" shall mean any one of the Restricted Subsidiaries.

     "ROLLING STOCK" shall mean relative to the Restricted Parties all automobiles, trucks and other motorized vehicles of, or used by or for the benefit of, or used in the operation of the business of, any Restricted Party, provided that the term "ROLLING STOCK" shall not include any machinery, equipment or other property (a) which is installed on or affixed to any such automobile, truck or other motorized vehicle, and (b) which (i) uses technology or intellectual property rights which are owned or licensed (other than only as part of a license arrangement with the owner of such vehicle) by any of the Restricted Parties, or (ii) consists of all or part of one or more units which enables such automobile, truck or other motorized vehicle to deliver or perform the services of any Restricted Party in respect of which such vehicle is being used.

     "SECURED PARTIES" shall have the meaning specified in Section 9.03, and "SECURED PARTY" shall mean any one of the Secured Parties.

     "SECURED PARTY DOCUMENTS" shall have the meaning specified in Section 9.03, and "SECURED PARTY DOCUMENT" shall mean any one of the Secured Party Documents.

     "SECURITY" shall have the meaning specified in Section 6.01.

     "SERV TECH" shall mean Serv-Tech, Inc. a corporation existing under the laws of Texas.

     "SERV TECH AGREEMENT AND PLAN OF MERGER" shall mean the Agreement and Plan of Merger dated as of March 5, 1997 among the Cdn. Borrower, Taro Aggregates Ltd., ST Acquisition Corporation and Serv Tech.

                                                                   SECTION 1.01

     "SERV TECH ACQUISITION" shall mean the Acquisition of Serv Tech by the Cdn. Borrower by way of the merger of a wholly-owned Subsidiary of the Cdn. Borrower with and into Serv Tech, with Serv Tech being the surviving corporation from such merger, pursuant to the Serv Tech Agreement and Plan of Merger.

     "S&P" shall mean Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and its successors.

     "SUBSIDIARY" shall mean, as to any Person, (i) any corporation, if securities of such corporation having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation are at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person owns more than 50% of the equity at the time.

     "SURPLUS ADDITIONAL DEBT AND COMMITMENTS" shall mean at any time the amount, if any, by which (x) the sum of, without duplication, all Additional Debt outstanding at such time and all Additional Debt which any Restricted Party is entitled to obtain at such time (or would be entitled to obtain at such time subject to delivery of notices or requests and compliance with other normal course conditions to borrowing) pursuant to any agreements or commitments with any other Person, in the aggregate exceeds (y) U.S. $250,000,000 (or the equivalent amount in any other currency or currencies).

     "TAKE-OVER BID" shall mean either (a) an offer to acquire outstanding voting or equity securities of a class of a corporation where the securities that are the subject of such offer, together with the offeror's securities, constitute at least 20% of the outstanding securities of that class of securities on the date the offer is made, or (b) any other event which is a take-over bid within the meaning attributed to such term by any law, treaty, rule, regulation, or requirement of any stock exchange or securities commission, or determination of any arbitrator, court, stock exchange, securities commission or other Governmental Authority, in each case, applicable to or binding on any Restricted Party.

     "TAX SHARING AGREEMENT" shall mean an agreement in the form of Schedule 9 from an Independent Subsidiary respecting such Independent Subsidiary's agreement to indemnify any Restricted Party from and reimburse any Restricted Party for any United States income, corporate or other taxes payable by such Independent Subsidiary which have been paid by, or in respect of which a claim or demand by a Governmental Authority has been made against, such Restricted Party or one of its Subsidiaries.

     "TAXES" has the meaning specified in Section 5.03.

                                                                    SECTION 1.01

     "TARGET" shall mean any company, division, business, undertaking or operation acquired by way of an Acquisition.

     "TRANCHE 1" shall have the meaning specified in subsection 2.01(a).

     "TRANCHE 1 COMMITMENT" shall have the meaning specified in subsection 2.01(a).

     "TRANCHE 2" shall have the meaning specified in subsection 2.01(b).

     "TRANCHE 2 CDN. BORROWING COMMITMENT" shall have the meaning specified in subsection 2.01(b).

     "TRANCHE 2 COMBINED COMMITMENT" shall have the meaning specified in subsection 2.01(b).

     "TRANCHE 2 U.S. BORROWING COMMITMENT" shall have the meaning specified in subsection 2.01(b).

     "TRANCHE 3" shall have the meaning specified in subsection 2.01(c).

     "TRANCHE 3 COMMITMENT" shall have the meaning specified in subsection 2.01(c).

     "TRANCHES" shall mean, collectively, Tranche 1, Tranche 2, Tranche 3, the Cdn. Operating Line, the U.S. Operating Lines and the LC Line, and "TRANCHE" shall mean any one of the Tranches.

     "TWO-STEP PERMITTED ACQUISITION" shall mean an Acquisition by a Borrower or any Wholly-Owned Restricted Party otherwise permitted under this Agreement and constituting the Acquisition of 100% of the capital stock of any Target not already a Subsidiary of the Cdn. Borrower by way of (x) a tender offer for the shares of such Target, and (y) a subsequent amalgamation or merger of the Target with a Borrower or any Wholly-Owned Restricted Party (provided that in the case of an amalgamation or merger with a Borrower, such Borrower is the surviving corporation from such amalgamation or merger) or a subsequent compulsory acquisition of all remaining outstanding shares of the Target, provided that:

     (a) the subsequent merger or compulsory share acquisition to be effected as part of such Two-Step Permitted Acquisition shall be consummated as soon as possible after the consummation of the tender offer portion thereof but in any event within 135 days thereafter;

                                                                   SECTION 1.01

     (b) upon the consummation of the tender offer portion of any Two-Step Permitted Acquisition, the applicable Borrower or Wholly-Owned Restricted Party shall have acquired sufficient shares of the outstanding capital of the applicable Target to effect (without any vote by any other shareholders of the Target) the subsequent amalgamation or merger (as a result of which the Target shall be amalgamated with or merged into the applicable Borrower or become a Wholly-Owned Restricted Party) or compulsory share acquisition within 135 days after the consummation of such tender offer; and

     (c) prior to the consummation of the tender offer portion of any Two-Step Permitted Acquisition, the applicable Borrower shall have available to it sufficient committed financing to effect such Two-Step Permitted Acquisition (and to make all payments owing in connection with both steps thereof).

     "UNDISBURSED COMMITMENT" shall mean, at any time with respect to any Lender and any Tranche, the excess, if any, of the Commitment of such Lender at such time under such Tranche over the U.S. Dollar Amount of Accommodation then outstanding from such Lender under such Tranche.

     "UNDISBURSED CREDIT" shall mean, at any time, the excess, if any, of the limit of the Credit over the U.S. Dollar Amount of Accommodation then outstanding under the Credit.

     "UNDISBURSED TRANCHE" shall mean, at any time with respect to any Tranche, the excess, if any, of the limit of such Tranche over the U.S. Dollar Amount of Accommodation then outstanding under such Tranche, and "UNDISBURSED TRANCHE 1", "UNDISBURSED TRANCHE 2", "UNDISBURSED TRANCHE 3", "UNDISBURSED CDN. OPERATING LINE", "UNDISBURSED U.S. OPERATING LINE" and "UNDISBURSED LC LINE" shall have analogous meanings.

     "UNFUNDED CURRENT LIABILITY" of any Pension Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Pension Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

     "U.S. BASE RATE" shall mean a fluctuating rate of interest per annum, expressed on the basis of a year of 365 or 366 days, as applicable, which is equal at all times to the greater of:

     (i) (x) in the case of Accommodation under the Credit (other than under the Cdn. Operating Line) or other amounts in respect of which interest is to be calculated under this Agreement on the basis of the U.S. Base Rate, the reference rate of interest (however designated) of the Administrative Agent for determining interest

                                                                   SECTION 1.03
           chargeable by it on U.S. Dollar commercial loans made in Canada, and (y) in the case of Accommodation under the Cdn. Operating
           Line, the reference rate of interest (however designated) of the Cdn. Operating Lender for determining interest chargeable by it on U.S. Dollar commercial loans made in Canada; and

     (ii)  0.75% above the USD-LIBOR-Reuters from time to time.

     "U.S. BASE RATE LOAN" shall mean any Loan in U.S. Dollars with respect to which interest is calculated under this Agreement for the time being on the basis of the U.S. Base Rate.

     "U.S. BORROWER" shall mean Philip Environmental (Delaware), Inc., a corporation existing under the laws of Delaware, and its successors by amalgamation, merger or otherwise.

     "U.S. CROSS BORDER LENDERS" shall mean those Lenders listed in Column 5 of
Schedule 1 to this Agreement, together with each other Person which from time to time becomes a party to this Agreement and a Lender in the United States of America to the U.S. Borrower under Tranche 2 in accordance with Section 12.01, in their capacity as Lenders in the United States of America to the U.S. Borrower under Tranche 2, in each case together with their respective successors and assigns, and "U.S. CROSS BORDER LENDER" shall mean any one of the U.S. Cross Border Lenders.

     "U.S. DOLLAR AMOUNT" shall mean, at any time, relative to the Credit, any Tranche, any Commitment or any Person, the sum of (a) the aggregate amount of all Accommodation outstanding at such time under the Credit, under such Tranche, under such Commitment or from such Person, as the case may be, that is denominated in U.S. Dollars, and (b) the aggregate of the Equivalent Amounts at such time, expressed in U.S. Dollars, of all Accommodation outstanding at such time under the Credit, under such Tranche, under such Commitment or from such Person, as the case may be, that is not denominated in U.S. Dollars.

     "U.S. DOLLARS", "U.S. $" and "$" shall mean lawful currency of the United States of America.

     "U.S. LC COMMITMENT" shall have the meaning specified in subsection
2.01(g).

     "U.S. LC ISSUER" shall mean Canadian Imperial Bank of Commerce, New York Agency in its capacity as issuer of Letters of Credit to the U.S. Borrower under the LC Line together with its successors and assigns in such capacity.

     "U.S. LC LENDERS" shall mean the U.S. LC Issuer and those other Lenders listed in Column 3 of Schedule 27 to this Agreement, together with each other Person which from time to time becomes a party to this Agreement and a Lender in the United States of America to the U.S.

                                                                   SECTION 1.01

Borrower under the LC Line in accordance with Section 12.01, in their capacity as Lenders in the United States of America to the U.S. Borrower under the LC Line, in each case together with their respective successors and assigns, and "U.S. LC LENDER" shall mean any one of the U.S. LC Lenders.

     "U.S. LENDERS" shall have the meaning specified in subsection 5.03(3), and "U.S. LENDER" shall mean any one of the U.S. Lenders.

     "U.S. ONLY LENDERS" shall mean those Lenders listed in Column 8 of
Schedule 1 to this Agreement, together with each other Person which from time to time becomes a party to this Agreement and a Lender in the United States of America to the U.S. Borrower under Tranche 3 in accordance with Section 12.01, in their capacity as Lenders in the United States of America to the U.S. Borrower under Tranche 3, in each case together with their respective successors and assigns, and "U.S. ONLY LENDER" shall mean any one of the U.S. Only Lenders.

     "U.S. OPERATING LENDERS" shall mean the U.S. Operating Line A Lender and the U.S. Operating Line B Lender, and "U.S. OPERATING LENDER" shall mean either one of the U.S. Operating Lenders.

     "U.S. OPERATING LINE A" shall have the meaning specified in subsection 2.01(e).

     "U.S. OPERATING LINE A LENDER" shall mean Comerica Bank in its capacity as the operating credit lender to the U.S. Borrower in the United States of America under U.S. Operating Line A together with its successors and assigns in such capacity.

     "U.S. OPERATING LINE B" shall have the meaning specified in subsection 2.01(f).

     "U.S. OPERATING LINE B LENDER" shall mean Texas Commerce Bank National Association in its capacity as the operating credit lender to the U.S. Borrower in the United States of America under U.S. Operating Line B together with its successors and assigns in such capacity.

     "U.S. OPERATING LINES" shall mean U.S. Operating Line A and U.S. Operating Line B, and "U.S. OPERATING LINE" shall mean either one of the U.S. Operating Lines.

     "U.S. REFERENCE RATE" shall mean a fluctuating rate of interest per annum, expressed on the basis of a year of 360 days, which is equal at all times to the higher of:

     (i) (x) in the case of Accommodation under the Credit (other than under the U.S. Operating Lines) or other amounts in respect of which interest is to be calculated under this Agreement on the basis of the U.S. Reference Rate, the reference rate

                                                                   SECTION 1.01
           of interest (however designated) quoted by the Administrative
           Agent for determining interest chargeable by it or its Affiliates on U.S. Dollar commercial loans made in the United States of America, and (y) in the case of Accommodation under a U.S.
           Operating Line, the reference rate of interest (however designated) of the applicable U.S. Operating Lender for determining interest chargeable by it on U.S. Dollar commercial loans made in the United States of America; and

     (ii)  0.5% above the Federal Funds Rate from time to time.

     "U.S. REFERENCE RATE LOAN" shall mean any Loan in U.S. Dollars with respect to which interest is calculated under this Agreement for the time being on the basis of the U.S. Reference Rate.

     "USD-LIBOR-REUTERS" on any day, shall mean the rate for deposits in U.S. Dollars for a period of one month which appears on page Q LIBOR 01 as of 11:00 a.m. (London, England time) on such day (or if such rate does not appear on such page of the Reuters Screen at such time on such day, then such rate which appears on such page of the Reuters Screen as of 11:00 a.m. (London, England time) on the immediately preceding Business Day) or, if such Reuters Screen rate is not available on either such day, the rate for deposits of U.S. Dollars for a period of one month which appears on the LIBO page of the Reuters Screen as of 11:00 a.m. (London, England time) on such day (or if such rate does not appear on the LIBO page at such time on such day, then such rate which appears on the LIBO page of the Reuters Screen as of 11:00 a.m. (London, England time) on the immediately preceding Business Day).

     "WHOLLY-OWNED RESTRICTED PARTY" shall mean any Restricted Party of which all of the issued and outstanding shares are owned beneficially and of record by any one or more of the Cdn. Borrower and the Wholly-Owned Restricted Parties.

     "WORKING CAPITAL RATIO" shall mean, at any time, the ratio of (a) Current Assets at such time to (b) Current Liabilities at such time.

1.012 HEADINGS, ETC.

      The division of this Agreement into Articles, Sections, subsections, paragraphs and clauses and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section, subsection, paragraph, clause or other portion of this Agreement. Unless something in the subject matter or context is inconsistent with any such reference, references in

                                                                   SECTION 1.02
this Agreement to Articles, Sections, subsections, paragraphs, clauses and Schedules are to Articles, Sections, subsections, paragraphs, clauses and Schedules of this Agreement.

1.013 FINANCIAL TERMS

     (1) All accounting terms not otherwise defined in this Agreement will have the meanings assigned to such terms by GAAP. The Borrowers acknowledge and agree that the various financial terms defined and used in this Agreement, and the availability of Accommodation, and the interest rates, Bankers' Acceptance fees, Letter of Credit fees and stand-by fees set forth in Article Three and the various financial covenants under Section 8.03, have all been established and agreed upon on the basis of the accounting policies, practices, principles and calculation methods or components thereof adopted and applied by the Cdn. Borrower in the preparation of the Cdn. Borrower's December 31, 1996 annual consolidated audited financial statements (the "FINANCIAL STATEMENTS"). Accordingly, although the Cdn. Borrower shall be entitled to implement any change or modification in accordance with GAAP to any such accounting policies, practices, principles or calculation methods or components thereof, for the purpose of this Agreement, all accounting terms defined or used in this Agreement (including, without limitation, those specifically referred to above) shall at all times be interpreted in accordance with, and all financial statements delivered or supplied under this Agreement shall be accompanied by a reconciliation so as to show the financial position, performance and results of the Restricted Parties in accordance with, GAAP (on a Modified Consolidated basis where required by this Agreement) using, and shall at all times be applied in accordance with GAAP (on a Modified Consolidated basis where required by this Agreement) in a manner consistent with, the policies, practices, principles and calculation methods or components thereof adopted by the Cdn. Borrower with respect to the Financial Statements, irrespective of any change or modification thereto implemented by the Cdn. Borrower (provided however that if the Cdn. Borrower changes such policies, practices, principles or calculation methods, the Cdn. Borrower may for the purpose of the accounting terms defined in this Agreement (a) implement any such change which is neither material in nature nor could have a material impact on the interpretation or calculation of the financial terms or covenants set forth in this Agreement, provided that the Cdn. Borrower has given the Administrative Agent prior written notice of the applicable change, and (b) implement any such change which is material in nature or which could have a material impact on the interpretation or calculation of the financial terms or covenants set forth in this Agreement provided that the Cdn. Borrower has given the Administrative Agent 30 days' prior written notice of such change and the Required Lenders have given their prior written approval to the Cdn. Borrower implementing such change).

     (2) If there is a Disposition of, or a closure of, any business, undertaking or operation of a Restricted Party (collectively a "SALE"), Interest Expense prior to the date of such Sale ("SALE RELATED HISTORICAL INTEREST EXPENSE") will be adjusted downwards, effective as of the date of such Sale, so that any Sale Related Historical Interest Expense for any period used in any

                                                                   SECTION 1.03
calculations of financial terms or covenants under this Agreement after the date of such Sale is reduced on a proportionate basis to reflect a reasonable estimate of what such Sale Related Historical Interest Expense for such period would have been if such Sale had been completed at the beginning of such period. Any such adjustment to Sale Related Historical Interest Expense over any period shall be calculated based on the formula set forth below. The number of completed calendar months immediately preceding such Sale occurring during the respective four Financial Quarter period will be determined and is referred to as "N". Sale Related Historical Interest Expense will be adjusted downward for such period by an amount equal to:

         N/12 x (NSP x ACOB)

    where:


         NSP = the net cash sales proceeds received from such Sale or, in the case of a Sale which is a closure, the book value at the date of such Sale of the business or undertaking closed

         ACOB = the average rate for the applicable period for Debt of the Cdn. Borrower under this Agreement.


     (3) If there is an Acquisition by a Restricted Party, Interest Expense prior to the date of such Acquisition ("ACQUISITION RELATED HISTORICAL INTEREST EXPENSE") will be adjusted upwards, effective as of the date of such Acquisition, so that any Acquisition Related Historical Interest Expense for any period used in any calculation of financial terms or covenants under this Agreement after the date of such Acquisition is increased to reflect the incremental Debt issued, incurred or assumed by the Restricted Parties to effect such Acquisition calculated at a rate per annum equal to the rate of interest applicable to such Debt at the date of such Acquisition (in the case of Debt which was issued or incurred in connection with such Acquisition and at the average rate of interest on such Debt for such period in the case of Debt assumed in connection with such Acquisition) as if such incremental Debt had been issued, incurred or assumed at the beginning of such period.

     (4) If there is a Sale, EBITDA prior to the date of such Sale ("SALE RELATED HISTORICAL EBITDA") will be adjusted downwards, effective as of the date of such Sale, so that any Sale Related Historical EBITDA for any period used in any calculations of financial terms or covenants under this Agreement after the date of such Sale is reduced on a proportionate basis to reflect a reasonable estimate of what Sale Related Historical EBITDA for such period would have been if such Sale had been completed at the beginning of such period. For greater certainty, any adjustment to EBITDA under this subsection in connection with any Sale will be made without duplication of any adjustment made to Interest Expense under subsection 1.03(2) in connection with such Sale.

                                                                   SECTION 1.03

     (5) If there is an Acquisition by a Restricted Party of a new division, business, undertaking or operation, EBITDA prior to the date of such Acquisition ("ACQUISITION RELATED HISTORICAL EBITDA") will be adjusted upward, effective as of the date of such Acquisition, so that any Acquisition Related Historical EBITDA for any period used in any calculations of financial terms or covenants under this Agreement after the date of such Acquisition is increased to reflect a reasonable estimate of what Acquisition Related Historical EBITDA for such period would have been had such Acquisition been completed at the beginning of such period (and for greater certainty such upward adjustment will not include any expected synergies). For greater certainty, any adjustment to EBITDA under this subsection in connection with any Acquisition will be made without duplication of any adjustment made to Interest Expense under subsection 1.03(3) in connection with such Acquisition.

1.014 NUMBER, GENDER AND EXPRESSIONS

     Words importing the singular number only will include the plural and vice versa, words importing gender will include all genders and words importing any type or category of Persons will include all types and categories of Persons. Where any term or expression is defined in this Agreement, derivations of such term or expression will have a corresponding meaning.


1.015 TIME

     Unless otherwise expressly stated, any reference in this Agreement to a time will mean Toronto, Ontario local time. Time shall be of the essence of this Agreement and each of its provisions.

1.016 NON-BUSINESS DAYS

     Unless otherwise expressly provided in this Agreement, whenever any payment is stated to be due on a day other than a Business Day, the payment will be made on the immediately following Business Day. Notwithstanding the foregoing, if with respect to any payment of principal or interest on a LIBOR Loan the succeeding Business Day falls in the next calendar month, the due date for payment of such principal or interest shall be the next preceding Business Day. In the case of interest or fees payable pursuant to the terms of this Agreement, the extension or contraction of time will be considered in determining the amount of interest and fees. Unless otherwise expressly provided in this Agreement, whenever any action to be taken is stated or scheduled to be required to be taken on, or (except with respect to the calculation of interest or fees) any period of time is stated or scheduled to commence or terminate on, a day other than a Business Day, the action will be taken or the period of time will commence or terminate, as the case may be, on the immediately following Business Day.

1.017 CONFLICTS

                                                                   SECTION 1.07

     In the event of a conflict, discrepancy, difference or ambiguity in or between the provisions of this Agreement and the provisions of any of the other Credit Documents, then, unless such Credit Document or an acknowledgment from the Cdn. Borrower relative to such Credit Document expressly states that this
Section is not applicable thereto, notwithstanding anything else contained in such other Credit Document, the provisions of this Agreement will prevail and the provisions of such other Credit Document will be deemed to be amended to the extent necessary to eliminate such conflict, discrepancy, difference or ambiguity.


1.018 STATUTORY REFERENCES

     Any reference in this Agreement to any act or statute, or to any section of or any definition in any act or statute, will be deemed to be a reference to such act or statute or section or definition as amended, supplemented, substituted or re-enacted from time to time.


1.019 ACTIONS BY RESTRICTED PARTIES

     If any provision in the Credit Documents refers to any action taken or to be taken by any Restricted Party or any Independent Subsidiary, or which a Restricted Party or an Independent Subsidiary is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action, provided however, for greater certainty, the provisions of this Section are not intended to impose any obligation on a Restricted Party or an Independent Subsidiary to effect any action by any means prohibited by then existing Applicable Laws.

1.101 SEVERABILITY

     If any term, covenant, obligation or agreement contained in this Agreement, or the application of any such term, covenant, obligation or agreement to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant, obligation or agreement to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability and each term, covenant, obligation or agreement contained in this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.


1.11 ENTIRE AGREEMENT

     This Agreement and all other Credit Documents constitute the entire agreement between the parties to this Agreement with respect to the Credit and the other matters contemplated in this Agreement as of the date of this Agreement, and (except for any fee letter or fee letters between the Co-Arrangers and the Cdn. Borrower or the Administrative Agent and the Cdn. Borrower)

                                                                   SECTION 1.11
supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, with respect to the Credit including, without limitation, those contained in the May 28, 1997 arrangement letter from the Co-Arrangers to the Cdn. Borrower.


1.12 PERMITTED LIENS

     The inclusion of reference to Permitted Liens in any Credit Document is not intended to and shall not subordinate and shall not be interpreted as subordinating any Lien created by any of the Security to any Permitted Lien.

1.13 INTEREST PAYMENTS AND CALCULATIONS

     (1) All interest payments to be made under this Agreement will be paid without allowance or deduction for deemed re-investment or otherwise, both before and after maturity and before and after default and/or judgment, if any, until payment of the amount on which such interest is accruing, and interest will accrue on overdue interest, if any.

     (2) Unless otherwise stated, wherever in this Agreement reference is made to a rate of interest or rate of fees "per annum" or a similar expression is used, such interest or fees will be calculated on the basis of a calendar year of 365 days or 366 days, as the case may be, and using the nominal rate method of calculation, and will not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed re-investment of interest.

     (3) For the purposes of the Interest Act (Canada) and disclosure under such act, whenever interest to be paid under this Agreement is to be calculated on the basis of a year of 365 days or 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 365, 360 or such other period of time, as the case may be.


1.14 GOVERNING LAW

     THIS AGREEMENT AND, UNLESS OTHERWISE SPECIFIED IN SUCH CERTIFICATE OR OTHER DOCUMENT, ALL CERTIFICATES AND OTHER DOCUMENTS DELIVERED TO THE ADMINISTRATIVE AGENT AND THE LENDERS UNDER THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE IN THE PROVINCE OF ONTARIO. EACH OF THE BORROWERS VOLUNTARILY AND IRREVOCABLY SUBMITS ITSELF TO THE

                                                                   SECTION 1.14

JURISDICTION OF ANY COMPETENT FEDERAL OR PROVINCIAL COURT OR TRIBUNAL IN THE PROVINCE OF ONTARIO TO ENABLE THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEM TO COMMENCE AND CARRY TO A CONCLUSION ANY SUIT, ACTION OR PROCEEDING FOR THE COLLECTION OF ANY AND ALL AMOUNTS PAYABLE BY SUCH BORROWER UNDER THE CREDIT DOCUMENTS AND/OR THE ENFORCEMENT OF ANY OTHER RIGHT OR SECURITY GIVEN TO THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEM BY SUCH BORROWER IN CONNECTION WITH ANY AMOUNT PAYABLE UNDER ANY CREDIT DOCUMENT. Each of the Borrowers further agrees that any final judgment or decree against such Borrower and/or its property in any such suit, action or proceeding shall be conclusive on such Borrower and such property and all parties in interest, and may be enforced in any court or tribunal in any other country, province or state by suit on the judgment or decree, a certified copy of which shall be conclusive evidence of judgement or decree, as the case may be. Nothing in this Section shall be deemed or operate to preclude the Administrative Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to collect the obligations of any Restricted Party or to realize on the Security, or to enforce a judgment or other court order in favour of the Administrative Agent or any Lender. Each of the Borrowers expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waives any objection which such Person may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each of the Borrowers hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaints and other process may be made by registered or certified mail addressed to such Person at the address of the Cdn. Borrower set forth on the signature page of this Agreement.


1.15 WAIVER OF JURY TRIAL

     BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE PROVINCIAL AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE CREDIT DOCUMENTS OR THE TRANSACTIONS UNDER THE CREDIT DOCUMENTS.

                                                                   SECTION 1.16

1.16 CURRENCY

     Unless otherwise specified in this Agreement, all statements of or references to dollar amounts (without further description) mean U.S. Dollars.


1.17 SENIOR INDEBTEDNESS

     All of the debts, obligations and liabilities of the Cdn. Borrower under or in respect of this Agreement and all of the other Credit Documents and all Lender/Borrower Hedging Arrangements constitutes "Senior Indebtedness" (as defined in the January 1, 1989 indenture (the "ALLWASTE TRUST INDENTURE"), as supplemented, delivered by Allwaste to Texas Commerce Trust Company of New York as trustee) and shall rank in right of payment in priority to all debts, obligations and liabilities of the Cdn. Borrower under or in respect of the Allwaste Trust Indenture or any debentures issued thereunder.


1.18  SCHEDULES

      The Schedules attached to, and forming part of, this Agreement are as follows:

      Schedule 1  - Commitments of the Lenders under Tranches 1, 2 and 3
      Schedule 2  - Form of Corporate Separateness Covenant and Assurance
                    Agreement
      Schedule 3  - Form of Acknowledgement and Agreement from Eligible
                    Affiliates of the Administrative Agent, an Other Agent or a Lender
      Schedule 4  - List of Independent Subsidiaries
      Schedule 5  - Form of Non Recourse Acknowledgement and Undertaking
      Schedule 6  - List of Permitted Liens
      Schedule 7  - Description of Permitted Indebtedness
      Schedule 8  - Description of Pre-existing Accommodation
      Schedule 9  - Form of Tax Sharing Agreement
      Schedule 10 - Form of Notice of Borrowing
      Schedule 11 - Form of Note of Conversion/Renewal
      Schedule 12 - Minimum Amounts of Borrowings under Tranches
      Schedule 13 - Notice Periods for Borrowing of Types of Accommodation under
                    Tranches
      Schedule 14 - Form of BA Equivalent Note
      Schedule 15 - Form of Non Bank Certificate for U.S. Withholding Tax
                    Purposes
      Schedule 16 - Listing of Particulars of Shares and Other Securities to
                    be Pledged under the Security
      Schedule 17 - Litigation
      Schedule 18 - Corporate Chart

                                                                   SECTION 1.17

      Schedule 19 - Disclosure Schedule
      Schedule 20 - List of Material Contracts
      Schedule 21 - Form of Quarterly Reporting Compliance Certificate
      Schedule 22 - Form of Quarterly Environmental Compliance Certificate
      Schedule 23 - Insurance Requirements
      Schedule 24 - Form of Undertaking relative to Assignments by Lenders
      Schedule 25 - Form of Assignment and Assumption Agreement relative to
                    Assignments by Lenders
      Schedule 26 - List of Non Material Restricted Subsidiaries
      Schedule 27 - Commitments of the Lenders under the LC Line

                                ARTICLE TWO

                                THE CREDIT

1.021  ESTABLISHMENT OF THE CREDIT

     Subject to and upon the terms and conditions set forth in this Agreement, the Lenders (severally and not jointly or jointly and severally) establish in favour of the Borrowers a revolving credit facility (the "CREDIT"), subdivided into seven Tranches, pursuant to which one or more of the Borrowers shall be entitled from time to time prior to the Maturity Date to obtain from one or more of the Lenders Accommodation of various types in an aggregate U.S. Dollar Amount which does not at any time exceed U.S. $1,500,000,000 (as such limit may from time to time be reduced pursuant to the provisions of this Agreement) all as more particularly described below:

      TRANCHE 1

      (a) a tranche ("TRANCHE 1") under which each Cdn. Only Lender severally (and not jointly or jointly and severally) agrees to make available to the Cdn. Borrower in Canada Accommodation by way of Prime Rate Loans, U.S. Base Rate Loans, LIBOR Loans and Bankers' Acceptances (or BA Equivalent Notes), in an aggregate U.S. Dollar Amount not exceeding at any time the U.S. Dollar Amount set forth for such Lender in the Registry of Commitments (which amount on the date of this Agreement is set forth opposite such Lender's name in Column 2 of Schedule 1) (as such amount may from time to time be adjusted as provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such Lender, its "TRANCHE 1 COMMITMENT" and for all such Lenders the "TRANCHE 1 COMMITMENTS"); and

                                                                   SECTION 2.01

      TRANCHE 2

      (b) a tranche ("TRANCHE 2") under which each Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender severally (and not jointly or jointly and severally):

           (i) in the case of the Cdn. Cross Border Lenders, agrees to make available to the Cdn. Borrower in Canada Accommodation by way of Prime Rate Loans, U.S. Base Rate Loans, LIBOR Loans and Bankers' Acceptances (or BA Equivalent Notes) in an aggregate U.S. Dollar Amount not exceeding at any time the U.S. Dollar Amount set forth for such Lender in the Registry of Commitments (which amount on the date of this Agreement is set forth opposite such Lender's name in Column 4 of
                Schedule 1) (as such amount may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such Cdn. Cross Border Lender its "TRANCHE 2 CDN. BORROWING COMMITMENT" and for all such Cdn. Cross Border Lenders the "TRANCHE 2 CDN. BORROWING COMMITMENTS"); and

          (ii) in the case of the U.S. Cross Border Lenders, agrees to make available to the U.S. Borrower in the United States of America Accommodation by way of U.S. Reference Rate Loans and LIBOR Loans, in an aggregate U.S. Dollar Amount not exceeding at any time the U.S. Dollar Amount set forth for such Lender in the Registry of Commitments (which amount on the date of this Agreement is set forth opposite such Lender's name in Column 6 of Schedule 1) (as such amount may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such U.S. Cross Border Lender its "TRANCHE 2 U.S. BORROWING COMMITMENT" and for all such U.S. Cross Border Lenders the "TRANCHE 2 U.S. BORROWING COMMITMENTS");

          and provided further that the aggregate U.S. Dollar Amount of all such Accommodation made available by each Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender at any time will not exceed the U.S. Dollar Amount set forth for such Lenders in the Registry of Commitments (which

                                                                   SECTION 2.01
           amount on the date of this Agreement is set forth opposite such Lenders' names in Column 7 of Schedule 1) (as such amount may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender, their "TRANCHE 2 COMBINED COMMITMENT" and for all such Lenders the "TRANCHE 2 COMBINED COMMITMENTS");

      TRANCHE 3

      (c) a tranche ("TRANCHE 3") under which each U.S. Only Lender severally (and not jointly or jointly and severally) agrees to make available to the U.S. Borrower in the United States of America Accommodation by way of U.S. Reference Rate Loans and LIBOR Loans in an aggregate U.S. Dollar Amount not exceeding at any time the U.S. Dollar Amount set forth for such Lender in the Registry of Commitments (which amount on the date of this Agreement is set forth opposite such Lender's name in Column 9 of Schedule 1) (as such amount may from time to time be adjusted as provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such Lender, its "TRANCHE 3 COMMITMENT" and for all such Lenders the "TRANCHE 3 COMMITMENTS");

      CDN. OPERATING LINE

      (d)  a tranche (the "CDN. OPERATING LINE") under which the Cdn.
           Operating Lender agrees to make available to the Cdn. Borrower in Canada Accommodation by way of Prime Rate Loans, U.S. Base Rate Loans, LIBOR Loans and Bankers' Acceptances (or BA Equivalent Notes), and only in connection with Pre-existing LCs as provided for in Section 2.11 Letters of Credit, in an aggregate U.S. Dollar Amount not exceeding at any time U.S. $30,000,000 (as such limit may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement);

      U.S. OPERATING LINE A

      (e) a tranche ("U.S. OPERATING LINE A") under which the U.S. Operating Line A Lender agrees to make available to the U.S. Borrower in the United States of America Accommodation by way of U.S. Reference Rate Loans and LIBOR Loans in an aggregate U.S. Dollar Amount not exceeding at any time

                                                                   SECTION 2.01

           U.S. $25,000,000 (as such limit may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement);

      U.S. OPERATING LINE B

      (f) a tranche ("U.S. OPERATING LINE B") under which the U.S. Operating Line B Lender agrees to make available to the U.S. Borrower in the United States of America Accommodation by way of U.S. Reference Rate Loans and LIBOR Loans in an aggregate U.S. Dollar Amount not exceeding at any time U.S. $20,000,000 (as such limit may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement); and

      LC LINE

      (g) a tranche (the "LC LINE") under which each Cdn. LC Lender and its Affiliated U.S. LC Lender severally (and not jointly or jointly and severally):

           (i) in the case of the Cdn. LC Lenders, agrees that the Cdn. LC Issuer will make available on behalf of the Cdn. LC Lenders to the Cdn. Borrower Accommodation by way of Letters of Credit in an aggregate U.S. Dollar Amount not exceeding at any time the aggregate of the U.S. Dollar Amounts set forth for each Cdn. LC Lender in the Registry of Commitments (which amount for each such Lender on the date of this Agreement is set forth opposite such Lender's name in Column 2 of Schedule 27) (as such amount may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such Cdn. LC Lender its "CDN. LC COMMITMENT" and for all such Cdn. LC Lenders the "CDN. LC COMMITMENTS"); and

           (ii) in the case of the U.S. LC Lenders, agrees that the U.S. LC Issuer will make available on behalf of the U.S. LC Lenders to the U.S. Borrower Accommodation by way of standby Letters of Credit in an aggregate U.S. Dollar Amount not exceeding at any time the aggregate of the U.S. Dollar Amounts set forth for each U.S. LC Lender in the Registry of Commitments (which amount for each such Lender on the date of this Agreement is set forth opposite such Lender's name in Column 4 of

                                                                   SECTION 2.01

                Schedule 27) (as such amount may from time to time be adjusted pursuant to Section 2.03 or as otherwise provided for pursuant to the provisions of this Agreement and as the Registry of Commitments may from time to time be amended as provided for in Section 12.01 or in any other applicable provision of this Agreement) (for each such U.S. LC Lender its "U.S. LC COMMITMENT" and for all such U.S. LC Lenders the "U.S. LC COMMITMENTS");

           and provided further that the aggregate U.S. Dollar Amount of all such Accommodation made available by both LC Issuers on behalf of the LC Lenders at any time will not exceed U.S. $75,000,000 (as such limit may from time to time be adjusted pursuant to Section
           2.03 or as otherwise provided for pursuant to the provisions of this Agreement).


1.022   PURPOSE OF THE CREDIT

     The Borrowers shall use Accommodation obtained by them under the Credit to refinance all Existing Bank Debt, to finance working capital requirements, the cost of Acquisitions and Capital Expenditures permitted by this Agreement and for general corporate purposes. The Credit may not be used to finance a Hostile Take-Over Bid without the consent of all of the Lenders.


1.023    BORROWINGS UNDER TRANCHES

     (1) The Cdn. Borrower, not more than 30 days and not less than 5 Business Days prior to the last day of each Financial Quarter, shall give written notice to the Administrative Agent either (x) requesting an adjustment, effective as of the first day of the immediately following Financial Quarter (the "QUARTERLY COMMITMENT ADJUSTMENT DATE") to either or both of (A) Tranche 2 by way of an increase or decrease in the Tranche 2 Cdn. Borrowing Commitments (with any such increase or decrease resulting in a pro rata increase or decrease to the Tranche 2 Cdn. Borrowing Commitment of each Cdn. Cross Border Lender) with a corresponding decrease or increase, as the case may be, in the Tranche 2 U.S. Borrowing Commitments (with any such decrease or increase resulting in a pro rata decrease or increase to the Tranche 2 U.S. Borrowing Commitment of each U.S. Cross Border Lender) (collectively a "TRANCHE 2 COMMITMENT ADJUSTMENT"), and (B) the LC Line by way of an increase or decrease in the Cdn. LC Commitments (with any such increase or decrease resulting in a pro rata increase or decrease to the Cdn. LC Commitment of each Cdn. LC Lender) with a corresponding decrease or increase, as the case may be, in the U.S. LC Commitments (with any such decrease or increase resulting in a pro rata decrease or increase to the U.S. LC Commitment of each U.S. LC Lender) (collectively a "LC COMMITMENT ADJUSTMENT"), or (y) confirming that there will be no Tranche 2 Commitment Adjustment or LC Commitment Adjustment as at the applicable

                                                                  SECTION 2.03

Quarterly Commitment Adjustment Date, provided that failure by the Cdn. Borrower to deliver any such written notice to the Administrative Agent within the period required above will be deemed to be delivery by the Cdn. Borrower to the Administrative Agent of a written notice that there will be no Tranche 2 Commitment Adjustment or LC Commitment Adjustment as at the applicable Quarterly Commitment Adjustment Date. Any such Tranche 2 Commitment Adjustment and LC Commitment Adjustment will become effective on the applicable Quarterly Commitment Adjustment Date provided that:

      (a) the sum of the Tranche 2 Cdn. Borrowing Commitments and the Tranche 2 U.S. Borrowing Commitments after any such Tranche 2 Commitment Adjustment must always equal the Tranche 2 Combined Commitments immediately prior to such Tranche 2 Commitment Adjustment,

      (b) the sum of the Cdn. LC Commitments and the U.S. LC Commitments after any such LC Commitment Adjustment must always equal the Combined LC Commitments immediately prior to such LC Commitment Adjustment,

      (c) any such increase or decrease under Tranche 2 must be in a minimum amount of U.S. $10,000,000 or any larger amount which is a whole multiple of U.S. $5,000,000,

      (d) any such increase or decrease under the LC Line must be in a minimum amount of U.S. $2,000,000 or any larger amount which is a whole multiple of U.S. $100,000,

      (e) the Borrowers must prior to the applicable Quarterly Commitment Adjustment Date repay sufficient outstanding Accommodation under Tranche 2 in accordance with the terms of this Agreement so that, immediately after such Tranche 2 Commitment Adjustment on such Quarterly Commitment Adjustment Date, the aggregate U.S. Dollar Amount of all Accommodation outstanding under Tranche 2 from the Cdn. Cross Border Lenders does not exceed the adjusted Tranche 2 Cdn. Borrowing Commitments (and the aggregate U.S. Dollar Amount of all Accommodation outstanding under Tranche 2 from each Cdn. Cross Border Lender does not exceed its adjusted Tranche 2 Cdn. Borrowing Commitment) and the aggregate U.S. Dollar Amount of all Accommodation outstanding under Tranche 2 from the U.S. Cross Border Lenders does not exceed the adjusted Tranche 2 U.S. Borrowing Commitments (and the aggregate U.S. Dollar Amount of all Accommodation outstanding under Tranche 2 from each U.S. Cross Border Lender does not exceed its adjusted Tranche 2 U.S. Borrowing Commitment).

                                                                  SECTION 2.03

      (f) the Borrowers must prior to the applicable Quarterly Commitment Adjustment Date repay sufficient outstanding Accommodation under the LC Line in accordance with the terms of this Agreement so that, immediately after such LC Commitment Adjustment on such Quarterly Commitment Adjustment Date, the aggregate U.S. Dollar Amount of all Accommodation outstanding under the LC Line from the Cdn. LC Lenders does not exceed the adjusted Cdn. LC Commitments and the aggregate U.S. Dollar Amount of all Accommodation outstanding under the LC Line from the U.S. LC Lenders does not exceed the adjusted U.S. LC Commitments.

For greater certainty, no Tranche 2 Commitment Adjustment will result in an increase or decrease to the overall Tranche 2 Combined Commitments of all of the Cross Border Lenders or to the Tranche 2 Combined Commitment of any particular Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender. Rather, any such Tranche 2 Commitment Adjustment will only result in an increase or decrease, as the case may be, in the Tranche 2 Cdn. Borrowing Commitment of each Cdn. Cross Border Lender with a corresponding decrease or increase, as the case may be, in the Tranche 2 U.S. Borrowing Commitment of its respective Affiliated U.S. Cross Border Lender. In addition, no LC Commitment Adjustment will result in an increase or decrease to the overall LC Combined Commitments of all of the LC Lenders or to the LC Combined Commitment of any particular Cdn. LC Lender and its Affiliated U.S. LC Lender. Rather any such LC Commitment Adjustment will only result in an increase or decrease, as the case may be, in the Cdn. LC Commitment of each Cdn. LC Lender with a corresponding decrease or increase, as the case may be, in the U.S. LC Commitment of its respective Affiliated U.S. LC Lender.

     (2) The Cdn. Operating Lender, the U.S. Operating Lenders or the LC Lenders may from time to time, with notice to and the consent of the Administrative Agent and the Cdn. Borrower, and will from time to time at the request of the Cdn. Borrower and the Administrative Agent, adjust their Commitments under the Credit (such adjustment to be effective on the date agreed to by the Administrative Agent and the Cdn. Borrower) by:

      (a) increasing or reducing their respective Commitments under the Cdn. Operating Line (in the case of the Cdn. Operating Lender), the applicable U.S. Operating Line (in the case of a U.S. Operating Lender) and the LC Line (in the case of the LC Lenders) and

      (b)  making a corresponding decrease or increase, as the case may be, in
           (x) such Lender's Tranche 1 Commitment (if such Lender is also a Cdn. Only Lender), (y) the Tranche 2 Combined Commitment of such Lender and its Affiliated Cross Border Lender (if such Lender is also a Cross Border Lender), or (z) such Lender's Tranche 3 Commitment (if such Lender is also a U.S. Only Lender) provided that:

                                                                  SECTION 2.03

              (i) the sum of the aggregate Commitments of such Lenders (and where applicable their Affiliated Cross Border Lenders) under the Credit shall not increase or decrease as a result of any such adjustment, and

              (ii) any such increase or decrease must be in a minimum amount of
                   U.S. $500,000 or any larger amount which is a whole multiple of U.S. $100,000, and

             (iii) the Borrowers must prior to the applicable adjustment date repay sufficient outstanding Accommodation under the affected Tranches in accordance with the terms of this Agreement so that, immediately after giving effect to such adjustment on such date, the aggregate U.S. Dollar Amount of all Accommodation outstanding under each of the affected Tranches does not exceed the adjusted Commitments of the applicable Lender (or the Applicable Lender and its Affiliated Cross Border Lender, as the case may be, or the Applicable Lender and its Affiliated LC Lender, as the case may be) under the affected Tranches.

     (3)   Except as otherwise specifically stated in this Agreement:

     (a)   each Borrowing by the Cdn. Borrower under Tranche 1 and Tranche 2
           (x) will be made available to the Cdn. Borrower by the Cdn. Only Lenders and the Cdn. Cross Border Lenders simultaneously and pro rata based on their respective Undisbursed Commitments under Tranche 1 and Tranche 2 respectively, and (y) will be comprised of the same type of Accommodation, with identical maturity dates and LIBOR Periods, if applicable, from each such Lender; and

     (b)   each Borrowing by the U.S. Borrower under Tranche 2 and Tranche 3
           (x) will be made available to the U.S. Borrower by the U.S. Only Lenders and the U.S. Cross Border Lenders simultaneously and pro rata based on their respective Undisbursed Commitments under Tranche 2 and Tranche 3 respectively, and (y) will be comprised of the same type of Accommodation, with identical maturity dates and LIBOR Periods, if applicable, from each such Lender.

     (4) No Lender will be responsible for any default by any other Lender in its obligation to make Accommodation available to a Borrower nor will the Commitment of any Lender be increased as a result of any such default, except as provided in this subsection. If any Lender fails to make available any Accommodation under Tranche 1, Tranche 2 or Tranche 3 when required under its Commitment relative to such Tranche, the Administrative Agent will promptly notify the other Lenders of such failure, and any Lender which has a Commitment to such Borrower under any of such Tranches, upon notice to the applicable Borrower, the

                                                                  SECTION 2.03

Administrative Agent and the other Lenders, may make available to such Borrower within two Business Days after the applicable Borrowing Date the amount (or if more than one Lender so elects, its pro rata share of the amount as nearly as practicable in the opinion of the Administrative Agent) of the failed Accommodation. The maturity date of the LIBOR Period applicable to all LIBOR Loans and the maturity date of all Bankers' Acceptances and BA Equivalent Notes included in the additional Accommodation so made available shall be identical to the respective maturity dates of the LIBOR Period for any LIBOR Loans, and of any Bankers' Acceptances and BA Equivalent Notes, that would have been included in the failed Accommodation and that were included in the Accommodation made available by the non-defaulting Lenders on the applicable Borrowing Date. The Lenders, the Borrowers and the Administrative Agent shall thereupon enter into documentation, in form and substance satisfactory to the Administrative Agent, as may be appropriate to evidence the adjustment of the Commitments relative to the Tranches necessitated by the additional Accommodation made by any Lender and thereafter the Administrative Agent in its discretion may adjust the manner in which any Lender or group or groups of Lenders share in any new Borrowings to ensure that the applicable Lenders or group of Lenders hold outstanding Accommodation as soon as possible thereafter on a pro rata basis as contemplated under the other provisions of this Agreement. Nothing in this subsection shall be deemed to relieve any Lender of its obligation to make available any Accommodation when required to do so under this Agreement, or to prejudice any rights which any Borrower, the Administrative Agent or any other Lender may have against a defaulting Lender.

1.024   NOTICE OF BORROWING

     (1) Whenever a Borrower desires to obtain a Borrowing (other than a Borrowing under one of the Operating Lines which will be made available by the applicable Operating Lender pursuant to arrangements from time to time entered into between the Cdn. Borrower and the Cdn. Operating Lender and between the U.S. Borrower and each of the U.S. Operating Lenders), it shall give irrevocable prior written notice to the Administrative Agent in substantially the form of Schedule 10 (a "NOTICE OF BORROWING") specifying the identity of the Borrower; the Tranche or Tranches under which the Borrowing is to be obtained; the types and amounts of Accommodation desired; the term of any Bankers' Acceptances or BA Equivalent Notes to be included in such Accommodation; the LIBOR Period to be applicable to any LIBOR Loans to be included in such Accommodation; and the date (which shall be a Business Day) on which such Borrowing is to be obtained (a "BORROWING DATE" which date shall include the date on which any Accommodation is obtained under subsection 2.05(7), subsection 2.06(3) or Section 2.07 and the date on which the basis on which interest is calculated on a Loan in U.S. Dollars is converted or renewed pursuant to a Notice of Conversion/Renewal). Whenever a Borrower desires to convert the basis on which interest is calculated on a Loan in U.S. Dollars from LIBOR (provided that the LIBOR Period for such LIBOR Loan is then expiring) to the U.S. Base Rate or the U.S. Reference Rate, as the case may be, (provided that no conversion of a

                                                                  SECTION 2.04
part only of any LIBOR Loans will be permitted if such conversion would reduce the outstanding amount of such LIBOR Loans to less than the applicable minimum borrowing amount for LIBOR Loans provided for in this Agreement) or from the U.S. Base Rate or the U.S. Reference Rate, as the case may be, to LIBOR, or to renew the LIBOR Period for a LIBOR Loan for which the then existing LIBOR Period is then expiring, it shall give irrevocable prior written notice to the Administrative Agent in substantially the form of Schedule 11 (a "NOTICE OF CONVERSION/RENEWAL") specifying the identity of the Borrower; the Tranche or Tranches under which the conversion or renewal is to be made; the types and amounts of Accommodation in respect of which the conversion or renewal is to be made; the LIBOR Period to be applicable to any LIBOR Loans to be included in such conversion or renewal and the date (which shall be a Business Day and shall be at the expiry of any LIBOR Period relative to any LIBOR Loan which is the subject matter of any such conversion or renewal) on which such conversion or renewal is to take place. No Accommodation will be included in any Borrowing if the term of such Accommodation, or any LIBOR Period applicable to such Accommodation, would mature beyond the Maturity Date. Without limitation of any of the conditions precedent set forth in Section 10.02, no Borrower shall be entitled to obtain (or in the case of an outstanding LIBOR Loan renew the LIBOR Period therefor), and the Lenders will not be obliged to make available, Accommodation by way of LIBOR Loans (or renew the outstanding LIBOR Periods for outstanding LIBOR Loans), Bankers' Acceptances or BA Equivalent Notes or Letters of Credit at any time that a Default or an Event of Default has occurred and is continuing. Except for Accommodation under the Operating Lines (which will be made available by the applicable Operating Lender pursuant to arrangements from time to time entered into between the Cdn. Borrower and the Cdn. Operating Lender and between the U.S. Borrower and each of the U.S. Operating Lenders), the Lenders will not be obliged to make available on any Borrowing Date Loans under any Tranche or Tranches in an aggregate amount less than the applicable minimum amounts set forth in Schedule 12 with respect to such Tranche or Tranches. The Administrative Agent will promptly notify the applicable Lenders of the proposed Borrowing and the particulars of the Accommodation to be made available by each Lender.

     (2) A Notice of Borrowing requesting any Accommodation under the Credit and a Notice or Conversion/Renewal shall be given not later than 10:00 a.m. on the date which is that number of Business Days preceding the applicable Borrowing Date set forth in Schedule 13 with respect to such type of Accommodation.


1.025   BANKERS' ACCEPTANCES

     (1) To facilitate the procedures contemplated in this Agreement, the Cdn. Borrower will from time to time as required by the applicable Lender provide to the BA Lenders and the Non BA Lenders an appropriate number of executed drafts drawn by the Cdn. Borrower upon each BA Lender, in the form prescribed by such BA Lender for bankers' acceptances (each such executed draft being referred to as a "DRAFT"), and an appropriate number of executed non

                                                                  SECTION 2.05
interest-bearing promissory notes of the Cdn. Borrower in favour of each Non BA Lender, in the form of Schedule 14 (each such promissory note being referred to as a "BA EQUIVALENT NOTE"). The dates, the maturity dates and the principal amounts of all Drafts and BA Equivalent Notes delivered by the Cdn. Borrower shall be left blank, to be completed by the Lenders as required by this Agreement. The Drafts or BA Equivalent Notes shall be held by each Lender subject to the same degree of care as if they were such Lender's own property kept at the place at which the Drafts or BA Equivalent Notes are ordinarily kept by such Lender. No Lender shall be liable for its failure to accept a Draft or purchase a BA Equivalent Note as required by this Agreement if the cause of such failure is, in whole or in part, due to the failure of the Cdn. Borrower to provide Drafts or BA Equivalent Notes to the applicable Lender on a timely basis.

     (2) The Administrative Agent, promptly following receipt of a Notice of Borrowing requesting Bankers' Acceptances, shall (i) advise each BA Lender of the face amount and term of each Draft to be accepted by it, (ii) advise each Non BA Lender of the face amount and term of the BA Equivalent Note to be purchased by it, and (iii) advise each BA Lender whether the BA Lenders are required by such Notice of Borrowing to purchase the Bankers' Acceptances accepted by them. The term of all Bankers' Acceptances and BA Equivalent Notes issued pursuant to any Notice of Borrowing shall be identical. The face amount of each Bankers' Acceptance and BA Equivalent Note shall be Cdn. $100,000 or any whole multiple of Cdn. $100,000, and the aggregate face amount of Bankers' Acceptances and BA Equivalent Notes issued pursuant to any Notice of Borrowing under any Tranche or Tranches shall not be less than the applicable amounts set forth in Schedule 12 with respect to such Tranche or Tranches, as the case may be. Each Bankers' Acceptance and BA Equivalent Note shall be dated the Borrowing Date on which it is issued, and shall be for a term of one, two, three or six months provided that in no event shall the term of a Bankers' Acceptance or a BA Equivalent Note extend beyond the Maturity Date. The aggregate face amount of the Drafts to be accepted at any time by a BA Lender, and the face amount of the BA Equivalent Note to be purchased at any time by a Non BA Lender, shall be determined by the Administrative Agent based upon the amounts of the respective Commitments under the Tranche or Tranches under which such Drafts and BA Equivalent Notes are being issued, except that, if the face amount of any Draft to be accepted by a BA Lender or of the BA Equivalent Note to be purchased by a Non BA Lender, determined as provided for above, would not be Cdn. $100,000 or a whole multiple of Cdn. $100,000, the Administrative Agent in its sole discretion may increase such face amount to the nearest whole multiple of Cdn. $100,000 or may reduce such face amount to the nearest whole multiple of Cdn. $100,000.

     (3) Each BA Lender shall complete and accept on the applicable Borrowing Date Drafts having the face amounts and term advised by the Administrative Agent pursuant to subsection 2.05(2). If the BA Lenders are required to purchase the Bankers' Acceptances accepted by them, each BA Lender shall purchase on the applicable Borrowing Date the Bankers' Acceptances accepted by it, for an aggregate price equal to the BA Discount Proceeds of such

                                                                  SECTION 2.05

Bankers' Acceptances. In all other cases, it shall be the responsibility of the Cdn. Borrower to arrange in accordance with normal market practice for the sale on each Borrowing Date of the Bankers' Acceptances issued by it on such Borrowing Date, and for such purpose the Cdn. Borrower shall advise the Administrative Agent (which shall promptly give the relevant particulars to each BA Lender) as soon as possible and in any event not later than 11:00 a.m. on such Borrowing Date of the price for each Bankers' Acceptance payable by the purchaser of such Bankers' Acceptance and the identity of the Person who will pay such price to, and take delivery of such Bankers' Acceptance from, the applicable BA Lender, and such BA Lender is authorized to release such Bankers' Acceptance to such Person on receipt of a certified cheque or bank draft in an amount equal to such price.

     (4) Each Non BA Lender, in lieu of accepting Drafts or purchasing Bankers' Acceptances on any Borrowing Date, will complete and purchase from the Cdn. Borrower on such Borrowing Date a BA Equivalent Note in a face amount and for a term identical to the aggregate face amount and term of the Drafts which such Non BA Lender would have been required to accept on such Borrowing Date if it were a BA Lender, for a price equal to the BA Discount Proceeds of such BA Equivalent Note. Each Non BA Lender shall be entitled without charge to exchange any BA Equivalent Note held by it for two or more BA Equivalent Notes of identical date and aggregate face amount (subject to the minimum face amount specified in Subsection 2.05(2)), and the Cdn. Borrower will execute and deliver to the Administrative Agent such BA Equivalent Notes upon not less than five Business Days prior written request for the same to the Cdn. Borrower and the Administrative Agent shall arrange for delivery of such replacement BA Equivalent Notes to such Non BA Lender and the return by such Non BA Lender to the Administrative Agent for delivery to the Cdn. Borrower of the original BA Equivalent Note for cancellation.

     (5) Upon acceptance of each Draft or purchase of each BA Equivalent Note, the Cdn. Borrower shall pay to the applicable Lender the related fee specified in Section 3.09, and to facilitate payment such Lender shall be entitled to deduct and retain for its own account the amount of such fee from the amount to be transferred by such Lender to the Administrative Agent for the account of such Borrower pursuant to subsection 5.01(1) in respect of the sale of the related Bankers' Acceptance or of such BA Equivalent Note.

     (6) If the Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon the Cdn. Borrower, and so notifies the Cdn. Borrower, that there does not exist at the applicable time a normal market in Canada for the purchase and sale of bankers' acceptances, any right of the Cdn. Borrower to require the Lenders to purchase Bankers' Acceptances and BA Equivalent Notes under this Agreement shall be suspended until the Administrative Agent determines that such market does exist and gives notice thereof to the Cdn. Borrower, and any Notice of Borrowing requesting Bankers' Acceptances shall be deemed to be a Notice of Borrowing requesting Prime Rate Loans in a similar aggregate principal amount.

                                                                  SECTION 2.05

     (7) On the date of maturity of each Bankers' Acceptance or BA Equivalent Note, the Cdn. Borrower shall pay to the Administrative Agent, for the account of the holder of such Bankers' Acceptance or BA Equivalent Note, Cdn. Dollars in an amount equal to the face amount of such Bankers' Acceptance or BA Equivalent Note, as the case may be. The obligation of the Cdn. Borrower to make such payment shall not be prejudiced by the fact that the holder of any such Bankers' Acceptance is the Lender that accepted such Bankers' Acceptance. No days of grace shall be claimed by the Cdn. Borrower for the payment at maturity of any Bankers' Acceptance or BA Equivalent Note. If the Cdn. Borrower does not make such payment, from the proceeds of Accommodation obtained under this Agreement or otherwise, the Lender that accepted such Bankers' Acceptance or initially purchased such BA Equivalent Note may (but shall not be obliged to), without receipt of a Notice of Borrowing, irrespective of whether any applicable conditions precedent under this Agreement have been met and without waiver of the Default or the Event of Default constituted by the Cdn. Borrower's failure to make such payment, make a Prime Rate Loan to the Cdn. Borrower under the Tranche under which such Bankers' Acceptance was issued or such BA Equivalent Note was purchased in the face amount of such Bankers' Acceptance or BA Equivalent Note, as the case may be, and shall promptly give notice of such Loan to the Cdn. Borrower and the Administrative Agent (which shall promptly give similar notice to the other Lenders). The Cdn. Borrower agrees to accept each such Prime Rate Loan and irrevocably authorizes and directs the applicable Lender to apply the proceeds of each such Loan in payment of the liability of the Cdn. Borrower with respect to the related Bankers' Acceptance or BA Equivalent Note. Notwithstanding any other provision of this Agreement, all Prime Rate Loans made as contemplated by this subsection shall be payable on demand by the Administrative Agent or the applicable Lender.

     (8) If any Bankers' Acceptance or BA Equivalent Note is outstanding on the Maturity Date or at any time that an Event of Default occurs, the Cdn. Borrower will immediately, in the case of any Bankers' Acceptance or BA Equivalent Note outstanding on the Maturity Date, and otherwise immediately upon demand by the Administrative Agent, pay to the Administrative Agent, for the account of the holder of such Bankers' Acceptance or BA Equivalent Note, Cdn. Dollars in an amount equal to the face amount of such Bankers' Acceptance or BA Equivalent Note, as the case may be. Such funds (together with interest on such funds) shall be held by the Agent, subject to Section 9.03, for payment of the liability of the Cdn. Borrower in respect of such Bankers' Acceptance or BA Equivalent Note, and shall bear interest for such terms as are selected from time to time by the Administrative Agent at the wholesale money market rate of the Administrative Agent for deposits of similar amounts and maturities. Any balance of such funds and interest shall be held by the Administrative Agent as security for the remaining liabilities of the Cdn. Borrower under the Credit Documents.

     (9) The signature of any duly authorized officer of the Cdn. Borrower on a Draft or a BA Equivalent Note may be mechanically reproduced in facsimile, and all Drafts and BA Equivalent Notes bearing such facsimile signature shall be binding upon the Cdn. Borrower as if they had been manually signed by such officer, notwithstanding that such Person whose manual

                                                                  SECTION 2.05
                                - 60 -

or facsimile signature appears on such Draft or BA Equivalent Note may no longer hold office at the date of such Draft or BA Equivalent Note or at the date of acceptance of such Draft by a BA Lender or at any time thereafter.

     (10) Notwithstanding any other provision of this Agreement, the number of different maturity dates for all Bankers' Acceptances and BA Equivalent Notes outstanding at any time under Tranches 1, 2 and 3 shall not exceed 100 less the number of LIBOR Periods for all LIBOR Loans outstanding at such time under such Tranches, and there shall not at any time be more than that number of different maturity dates for all Bankers' Acceptances and BA Equivalent Notes outstanding at that time under the Cdn. Operating Line as may have been agreed to prior to such time by the Cdn. Borrower and the Cdn. Operating Lender.

     (11) For the purpose of calculating the undisbursed Credit or any applicable Undisbursed Commitment or Undisbursed Tranche and for any other relevant provision of this Agreement, the amount of Accommodation constituted by any Bankers' Acceptance or BA Equivalent Note shall be the face amount of such Bankers' Acceptance or BA Equivalent Note, as the case may be.

1.026   LETTERS OF CREDIT

     (1) Each Letter of Credit requested by the Cdn. Borrower shall be made available under the LC Line by the Cdn. LC Issuer on behalf of the Cdn. LC Lenders and each Letter of Credit requested by the U.S. Borrower shall be made available under the LC Line by the U.S. LC Issuer on behalf of the U.S. LC Lenders. Each Letter of Credit (including all documents and instruments required to be presented under such Letter of Credit) shall be satisfactory in form and substance to the applicable LC Issuer. No Letter of Credit shall be issued (or shall be renewable) for a term in excess of one year or for a term which would extend beyond the Maturity Date, or shall require payment in any currency other than Cdn. Dollars or U.S. Dollars in the case of a Letter of Credit issued by the Cdn. LC Issuer or U.S. Dollars in the case of a Letter of Credit issued by the U.S. LC Issuer.

     (2) As a condition of the issuance or renewal of any Letter of Credit, the Cdn. Borrower or the U.S. Borrower, as the case may be, shall pay to the applicable LC Issuer and shall pay to the Administrative Agent for the account of the applicable the applicable LC Lenders on the date of such issuance or renewal the related fees specified in Section 3.10 and shall, if requested by such LC Issuer, execute and deliver to such LC Issuer such LC Issuer's then current standard form letter of credit application, reimbursement and indemnification agreements (all of which shall constitute Credit Documents). The Cdn. Borrower or the U.S. Borrower, as the case may be, shall also pay to such LC Issuer its customary cable charges and other administrative charges in respect of the issue of such Letter of Credit, the amendment or transfer of such Letter of Credit, each renewal of such Letter of Credit and each drawing made under such Letter of Credit.

                                                                  SECTION 2.06

     (3) The Cdn. Borrower or the U.S. Borrower, as the case may be, will pay to the applicable LC Issuer sufficient funds in the currency of each Letter of Credit, either immediately on demand by such LC Issuer, to reimburse such LC Issuer for any payment made by it pursuant to such Letter of Credit, or at the option of such LC Issuer by prior written notice to the applicable Borrower, on or prior to the date on which any payment is to be made by such LC Issuer pursuant to such Letter of Credit, to fund such payment by such LC Issuer. If a Borrower does not make any payment required by the preceding sentence, from the proceeds of Accommodation obtained under this Agreement or otherwise, the applicable LC Issuer may (but shall not be obliged to), without receipt of a Notice of Borrowing, irrespective of whether any applicable conditions precedent under this Agreement have been met and without waiver of the Default or the Event of Default constituted by such Borrower's failure to make such required payment, make a Prime Rate Loan or U.S. Base Rate Loan to the Cdn. Borrower (in the case of the Cdn. LC Issuer) or a U.S. Reference Rate Loan to the U.S. Borrower (in the case of the U.S. LC Issuer), as the case may be, in the amount and currency of such required payment, and shall promptly give notice of such Loan to the applicable Borrower and the Administrative Agent (which shall promptly give similar notice to the other LC Lenders). Each Borrower agrees to accept each such Loan and irrevocably authorizes and directs the applicable LC Issuer to apply the proceeds of each such Loan in payment of the liability of such Borrower with respect to such required payment. Notwithstanding any other provision of this Agreement, all Loans made as contemplated by this subsection shall be payable on demand by the Administrative Agent or the applicable LC Issuer.

     (4) Each of the Cdn. LC Lenders, other than the Cdn. LC Issuer, agrees that it will purchase from the Cdn. LC Issuer, and the Cdn. LC Issuer shall sell to such Lenders, for cash, at par, without representation or warranty from or Recourse Against the Cdn. LC Issuer and irrespective of whether a Default or Event of Default has occurred and is continuing at the relevant time and irrespective of whether the Credit has been terminated or any acceleration of outstanding Accommodation has occurred pursuant to Section 9.02, pro rata based on their respective Cdn. LC Commitments, an undivided interest in any Prime Rate Loan or U.S. Base Rate Loan made by the Cdn. LC Issuer pursuant to subsection 2.06(3), immediately upon such Prime Rate Loan or U.S. Base Rate Loan being made, or if no such Loan has then been made an undivided interest in any reimbursement right of the Cdn. LC Issuer from the Cdn. Borrower pursuant to subsection 2.06(3) for any payment made by the Cdn. LC Issuer pursuant to a Letter of Credit immediately on request by the Cdn. LC Issuer. Each of the U.S. LC Lenders, other than the U.S. LC Issuer, agrees that it will purchase from the U.S. LC Issuer, and the U.S. LC Issuer shall sell to such Lenders, for cash, at par, without representation or warranty from or Recourse Against the U.S. LC Issuer and irrespective of whether a Default or Event of Default has occurred and is continuing at the relevant time and irrespective of whether the Credit has been terminated or any acceleration of outstanding Accommodation has occurred pursuant to Section 9.02, pro rata based on their respective U.S. LC Commitments, an undivided interest in any U.S. Reference Rate Loan made by the U.S. LC Issuer pursuant to

                                                                  SECTION 2.06
subsection 2.06(3), immediately upon such U.S. Reference Rate Loan being made, or if no such Loan has then been made an undivided interest in any reimbursement right of the U.S. LC Issuer from the U.S. Borrower pursuant to subsection 2.06(3) for any payment made by the U.S. LC Issuer pursuant to a Letter of Credit immediately on request by the U.S. LC Issuer. The Administrative Agent, upon consultation with the applicable Lenders, shall have the power to settle any documentation required to evidence any such purchase and, if deemed advisable by the Administrative Agent, to execute any document as attorney for any Lender in order to complete any such purchase. The Borrowers and the Lenders acknowledge that the foregoing arrangements are to be settled by the applicable LC Issuer and the applicable LC Lenders among themselves, and the Borrowers expressly consent to the foregoing arrangements among the LC Issuers and the LC Lenders.

     (5) If any Letter of Credit is outstanding on the Maturity Date or at any time that an Event of Default occurs or that a domestic or foreign court issues any judgement or order restricting or prohibiting payment by the applicable LC Issuer under such Letter of Credit or extending the liability of such LC Issuer to make payment under such Letter of Credit beyond the expiry date specified in such Letter of Credit, the applicable Borrower shall immediately, in the case of any Letter of Credit outstanding on the Maturity Date, and otherwise immediately upon demand by the Administrative Agent, pay to the Administrative Agent, for the account of such LC Issuer, funds in the currency of such Letter of Credit and in the amount of the Accommodation constituted by such Letter of Credit. Such funds (together with interest on such funds) shall be held by the Administrative Agent, subject to Section 9.03, for payment of the liability of such Borrower pursuant to subsection 2.06(3) or otherwise in respect of such Letter of Credit so long as such LC Issuer has or may in any circumstance have any liability under such Letter of Credit, and shall bear interest for such terms as are selected from time to time by the Administrative Agent at the wholesale money market rate of the Administrative Agent for deposits of similar currency, amounts and maturities. Any balance of such funds and interest remaining at such time as the applicable LC Issuer does not have and may never have any liability under such Letter of Credit shall nevertheless continue to be held by the Administrative Agent, if and so long as any Event of Default is continuing, as security for the remaining liabilities of such Borrower under the Credit Documents.

     (6) Each Borrower agrees that neither LC Issuer nor any LC Lender nor any of their respective officers, directors or correspondents shall assume liability for, or be responsible for, the use which may be made of any Letter of Credit; any acts or omissions of the beneficiary of any Letter of Credit including the application of any payment made to such beneficiary; the form, validity, sufficiency, correctness, genuineness or legal effect of any document or instrument relating to any Letter of Credit, even if such document or instrument should in fact prove to be in any respect invalid, insufficient, inaccurate, fraudulent or forged; payment by an LC Issuer of any draft which does not comply with the terms of any Letter of Credit, unless such payment results from the gross negligence or wilful misconduct of such LC Issuer; the failure of any

                                                                  SECTION 2.06
document or instrument to bear any reference or adequate reference to any Letter of Credit; any failure to note the amount of any draft on any Letter of Credit or on any related document or instrument; any failure of the beneficiary of any Letter of Credit to meet the obligations of such beneficiary to any Borrower or any other Person; any errors, inaccuracies, omissions, interruptions or delays in transmission or delivery of any messages, directions or correspondence by mail, facsimile or otherwise, whether or not they are in cipher; any inaccuracies in the translation of any messages, directions or correspondence or for errors in the interpretation of any technical terms; or any failure by an LC Issuer to make payment under any Letter of Credit as a result of any law, control or restriction rightfully or wrongfully exercised or imposed by any Governmental Authority or as a result of any other cause beyond the control of such LC Issuer or its officers, directors or correspondents.

     (7) The obligations of the Borrowers under this Section with respect to any Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, any matter referred to in subsection 2.06(5); any invalidity of any obligation secured by any Letter of Credit; any incapacity, disability or lack or limitation of status or of power of a Borrower or the beneficiary of any Letter of Credit; any lack of validity or enforceability of any Letter of Credit; the existence of any claim, set-off, defense or other right which a Borrower or any other Restricted Party or any of their Affiliates may have at any time against an LC Issuer, the Administrative Agent, the Other Agents, any Lender, the beneficiary of any Letter of Credit or any other Person; or any breach of contract or other dispute between a Borrower or any other Restricted Party or any of their Affiliates and an LC Issuer, the Administrative Agent, the Other Agents, any Lender, the beneficiary of any Letter of Credit or any other Person.

     (8) An LC Issuer may accept as complying with the terms of any Letter of Credit any document or instrument required by such Letter of Credit to be completed, signed, presented or delivered by or on behalf of any beneficiary under such Letter of Credit which

                                                                  SECTION 2.06
has been completed, signed, presented or delivered by a receiver, trustee in bankruptcy, assignee for the benefit of creditors, secured party or other like person believed in good faith by such LC Issuer to be lawfully entitled to the property of such beneficiary, and such LC Issuer may make payments under such Letter of Credit to such Person. The provisions of this subsection are for the sole benefit of the LC Issuers, the Administrative Agent and the Lenders, and may not be relied on by any other Person.

     (9) Each Letter of Credit, except as specifically provided in such Letter of Credit, and subject to any provision of this Agreement to the contrary, shall be subject to the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce current at the time of issuance of such Letter of Credit.

     (10) For the purpose of calculating the Undisbursed Credit, any applicable Undisbursed Commitment or the Undisbursed LC Line and for any other relevant provision of this Agreement, the amount of Accommodation constituted by any Letter of Credit shall be the maximum amount in U.S. Dollars (for which purpose any amount payable in a currency other than U.S. Dollars shall be deemed to be the Equivalent Amount of U.S. Dollars) which the applicable LC Issuer may in all circumstances be required to pay pursuant to the terms of such Letter of Credit. In addition, for the purpose of calculating the principal amount of outstanding Accommodation that has been made available at any time by any LC Lender (including any LC Issuer in its capacity as an LC Lender), each Letter of Credit issued by the Cdn. LC Issuer shall be deemed to have been made available by the Cdn. LC Lenders pro rata based on their respective Cdn. LC Commitments and each Letter of Credit issued by the U.S. LC Issuer shall be deemed to have been made available by the U.S. LC Lenders pro rata based on their respective U.S. LC Commitments.


1.027   OVERDRAFTS UNDER THE OPERATING LINES

     (1) The Cdn. Borrower shall open a Cdn. Dollar operating account and a U.S. Dollar operating account with the Cdn. Operating Lender. Subject to the limitations set forth in this Agreement, the Cdn. Borrower shall be entitled to obtain Prime Rate Loans under the Cdn. Operating Line by way of overdraft in such Cdn. Dollar operating account and to obtain U.S. Base Rate Loans by way of overdraft under the Cdn. Operating Line in such U.S. Dollar operating account. The aggregate amount of all cheques drawn on such Cdn. Dollar operating account and honoured by the Cdn. Operating Lender on each day together with the aggregate amount of all other withdrawals debited to such account during such day, net of the credit balance of such account at the beginning of such day (if any) and all deposits or credits to such account during such day, shall be deemed to be a Prime Rate Loan by way of overdraft made by the Cdn. Operating Lender to the Cdn. Borrower under the Cdn. Operating Line on such day. The aggregate amount of all cheques drawn on such U.S. Dollar operating account and honoured by the Cdn. Operating Lender on each day together with the aggregate amount of all other

                                                                  SECTION 2.07
withdrawals debited to such account during such day, net of the credit balance of such account at the beginning of such day (if any) and all deposits or credits to such account during such day, shall be deemed to be a U.S. Base Rate Loan by way of overdraft made by the Cdn. Operating Lender to the Cdn. Borrower under the Cdn. Operating Line on such day.

     (2) The U.S. Borrower shall open a U.S. Dollar operating account with each of the U.S. Operating Lenders. Subject to the limitations set forth in this Agreement, the U.S. Borrower shall be entitled to obtain U.S. Reference Rate Loans by way of overdraft under each of the U.S. Operating Lines in such U.S. Dollar operating account maintained with the applicable U.S. Operating Lender. The aggregate amount of all cheques drawn on any such U.S. Dollar operating account and honoured by the applicable U.S. Operating Lender on each day together with the aggregate amount of all other withdrawals debited to such account during such day, net of the credit balance of such account at the beginning of such day (if any) and all deposits or credits to such account during such day, shall be deemed to be a U.S. Reference Rate Loan by way of overdraft made by such U.S. Operating Lender to the U.S. Borrower under the U.S. Operating Line from such U.S. Lender on such day.


1.028   LENDERS' ACCOUNTS

     (1) Each Lender will open and maintain an account or accounts evidencing
(i) the indebtedness and obligations of the applicable Borrower to such Lender under this Agreement in respect of outstanding Accommodation and accrued interest, fees and other amounts payable under this Agreement, (ii) the types of Accommodation outstanding from such Lender to the applicable Borrower from time to time and the date or dates on which such Accommodation was made available to such Borrower, and (iii) the amounts from time to time paid by such Borrower to such Lender under this Agreement on account of Accommodation, interest, fees and other amounts. Each Borrower acknowledges, confirms and agrees that all such accounts kept by the Lenders will constitute prima facie evidence of the matters referred to above; provided, however, that the failure of any Lender to make any entry or recording in any such account shall not limit or otherwise affect the obligations of any Borrower under this Agreement or with respect to any Accommodation, interest, fees or other amounts owed to such Lender.

     (2) The Administrative Agent will maintain a register (the "REGISTRY OF COMMITMENTS") on which the Administrative Agent will record the nature and amount of all Commitments from time to time of each of the Lenders, the Accommodation made from time to time by each of the Lenders (other than the Operating Lenders) and each repayment in respect of the principal amount of such Accommodation of each such Lender (other than the Operating Lenders). The Administrative Agent will open the Registry of Commitments on the date of this Agreement and will enter into and record on the Registry of Commitments on such date the Commitments of all of the Lenders as set forth in Schedules 1 and 27 and the Commitments of each of the Operating Lenders on the date of this Agreement. Thereafter the Administrative

                                                                  SECTION 2.08

Agent will enter into and record on the Registry of Commitments any and all changes to the Commitments of any one or more Lenders made pursuant to the provisions of this Agreement, the addition of new Lenders and the removal of Lenders as a result of assignments and transfers made pursuant to Section 12.01 and all assignments and transfers of Commitments made pursuant to Section
12.01. Failure to make any such recordation, or any error in such recordation shall not affect either of the Borrower's obligations in respect of any Accommodation or otherwise under or in respect of any Credit Document. The transfer of any Commitment of any Lender and the rights to the principal of, interest on and fees with respect to any Accommodation outstanding pursuant to such Commitment shall not be effective as between any Borrower, the Administrative Agent and the transferee until such transfer is recorded on the Registry of Commitments. The registration of any assignment or transfer of any Commitment and Accommodation outstanding thereunder shall be recorded by the Administrative Agent on the Registry of Commitments only upon the acceptance by the Administrative Agent of a properly executed and delivered Undertaking and a properly executed and delivered assignment and assumption agreement pursuant to paragraph 12.01(b)(iii). The Borrowers agree to indemnify and save harmless the Administrative Agent from and against any losses, claims, damages and liabilities of whatsoever nature which may be imposed on, served against or incurred by the Administrative Agent in performing its duties under this subsection. In the event of any conflict between the Registry of Commitments and any account maintained by any Lender pursuant to subsection 2.08(1), the Registry of Commitments shall prevail. Each of the Borrower's designates the Administrative Agent to also serve as such Borrower's agent solely for the purposes of this subsection for the purpose of maintaining the Registry of Commitments.

1.029   LIBOR LOANS

     (1) Each LIBOR Loan shall be U.S. $100,000 or any whole multiple of U.S. $100,000, and the aggregate amount of all LIBOR Loans advanced pursuant to any Notice of Borrowing under any Tranche or Tranches shall not be less than the applicable amounts set forth in Schedule 12 with respect to such Tranche or Tranches.

     (2) The aggregate face amount of LIBOR Loans from a Lender on any Borrowing Date shall be determined by the Administrative Agent based upon the amounts of the respective Commitments under the Tranche or Tranches under which such LIBOR Loans are being made, except that, if the amount of any LIBOR Loan to be made by a Lender, determined as provided for above, would not be U.S. $100,000 or a whole multiple of U.S. $100,000, the Administrative Agent in its sole discretion may increase such face amount to the nearest whole multiple of U.S. $100,000 or may reduce such face amount to the nearest whole multiple of U.S. $100,000.

                                                                  SECTION 2.10

1.201   OPTIONAL REDUCTION OF LIMIT OF TRANCHES

     The Cdn. Borrower shall have the right at any time and from time to time, on behalf of the Borrowers, upon not less than 30 days prior written notice to the Administrative Agent, to permanently reduce the limit of any Tranche (provided that in the case of any of Tranches 1, 2 and 3 such reduction must be made pro rata among all such Tranches then in effect) (and accordingly the limit of each Commitment under such Tranche) by all or any part of the Undisbursed Tranche of such Tranche; provided, however, that no such reduction of the limit of a Tranche shall be in (x) an aggregate amount less than U.S. $1,000,000 (or the entire amount of such Tranche if lesser), or (y) an aggregate amount in excess of U.S. $1,000,000 which is not a whole multiple of U.S. $100,000 (or the entire amount of such Tranche if lesser).

1.21   CERTAIN PRE-EXISTING ACCOMMODATION

      (1)  From and after the Closing Date:

      (a) Pre-existing BA Equivalent Notes: Each Pre-existing BA Equivalent Note shall be, and shall be deemed for all purposes to be, a BA Equivalent Note purchased from the Cdn. Borrower by the applicable Pre-existing Accommodation Lender indicated in Schedule 8, and outstanding, under this Agreement under the applicable Tranche specified in Schedule 8 as being applicable to such Pre-existing BA Equivalent Note;

      (b) Pre-existing BAs: Each Pre-existing BA shall be, and shall be deemed for all purposes to be, a Bankers' Acceptance accepted by the applicable Pre-existing Accommodation Lender indicated in Schedule 8 for the account of the Cdn. Borrower, and outstanding, under this Agreement under the applicable Tranche specified in Schedule 8 as being applicable to such Pre-existing BA;

      (c) Pre-existing LCs: Each Pre-existing LC shall be, and shall be deemed for all purposes (including for the purposes of Sections 2.06 and 3.10) to be, (a) in the case of any such Pre-existing LC issued by the Cdn. LC Issuer, a Letter of Credit issued by the Cdn. LC Issuer on behalf of the Cdn. LC Lenders for the account of the Cdn. Borrower, and outstanding, under this Agreement under the LC Line,
           (b) in the case of any such Pre-existing LC issued by the U.S. LC Issuer, a Letter of Credit issued by the U.S. LC Issuer on behalf of the U.S. LC Lenders for the account of the U.S. Borrower, and outstanding, under this Agreement under the LC Line, (c) in the case of any such Pre-existing LC issued by the Cdn. Operating Lender, a Letter of Credit from the Cdn. Operating Lender issued for the account of the Cdn. Borrower, and outstanding, under this Agreement under the Cdn. Operating Line, and (d) in the case of any such Pre-existing LC issued by a U.S.

                                                                  SECTION 2.11

           Operating Lender, a Letter of Credit from such U.S. Operating
           Lender issued for the account of the U.S. Borrower, and outstanding, under this Agreement under the U.S. Operating Line from such U.S. Operating Lender;

      (d) Pre-existing LIBOR Loans: Each Pre-existing LIBOR Loan shall be, and shall be deemed for all purposes to be, a LIBOR Loan made by the applicable Pre-existing Accommodation Lender indicated in Schedule 8 to the applicable Borrower indicated in Schedule 8, and outstanding, under this Agreement under the applicable Tranche specified in
           Schedule 8 as being applicable to such Pre-existing LIBOR Loan;

      (e) Pre-existing Prime Rate Overdraft Loans: Each Pre-existing Prime Rate Overdraft Loan shall be, and shall be deemed for all purposes to be, a Prime Rate Loan made by the Cdn. Operating Lender by way of overdraft to the Cdn. Borrower, and outstanding, under this Agreement under the Cdn. Operating Line;

      (f) Pre-existing U.S. Base Rate Overdraft Loans: Each Pre-existing U.S. Base Rate Overdraft Loan shall be, and shall be deemed for all purposes to be, a U.S. Base Rate Loan made by the Cdn. Operating Lender by way of overdraft to the Cdn. Borrower, and outstanding, under this Agreement under the Cdn. Operating Line;

      (g) Pre-existing U.S. Reference Rate Overdraft Loans: Each Pre-existing U.S. Reference Rate Overdraft Loan from a U.S. Operating Lender shall be, and shall be deemed for all purposes to be, a U.S. Reference Rate Loan made by such U.S. Operating Lender by way of overdraft to the U. S. Borrower, and outstanding, under this Agreement under the U.S. Operating Line from such U.S. Operating Lender; and

      (h)  Pre-existing Accommodation:  All of the Pre-existing Accommodation
           (a) will constitute outstanding indebtedness and liabilities of the applicable Borrower to the applicable Pre-existing Accommodation Lender in its capacity as a Lender under this Agreement, (b) will be subject to all of the terms and provisions of this Agreement and any other applicable Credit Documents including, without limitation, in the case of Pre-existing LIBOR Loans, Pre-existing Prime Rate Overdraft Loans, Pre-existing U.S. Base Rate Overdraft Loans and Pre-existing U.S. Reference Rate Overdraft Loans the payment of interest from and after the Closing Date at the rates, in the manner and at the times provided for in this Agreement, and (c) will be secured by the Security.

       (2) Each of the Borrowers acknowledges to and agrees with each of the applicable Pre-existing Accommodation Lenders that each such Borrower is indebted to each such Pre-

                                                                  SECTION 2.11
existing Accommodation Lender for, and agrees to pay to each such Pre-existing Accommodation Lender on the first interest payment date under Article Three following the Closing Date, all interest which is, at the Closing Date, accrued and unpaid under the Existing Philip Bank Credit Agreement in respect of the Pre-existing LIBOR Loans, Pre-existing Prime Rate Overdraft Loans, Pre-existing U.S. Base Rate Overdraft Loans and Pre-existing U.S. Reference Rate Overdraft Loans outstanding from such Lender to such Borrower.

     (3) All of the provisions of Section 2.06 and subsection 5.05(2) shall apply to each of the Pre-existing LCs as if reference in such Section to the LC Issuer were deemed to be reference to the applicable Pre-existing Accommodation Lender and, with respect to the Cdn. Operating Lender and each U.S. Operating Lender in their capacities as Pre-existing Accommodation Lenders, reference in such Section to the LC Line was deemed to be reference to the Cdn. Operating Line or the applicable U.S. Operating Line, as the case may be. For greater certainty, Pre-existing LCs from the Cdn. Operating Lender and the U.S. Operating Lenders may not be renewed but will, on expiry, be replaced by a new Letter of Credit issued by the applicable LC Issuer under the LC Line. The Cdn. Borrower, the Cdn. Operating Lender, the U.S. Operating Lenders and the LC Lenders will co-operate with a view to replacing all Pre-existing LCs from the Cdn. Operating Lender and the U.S. Operating Lenders as soon as possible following the Closing Date (in a manner which will not cause duplication of Letters of Credit or inconvenience to the Borrowers) with new Letters of Credit issued by the LC Issuers under the LC Line.

     (4) Notwithstanding any other provision of this Agreement which would require that Borrowings be made on a pro rata basis by any Lenders or group or groups of Lenders, (a) each of the Pre-existing Accommodation Lenders, subject to subsection 2.11(3), will continue to hold after the Closing Date, until their respective maturity or expiry dates, all Pre-existing Accommodation held by such Lenders on the Closing Date, (b) subject to clause (c) of this subsection and to the limit of each Lender's applicable Commitment, all new Borrowings under this Agreement will be made pro rata by the applicable Lenders or group or groups of Lenders as otherwise required under this Agreement without regard to the Pre-existing Accommodation held by any such Lenders, and
(c) the Administrative Agent may from time to time in its discretion adjust the manner in which any Lenders or group or groups of Lenders share in any new Borrowings under this Agreement having regard to the outstanding Pre-existing Accommodation at such time and with a view to ensuring that all applicable Lenders or groups of Lenders hold outstanding Accommodation as soon as possible after the Closing Date on a pro rata basis as contemplated under the other provisions of this Agreement.


                             ARTICLE THREE

                           INTEREST AND FEES

                                                                  SECTION 3.01

1.031   LOANS

     Each Prime Rate Loan, U.S. Base Rate Loan, U.S. Reference Rate Loan and LIBOR Loan, as the case may be, under the Credit shall bear interest, in the case of Prime Rate Loans, U.S. Base Rate Loans and U.S. Reference Rate Loans, from the Borrowing Date for such Loan to the date of repayment of such Loan and, in the case of LIBOR Loans, during each LIBOR Period applicable to such Loan, on the unpaid amount of such Loan calculated (but not compounded) daily at a nominal rate per annum for each such Loan equal to the Applicable Reference Rate for such type of Loan in effect from time to time plus an additional pricing adjustment (the "APPLICABLE INTEREST PRICING ADJUSTMENT") determined in accordance with the provisions of this Section. On the date of this Agreement the Applicable Interest Pricing Adjustment under this Section for Prime Rate Loans, U.S. Base Rate Loans and U.S. Reference Rate Loans is 25 bps and the Applicable Interest Pricing Adjustment under this Section for LIBOR Loans is 125 bps. The Applicable Interest Pricing Adjustment for each type of Loan will change based on changes to the Debt to EBITDA Pricing Adjustment Ratio. The Applicable Interest Pricing Adjustment for each type of Loan will be reset (a) on September 1, 1997 to that amount indicated below as applying to such type of Loan where the Debt to EBITDA Pricing Adjustment Ratio on such day is as set forth below, and (b) on each Pricing Adjustment Date which occurs on or after January 1, 1998 to that amount indicated below as applying to such type of Loan where the Debt to EBITDA Pricing Adjustment Ratio on such Pricing Adjustment Date is as set forth below:


DEBT TO           PRIME RATE    U.S. BASE    U.S. REFERENCE    LIBOR LOANS
EBITDA PRICING    LOANS         RATE LOANS   RATE LOANS
ADJUSTMENT
RATIO
                  Prime         U.S. Base    U.S. Reference    LIBOR +
                  Rate +        Rate +       Rate +

< 2.0:1           0 bps         0 bps        0 bps             45 bps
< 2.5:1           0 bps         0 bps        0 bps             60 bps
< 3.0:1           0 bps         0 bps        0 bps             75 bps
< 3.5:1           0 bps         0 bps        0 bps             95 bps
< 4.0:1           25 bps        25 bps       25 bps            125 bps
= or > 4.0:1      37.5 bps      37.5 bps     37.5 bps          137.5 bps

1.032   OVERDUE PRINCIPAL AND INTEREST

     (1) If all or part of any Prime Rate Loan, U.S. Base Rate Loan or U.S. Reference Rate Loan shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), such overdue amount shall bear interest (as well after as before judgment), payable on demand, at a rate per annum equal to the rate of interest applicable under this Agreement from time to time to such Loan from the date of such non-payment until paid in full. If any LIBOR Loan shall not

                                                                  SECTION 3.02
be paid when due (whether at its stated maturity, by acceleration or otherwise), such amount shall bear interest (as well after as before judgment), payable on demand, at a rate per annum equal to the rate of interest applicable under this Agreement from time to time to:

      (a) U.S. Base Rate Loans in the case of any LIBOR Loan under Tranche 1 or the Cdn. Operating Line or any LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2; and

      (b) U.S. Reference Rate Loans in the case of any LIBOR Loan under Tranche 3 or either U.S. Operating Line or any LIBOR Loan from a U.S. Cross Border Lender under Tranche 2;

in each case from the date of such non-payment until paid in full.

     (2) If all or part of any interest in respect of any Prime Rate Loan, U.S. Base Rate Loan or U.S. Reference Rate Loan shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), such overdue interest shall, to the extent permitted by law, bear interest (as well after as before judgment), payable on demand, at a rate per annum equal to the rate of interest applicable under this Agreement from time to time to the type of Loan in respect of which such interest was not paid from the date of such non-payment until paid in full. If all or part of any interest in respect of any LIBOR Loan shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), such overdue interest shall bear interest (as well after as before judgment), payable on demand, at a rate per annum equal to the rate of interest applicable under this Agreement from time to time to:

      (a) U.S. Base Rate Loans in the case of overdue interest on any LIBOR Loan under Tranche 1 or the Cdn. Operating Line or any LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2; and

      (b) U.S. Reference Rate Loans in the case of overdue interest on any LIBOR Loan under Tranche 3 or either U.S. Operating Line or any LIBOR Loan from a U.S. Cross Border Lender under Tranche 2;

in each case from the date of such non-payment until paid in full.


1.033   INTEREST ON OTHER AMOUNTS

     If any amount owed by a Restricted Party to the Administrative Agent or to any Lender under any of the Credit Documents is not paid when due and payable, and there is no other provision in any Credit Document specifying the interest payable on such overdue amount, such overdue amount shall bear interest (as well after as before judgement), payable (a) on demand in

                                                                  SECTION 3.03

Cdn. Dollars at a rate per annum equal at all times to the Prime Rate plus 2% (in the case of any such amount payable in Cdn. Dollars), or (b) on demand in U.S. Dollars at a rate per annum equal at all times to the U.S. Base Rate plus 2% (in the case of any such amount payable in U.S. Dollars to the Administration Agent, a Cdn. Only Lender, a Cdn. Cross Border Lender, the Cdn. Operating Lender or a Cdn. LC Lender) or the U.S. Reference Rate plus 2% (in the case of any such amount payable in U.S. Dollars to a U.S. Only Lender, a U.S. Cross Border Lender, either U.S. Operating Lender or a U.S. LC Lender), in each such case from the date of non-payment until paid in full (which rate per annum, in each case, shall change automatically without notice to the Restricted Parties as and when the Prime Rate or the U.S. Base Rate or the U.S. Reference Rate, as the case may be, shall change so that at all times the interest payable under this Section shall be based on the Prime Rate or the U.S. Base Rate or the U.S. Reference Rate, as the case may be, then in effect).


1.034   INTEREST PAYMENT DATES

     (1) Except as specified in subsections 3.02(1) and (2), interest in respect of Prime Rate Loans, U.S. Base Rate Loans and U.S. Reference Rate Loans shall be payable in arrears on the first Business Day in each month with respect to interest which has accrued to and including the last day of the immediately preceding month.

     (2) Except as specified in subsection 3.02(2), interest in respect of each LIBOR Loan shall be payable on the last day of each LIBOR Period applicable to such LIBOR Loan and also, with respect to each LIBOR Period of a term longer than three months, at the end of each three-month period included in such LIBOR Period.


1.035   LIBOR PERIOD DETERMINATION

     Each Borrower shall select the term of each LIBOR Period with respect to each LIBOR Loan made or to be made available to it by telephone notice (to be confirmed the same day by way of a Notice of Conversion/Renewal) or facsimile received by the Administrative Agent not later than 10:00 a.m. on the third Business Day prior to the commencement of such LIBOR Period. The first LIBOR Period for any LIBOR Loan shall commence on (and include) the Borrowing Date for such LIBOR Loan, and each LIBOR Period occurring after such first LIBOR Period for such LIBOR Loan shall commence on (and include) the last day of the immediately preceding LIBOR Period for such LIBOR Loan. In each case, a LIBOR Period shall end on the day in the last calendar month included in such Libor Period that numerically corresponds to the first day of such LIBOR Period. Notwithstanding the foregoing:

      (a) If the Administrative Agent shall not have received due notice of renewal of the LIBOR Period with respect to any outstanding LIBOR Loan in accordance with the first sentence of this Section, or if a Default or Event of Default is continuing

                                                                  SECTION 3.05
           the expiry of any LIBOR Period with respect to any outstanding LIBOR Loan, such LIBOR Loan shall be automatically converted on the expiry of such existing LIBOR Period to:

              (i) a U.S. Base Rate Loan under the same Tranche as the Tranche under which such LIBOR Loan was outstanding in the case of any LIBOR Loan under Tranche 1 or the Cdn. Operating Line or any LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2; or

              (ii) a U.S. Reference Rate Loan under the same Tranche as the
                   Tranche under which such LIBOR Loan was outstanding in the case of any LIBOR Loan under Tranche 3 or either U.S. Operating Line or any LIBOR Loan from a U.S. Cross Border Lender under Tranche 2.

      (b) Any LIBOR Period that begins on the last Business Day in a calendar month, or on a day for which there is no numerically corresponding day in the calendar month in which such LIBOR Period would otherwise end, shall end on the last Business Day in the calendar month in which such LIBOR Period would otherwise end.

      (c) If any LIBOR Period would otherwise end on a day which is not a Business Day, such LIBOR Period shall end on the next succeeding Business Day, provided, however, that if such next succeeding Business Day falls in the next calendar month, such LIBOR Period shall end on the next preceding Business Day.

      (d)  No LIBOR Period may extend beyond the Maturity Date.

      (e) The number of different LIBOR Periods for all LIBOR Loans outstanding at any time under Tranches 1, 2 and 3 shall not exceed 100 less the number of maturity dates for all Bankers' Acceptances and BA Equivalent Notes outstanding at that time under such Tranches, and there shall not at any time be more than that number of different LIBOR Periods for all LIBOR Loans outstanding at that time under an Operating Line as may have been agreed to prior to such time by the applicable Borrower and Operating Lender under such Operating Line.


1.036   FAILURE OF THE LIBOR

     If at any time a Lender (or in the case of clause (i) below and any Lender under Tranche 1, 2 or 3, the Administrative Agent) shall determine (which determination shall be conclusive and binding) that by reason of circumstances affecting the London interbank market or any other relevant financial market or the position of such Lender (or in the case of clause (i) below and

                                                                  SECTION 3.06
any Lender under Tranche 1, 2 or 3, the Administrative Agent) in any such market (i) adequate and reasonable means do not exist for ascertaining the LIBOR to be applicable during any LIBOR Period, or (ii) the LIBOR does not adequately reflect the effective cost to such Lender of the funds to be used by it to make or continue the applicable LIBOR Loan for any LIBOR Period, or (iii) U.S. Dollars in the amount of the applicable LIBOR Loan are not readily available to such Lender for any LIBOR Period in the London interbank market, then such Lender shall give notice of such event (by telephone to be confirmed the same day in writing) or by facsimile to the applicable Borrower and the Administrative Agent (which shall promptly give a copy of such notice to the other Lenders). On the last day of the LIBOR Period then applicable to each such LIBOR Loan, the interest on each LIBOR Loan then outstanding from such Lender as a LIBOR Loan shall cease to be calculated under this Agreement on the basis of the LIBOR and shall commence to be calculated under this Agreement on the basis of:

      (a) the U.S. Base Rate in the case of any such LIBOR Loan under Tranche 1 or the Cdn. Operating Line or any such LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2; or

      (b) the U.S. Reference Rate in the case of any such LIBOR Loan under Tranche 3 or either U.S. Operating Line or any such LIBOR Loan from a U.S. Cross Border Lender under Tranche 2.

Any Notice of Borrowing which has been delivered to such Lender requesting a LIBOR Loan on a Borrowing Date on or subsequent to such notification date shall be deemed to request:

      (a) a U.S. Base Rate Loan in the same amount in the case of any such LIBOR Loan under Tranche 1 or the Cdn. Operating Line or any such LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2; or

      (b) a U.S. Reference Rate Loan in the same amount in the case of any such LIBOR Loan under Tranche 3 or either U.S. Operating Line or any such LIBOR Loan from a U.S. Cross Border Lender under Tranche 2.

The Borrowers shall not be entitled to obtain any LIBOR Loan from such Lender so long as any such condition shall continue to exist, and any Loan that would otherwise have been made by such Lender as a LIBOR Loan shall instead be made by such Lender as:

      (a) a U.S. Base Rate Loan in the same amount in the case of any such LIBOR Loan under Tranche 1 or the Cdn. Operating Line or any such LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2; or

                                                                  SECTION 3.06

      (b) a U.S. Reference Rate Loan in the same amount in the case of any such LIBOR Loan under Tranche 3 or either U.S. Operating Line or any such LIBOR Loan from a U.S. Cross Border Lender under Tranche 2.


1.037   DETERMINATION OF RATES AND BASIS OF CALCULATION OF INTEREST

     (1) The BA Discount Rate, Federal Funds Rate, LIBOR, Prime Rate, U.S. Base Rate and U.S. Reference Rate shall be determined by the Administrative Agent whenever such determination is required for any purpose of this Agreement, and such determination by the Administrative Agent, and each determination by a Lender of a rate to be notified to the Administrative Agent pursuant to the definition of "BA Discount Rate" in Section 1.01, or in connection with any rates or fees applicable to any Operating Line, shall be prima facie evidence of such rate. The Administrative Agent shall, at the request of either Borrower, promptly notify such Borrower of any of the rates notified to the Administrative Agent by the Lenders with respect to the "BA Discount Rate" or any Operating Line.

     (2) All interest in respect of Prime Rate Loans shall be payable in Cdn. Dollars and all interest in respect of U.S. Base Rate Loans, U.S. Reference Rate Loans and LIBOR Loans shall be payable in U.S. Dollars.

     (3) In calculating interest or fees payable under this Agreement for any period, unless otherwise specifically stated, the first day of such period shall be included and the last day of such period shall be excluded.


1.038   MAXIMUM RETURN

     Notwithstanding any provision of this Agreement, in no event shall the aggregate "interest" (as defined in section 347 of the Criminal Code (Canada)) payable under this Agreement exceed the effective annual rate of interest on the "credit advanced" (as defined in that section) under this Agreement lawfully permitted by that section, nor shall the interest payable under this Agreement exceed the rate of interest which may be lawfully charged under this Agreement by any other Applicable Law having application to interest payable under this Agreement, and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) or under any such other Applicable Law is determined to be contrary to the provisions of that section or such other Applicable Law, such payment, collection or demand shall be deemed to have been made by mutual mistake of the applicable Borrower and the applicable Lender and the amount of such payment or collection shall be refunded to such Borrower. For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term of the Credit and, in the event of dispute, a certificate of a Fellow of the

                                                                  SECTION 3.08

Canadian Institute of Actuaries appointed by the Administrative Agent will be prima facie evidence of such rate.


1.039   FEES FOR BANKERS' ACCEPTANCES AND BA EQUIVALENT NOTES

     The Cdn. Borrower shall pay to each BA Lender in respect of each Draft tendered by such Borrower to and accepted by such BA Lender, and to each Non BA Lender in respect of each BA Equivalent Note tendered to and purchased by such Non BA Lender, as a condition of such acceptance or purchase, a fee in Cdn. Dollars calculated on the basis of the face amount and the term of such Bankers' Acceptance or BA Equivalent Note and at a rate per annum equal to the stamping fee (the "APPLICABLE STAMPING FEE") in effect on the date of such acceptance or purchase as determined in accordance with the provisions of this Section. On the date of this Agreement the Applicable Stamping Fee is 125 bps. The Applicable Stamping Fee will change based on changes to the Debt to EBITDA Pricing Adjustment Ratio. The Applicable Stamping Fee will be reset (a) on September 1, 1997 to that amount indicated below as applying where the Debt to EBITDA Pricing Adjustment Ratio on such day is as set forth below, and (b) on each Pricing Adjustment Date which occurs on or after January 1, 1998 to that amount indicated below as applying where the Debt to EBITDA Pricing Adjustment Ratio on such Pricing Adjustment Date is as set forth below:


DEBT TO EBITDA
PRICING ADJUSTMENT             APPLICABLE STAMPING
RATIO                          FEE

< 2.0:1                        45 bps
< 2.5:1                        60 bps
< 3.0:1                        75 bps
< 3.5:1                        95 bps
< 4.0:1                        125 bps
= or > 4.0:1                   137.5 bps



1.301   FEES FOR LETTERS OF CREDIT

     The applicable Borrower, in respect of each Letter of Credit to be issued or renewed by an LC Issuer under the LC Line, as a condition of such issuance or renewal:

      (a) shall pay to the applicable LC Issuer for its own account a fee (the "FRONTING FEE") in the currency of the Letter of Credit calculated at the rate of 0.125% per annum on the basis of the maximum amount and term of such Letter of Credit, and

                                                                  SECTION 3.10

      (b) shall pay the Administrative Agent for the Ratable account of the applicable LC Lenders (including the applicable LC Issuer in its capacity as an LC Lender) a fee (the "ISSUANCE FEE") in the currency of the Letter of Credit calculated at a rate per annum equal to the rate (the "APPLICABLE LC FEE PRICING RATE") in effect on the date of such issuance or renewal, as the case may be, as determined in accordance with the provisions of this Section, on the basis of the maximum amount and term of such Letter of Credit.

On the date of this Agreement the Applicable LC Fee Pricing Rate is 125 bps. The Applicable LC Fee Pricing Rate will change based on changes to the Debt to EBITDA Pricing Adjustment Ratio. The Applicable LC Fee Pricing Rate will be reset (a) on September 1, 1997 to that amount indicated below as applying where the Debt to EBITDA Pricing Adjustment Ratio on such day is as set forth below, and (b) on each Pricing Adjustment Date which occurs on or after January 1, 1998 to that amount indicated below as applying where the Debt to EBITDA Pricing Adjustment Ratio on such Pricing Adjustment Date is as set forth below:


DEBT TO EBITDA            APPLICABLE LC FEE
PRICING ADJUSTMENT        PRICING RATE
RATIO

< 2.0:1                   45 bps
< 2.5:1                   60 bps
< 3.0:1                   75 bps
< 3.5:1                   95 bps
< 4.0:1                   125 bps
= or > 4.0:1              137.5 bps


The Administrative Agent will promptly distribute the Issuance Fee among the applicable LC Lenders (including the applicable LC Issuer in its capacity as an LC Lender). For greater certainty, on the Closing Date, (a) the Cdn. Borrower shall pay to the Cdn. LC Issuer a Fronting Fee for each Pre-existing LC issued by the Cdn. LC Issuer calculated in the manner referred to above on the basis of the maximum amount and the balance of the term of such Pre-existing LC on such date, (b) the U.S. Borrower shall pay to the U.S. LC Issuer a Fronting Fee for each Pre-existing LC issued by the U.S. LC Issuer calculated in the manner referred to above on the basis of the maximum amount and the balance of the term of such Pre-existing LC on such date, and (c) each LC Issuer shall pay to the Administrative Agent for distribution to the applicable LC Lenders such LC Lenders' share of the Issuance Fee for each of the Pre-existing LCs calculated in the manner referred to above on the basis of the maximum amount and the balance of the term of such Pre-existing LC on such date.

                                                                  SECTION 3.11

1.31   STANDBY FEE

     The Borrowers shall pay to the Administrative Agent for distribution to each Lender a standby fee in U.S. Dollars, for the period commencing on the Closing Date and ending on the Maturity Date (or on such earlier date as the Commitments are terminated), calculated on the daily amount of each Undisbursed Tranche at a rate per annum equal to the rate (the "APPLICABLE STANDBY FEE PRICING RATE") as determined in accordance with the provisions of this Section. On the date of this Agreement the Applicable Standby Fee Pricing Rate is 35 bps. The Applicable Standby Fee Pricing Rate will be reset (a) on September 1, 1997 to that amount indicated below as applying where the Debt to EBITDA Pricing Adjustment Ratio on such day is as set forth below, and (b) on each Pricing Adjustment Date which occurs on or after January 1, 1998 to that amount indicated below as applying where the Debt to EBITDA Pricing Adjustment Ratio on such Pricing Adjustment Date is as set forth below:


DEBT TO EBITDA           APPLICABLE STANDBY
PRICING ADJUSTMENT       FEE PRICING RATE
RATIO


< 2.0:1                  15 bps
< 2.5:1                  20 bps
< 3.0:1                  25 bps
< 3.5:1                  30 bps
< 4.0:1                  35 bps
= or > 4.0:1             40 bps

Accrued Standby fees shall be due and payable on the first Business Day of each Financial Quarter in respect of the immediately preceding Financial Quarter and on the Maturity Date (or with respect to any applicable Lender, on such earlier date as its Commitments are terminated).



1.32   AGENCY FEES

     In consideration of the Administrative Agent acting as agent under the Credit Documents, the Cdn. Borrower shall pay to the Administrative Agent an agency fee in an amount, and on the terms and conditions, set out in any agency fee letter from time to time entered into by the Administrative Agent and the Cdn. Borrower, or as otherwise agreed to in writing from time to time by the Administrative Agent and the Cdn. Borrower. All such written arrangements between the Administrative Agent and the Cdn. Borrower shall constitute Credit Documents.

                                                                  SECTION 4.01

                                  ARTICLE FOUR

                           REPAYMENT OF ACCOMMODATION


1.041   OPTIONAL REPAYMENT


     (1) Each Borrower shall have the right to repay from time to time on any Business Day (an "OPTIONAL REPAYMENT DATE") any Accommodation outstanding to it, without premium but subject to Section 5.05, on the terms and conditions that, except in the case of any repayments under an Operating Line which shall be subject to arrangements from time to time entered into between the Cdn. Borrower and the Cdn. Operating Lender and between the U.S. Borrower and each of the U.S. Operating Lenders:

      (a) such Borrower shall give to the Administrative Agent not less than 3 Business Days' irrevocable prior written notice (other than with respect to repayments by way of renewal or conversions of Accommodation which shall require the applicable notice for Borrowings referred to in Section 2.04) specifying the amount and the type of Accommodation to be repaid (which shall be the same type from each applicable Lender), the Tranche under which such Accommodation is outstanding, and the applicable Optional Repayment Date;

      (b) each repayment of Accommodation pursuant to this subsection shall be allocated (as to both amount, type, and applicable maturity, of Accommodation) to the Lenders under the applicable Tranche (or in the case of Tranches 1, 2 and 3 under all of such Tranches) having Commitments under such Tranche or Tranches, as the case may be, to the Borrower making the repayment on a Rateable basis;

      (c) the aggregate U.S. Dollar Amount of Accommodation repaid pursuant to this subsection at any time shall be not less than U.S. $10,000,000 or an amount in excess of U.S. $10,000,000 which is a whole multiple of U.S. $100,000 (or all Accommodation then outstanding under the applicable Tranche, if lesser);

      (d) no repayment of any LIBOR Loan shall be made otherwise than upon the expiration of a LIBOR Period applicable to such LIBOR Loan and no repayment of any Bankers' Acceptance or BA Equivalent Note shall be made otherwise than on the maturity date of such Bankers' Acceptance or BA Equivalent Note, as the case may be; and

      (e) on the applicable Optional Repayment Date such Borrower shall repay outstanding Accommodation in accordance with the notice given pursuant to clause (a) above and for such purpose shall pay to the Administrative Agent the

                                                                  SECTION 4.01
           amount of any Loans, Bankers' Acceptances and BA Equivalent Notes included in such repayment together with all interest and other fees and other amounts accrued and unpaid under this Agreement, and any amounts payable under Section 5.05, with respect to any such Accommodation that is repaid. For greater certainty, however, a repayment of outstanding Accommodation under a Tranche pursuant to this subsection shall not reduce the limit of such Tranche then in effect and additional Accommodation may from time to time be obtained by the Borrowers under such Tranche in accordance with and subject to the applicable provisions of this Agreement.

     (2) The Administrative Agent shall promptly notify the applicable Lenders of any proposed repayment of Accommodation pursuant to subsection 4.01(1) and the amount and type of such Accommodation to be repaid to each such Lender.
The amount received by the Administrative Agent in respect of any Loans, Bankers' Acceptances and BA Equivalent Notes included in the repayment shall be distributed by the Administrative Agent to the applicable Lenders on a Rateable basis and any accrued and unpaid interest, fees and other amounts (other than amounts payable under Section 5.05 which shall be for the account of the Lender entitled to the same) received by the Administrative Agent with respect thereto shall be distributed by the Administrative Agent to the applicable Lenders on the basis of their respective entitlements thereto.


1.042   MANDATORY REPAYMENT

     Each Borrower shall repay all Accommodation outstanding to it, together with all accrued interest, fees and other amounts then unpaid by it with respect to such Accommodation and the Credit, on the Maturity Date, and the Credit and all of the Commitments shall be automatically terminated on the Maturity Date.

1.043   SURPLUS ADDITIONAL DEBT AND COMMITMENTS

      If:

      (a) the Cdn. Borrower does not have an Investment Grade Rating on the date that any Surplus Additional Debt and Commitments is assumed, created or otherwise arises; or

      (b) the Cdn. Borrower has an Investment Grade Rating on the date that any Surplus Additional Debt and Commitments is assumed, created or otherwise arises but loses such Investment Grade Rating within the period of 90 days following such date;

                                                                  SECTION 4.03

(the date on which such Surplus Additional Debt and Commitments is assumed, created or otherwise arises as described in subsection (a) of this Section or the date on which the Cdn. Borrower loses its Investment Grade Rating as described in subsection (b) of this Section, whichever is applicable, being referred to as the "ADDITIONAL DEBT CREDIT REDUCTION DATE"), the limit of the Credit (on a pro rata basis among Tranches 1, 2 and 3 on the basis of the aggregate Commitments under such Tranches until the limit of such Tranches is reduced to 0 and thereafter on a pro rata basis among the remaining Tranches on the basis of the aggregate Commitments under such Tranches), effective on such Additional Debt Credit Reduction Date, will be permanently reduced by an amount equal to 75% of the amount of such Surplus Additional Debt and Commitments so assumed, created or otherwise arising and each of the Borrowers, within 5 Business Days of any such date referred to in subsection (a) of this Section and within 15 Business Days of any such date referred to in subsection (b) of this Section, will repay sufficient Accommodation under the affected Tranches so that, after giving effect to such repayment and any concurrent repayments made by the other Borrower, the U.S. Dollar Amount of the Accommodation then outstanding under each such Tranche does not exceed the reduced limit of such Tranche.


1.044    EXCESS PROPERTY SALES PROCEEDS

     (1) On the Business Day following the date of the closing of any Disposition, the Borrowers shall pay to the Administrative Agent (to be applied on a Rateable basis to the Lenders under Tranches 1, 2 and 3 until all Accommodation under such Tranches has been repaid and then on Rateable basis to the Lenders under the remaining Tranches) an amount equal to that portion, if any, of the Deemed Proceeds of Disposition Amount relative to such Disposition which was not Reinvested in the Restricted Parties on the date of the closing of such Disposition (provided that no such repayment shall reduce the limit of the Credit).

     (2) On the Anniversary of each Disposition the limit of the Credit (on a pro rata basis among Tranches 1, 2 and 3 until the limit of such Tranches is reduced to 0 and thereafter on a pro rata basis among the remaining Tranches) will be permanently reduced by an amount equal to the Permanent Disposition Reduction Amount, if any, relative to such Disposition and each of the Borrowers will repay sufficient Accommodation under the affected Tranches so that, after giving effect to such repayment and any concurrent repayments made by the other Borrower, the U.S. Dollar Amount of the Accommodation then outstanding under each such Tranche does not exceed the reduced limit of such Tranche.


1.045   CURRENCY FLUCTUATIONS

     If at any time the U.S. Dollar Amount of the Accommodation then outstanding under any Tranche exceeds the limit of such Tranche then in effect, each Borrower shall repay in accordance with subsection 4.01(1) within 10 days of receipt of a demand for such repayment from the Administrative Agent such Accommodation outstanding to it so that, after giving effect

                                                                  SECTION 4.05
to such repayment and any concurrent repayments made by the other Borrower, the U.S. Dollar Amount of the Accommodation then outstanding under such Tranche does not exceed the limit of such Tranche then in effect.


1.046   ILLEGALITY

     Notwithstanding any other provision of this Agreement, if the making or continuation of any type of Accommodation by any Lender, or the receipt by any Lender of any amount payable under this Agreement by a Borrower in respect of any such Accommodation, shall have been made unlawful or impracticable due to compliance by such Lender in good faith (as determined by such Lender, which determination shall be conclusive and binding) with any Applicable Law or with any request or directive (whether or not having the force of law) by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) having jurisdiction, such Lender shall give notice of such event to such Borrower and the Administrative Agent (which shall promptly give similar notice to the other Lenders) and:

      (a) in the case of a LIBOR Loan, on the last day of the LIBOR Period then applicable to such LIBOR Loan, or on such earlier date as may be required by such event, the interest on such Loan shall cease to be calculated under this Agreement on the basis of the LIBOR and shall commence to be calculated under this Agreement on the basis of:

           (i) the U.S. Base Rate in the case of any such LIBOR Loan under Tranche 1, the Cdn. Operating Line or any such LIBOR Loan from a Cdn. Cross Border Lender under Tranche 2 and provided that such Lender is then obliged to make U.S. Base Rate Loans under this Agreement; or

           (ii) the U.S. Reference Rate in the case of any such LIBOR Loan under Tranche 3, or any such LIBOR Loan under either U.S. Operating Line or any such LIBOR Loan from a U.S. Cross Border Lender under Tranche 2;

      (b) in the case of a U.S. Base Rate Loan or a U.S. Reference Rate Loan, on such date thereafter as may be required by such Lender, the interest on such Loan shall cease to be calculated under this Agreement on the basis of the U.S. Base Rate or the U.S. Reference Rate, as the case may be, and shall commence to be calculated under this Agreement on the basis of the LIBOR (and such Borrower shall select the term of each applicable LIBOR Period in accordance with
           Section 3.05) (provided that such Lender is then obliged to make LIBOR Loans under this Agreement); and

                                                                  SECTION 4.06

      (c) in any other case, such Borrower shall repay to such Lender all Accommodation of such type on such date thereafter as may be required by such Lender, and for such purpose shall be entitled to obtain from such Lender any type of Accommodation that such Lender is then obliged to make available under this Agreement in a U.S. Dollar Amount equal to the U.S. Dollar Amount of the Accommodation required to be repaid by it.

During the continuation of any such event such Lender shall have no obligation under this Agreement to make available any Accommodation of such type, but shall make available its pro rata share of each Borrowing by way of such other type of Accommodation as it is then obliged to make available under this Agreement that is requested by the applicable Borrower.


                              ARTICLE FIVE

                         PAYMENTS AND INDEMNITIES


1.051   METHOD AND PLACE OF PAYMENTS

     (1) Each Lender (other than the Operating Lenders which shall make arrangements directly with the applicable Borrowers respecting the advance of proceeds of Accommodation under the Operating Lines) shall transfer for value by 11:00 a.m. on each applicable Borrowing Date:

      (a)  immediately available Cdn. Dollars in an aggregate amount equal to:

           (i) the amount of any Prime Rate Loan to be made by it on such Borrowing Date; and

           (ii) the amount of all BA Discount Proceeds in respect of any Bankers' Acceptance or BA Equivalent Note purchased by it on such Borrowing Date and the amount of all proceeds received by it as contemplated by subsection 2.05(3) in respect of any Bankers' Acceptance accepted by it and purchased by a third party on such Borrowing Date, in each case net of the related fee payable to such Lender pursuant to Section 3.09;

           to the Administrative Agent's Cdn. Dollar Asset Distribution Suspense Account in Canada, Account No. 09-21416, Transit No. 00002, Main Branch, Commerce Court, Toronto, Canada; and

      (b) immediately available U.S. Dollars in an aggregate amount equal to the amount of any U.S. Base Rate Loan and any LIBOR Loan from a Cdn. Cross Border Lender

                                                                  SECTION 5.01
           or a Cdn. Only Lender to be made by it on such Borrowing Date to the Agent's U.S. Dollar Asset Distribution Suspense in Canada, Account No. 02-13616, Transit No. 00002, Main
           Commerce Court, Toronto, Canada; and

      (c) immediately available U.S. Dollars in an aggregate amount equal to the amount of any U.S. Reference Rate Loan and any LIBOR Loan from a U.S. Cross Border Lender or a U.S. Only Lender to be made by it on such Borrowing Date to the Administrative Agent's account in the United States of America, at Morgan Guaranty Trust Company of New York in New York, New York, ABA 021-000-238 for further credit to the account of CIBC New York Agency, Account No. 630-004-80 for further credit to agented loans, Account No. 07-09611 - Attention Agency Services - Reference Philip.

Provided that no costs in excess of costs associated with a transfer to the accounts specified in the preceding sentence would be incurred by the Borrowers or any of the Lenders, the Administrative Agent may designate such other accounts and offices as it may see fit for the purposes referred to in the preceding sentence. Subject to any direction given to the Administrative Agent by the applicable Borrower, the Administrative Agent shall make all such amounts received by it from the Lenders as aforesaid available to the applicable Borrower by depositing the same for value on the applicable Borrowing Date (a) in the case of the Cdn. Borrower to such account in Canada in the name of such Borrower as such Borrower shall have previously designated by timely notice in writing to the Administrative Agent, and (b) in the case of the U.S. Borrower, to such account in the United States of America as such Borrower shall have previously designated by timely notice in writing to the Administrative Agent.

     (2) Notwithstanding subsection 5.01(1), the Administrative Agent shall be entitled to assume that each Lender has made or will make available to the Administrative Agent all funds required to be made available by such Lender as specified in subsection 5.01(1), and the Administrative Agent may (but shall not be obliged to), in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such funds are in fact not received by the Administrative Agent from such Lender on any Borrowing Date and the Administrative Agent has made available the corresponding amount to the applicable Borrower on such Borrowing Date, such corresponding amount shall not be a Loan or the proceeds of any Bankers' Acceptances or BA Equivalent Note made available or purchased by such Lender to or from such Borrower and the Administrative Agent shall be entitled (in its capacity as Administrative Agent) to recover from such Borrower, on demand, the corresponding amount made available by the Administrative Agent to such Borrower as aforesaid together with interest on such amount at the rate applicable under this Agreement to Prime Rate Loans, if such amount is in Cdn. Dollars, or U.S. Base Rate Loans, if such amount is in U.S. Dollars and was made available to the Cdn. Borrower, or U.S. Reference Rate Loans, if such amount was made available to the U.S. Borrower. If, after the applicable Borrowing Date but prior to such time as

                                                                  SECTION 5.01
the Administrative Agent has demanded repayment from a Borrower as permitted by the preceding sentence, the funds required to be made available by the applicable Lender are in fact received by the Administrative Agent, the Administrative Agent shall be entitled to retain such funds for its own account and the corresponding amount made available by the Administrative Agent to such Borrower on such Borrowing Date shall, notwithstanding the preceding sentence, be deemed to have been a Loan or the proceeds of Bankers' Acceptances or a BA Equivalent Note, as the case may be, made available by such Lender to such Borrower on such Borrowing Date and such Lender shall pay to the Administrative Agent on demand, as reimbursement for expenses incurred by the Administrative Agent, an amount equal to the product of (i) the standard interbank reference rate then in effect in Canada (with respect to such amounts made available by any Cdn. Only Lender or any Cdn. Cross Border Lender) or in the United States of America (with respect to such amounts made available by any U.S. Only Lender or any U.S. Cross Border Lender) multiplied by (ii) the corresponding amount made available by the Administrative Agent, multiplied by (iii) a fraction, the numerator of which is the number of days that have elapsed from and including such Borrowing Date to the date on which such funds are received by the Administrative Agent from such Lender and the denominator of which is the number of days in the calendar year in which the same is to be determined. A certificate of the Administrative Agent with respect to any amount owing by a Lender under this subsection shall be binding and conclusive in the absence of manifest error.

     (3) The Cdn. Borrower undertakes at all times that any Accommodation is outstanding to it or any other amount is owed by it under any Credit Document to maintain at the Administrative Agent's Cdn. Payment Branch an account in Cdn. Dollars and an account in U.S. Dollars which the Administrative Agent shall be entitled to debit with such amounts as are from time to time required to be paid by such Borrower under the Credit Documents, as and when such amounts are due, and that each such account will contain sufficient funds for such purpose. All payments by the Cdn. Borrower under the Credit Documents (except for payments prior to the Maturity Date to the Cdn. Operating Lender under the Cdn. Operating Line which shall be made directly to the Cdn. Operating Lender in accordance with arrangements entered into between the Cdn. Borrower and the Cdn. Operating Lender from time to time), unless otherwise expressly provided in such Credit Document, shall be made to the Administrative Agent at the Administrative Agent's Cdn. Payment Branch for the Rateable account of the Lenders entitled to such payment not later than 12:00 noon for value on the date when due, and shall be made in immediately available funds without set-off or counterclaim. All payments by the U.S. Borrower under the Credit Documents (except for payments prior to the Maturity Date to a U.S. Operating Lender under a U.S. Operating Line which shall be made directly to such U.S. Operating Lender in accordance with arrangements entered into between the U.S. Borrower and such U.S. Operating Lender from time to time), unless otherwise expressly provided in such Credit Document, shall be made to the Administrative Agent at the Administrative Agent's U.S. Payment Branch for the Rateable account of the Lenders entitled to such payment not later than 12:00 noon for value on the date when due, and shall be made in immediately available funds without set-off or counterclaim. Unless the Administrative Agent shall have been notified by a

                                                                  SECTION 5.01

Borrower not later than the Business Day prior to the date on which any payment to be made by such Borrower under a Credit Document is due that such Borrower does not intend to remit such payment, the Administrative Agent shall be entitled to assume that such Borrower has remitted or will remit such payment when so due and the Administrative Agent may (but shall not be obliged to), in reliance upon such assumption, make available to each applicable Lender on such payment date an amount equal to such Lender's Rateable share of such assumed payment. If such Borrower does not in fact remit such payment to the Administrative Agent as required by the Credit Documents, each applicable Lender shall immediately repay to the Administrative Agent on demand the amount so made available to such Lender, together with interest on such amount at the interbank reference rate then in effect in Canada (with respect to amounts paid to the Cdn. Only Lenders, the Cdn. Operating Lender, the Cdn. LC Lenders or the Cdn. Cross Border Lenders) or in the United States of America (with respect to amounts paid to the U.S. Only Lenders, the U.S. Operating Lenders, the U.S. Cross Border Lenders or the U.S. LC Lenders) in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid in immediately available funds to the Administrative Agent, and such Borrower shall immediately pay to the Administrative Agent on demand such amounts as are sufficient to compensate the Administrative Agent and the Lenders for all costs and expenses (including, without limitation, any interest paid to lenders of funds) which the Administrative Agent may sustain in making any such amounts available to the Lenders or which any Lender may sustain in receiving any such amount from and in repaying any such amount to the Administrative Agent or in compensating the Administrative Agent as aforesaid. A certificate of the Administrative Agent as to any amounts payable by a Borrower pursuant to the preceding sentence and containing reasonable details of the calculation of such amounts shall be, absent manifest error, prima facie evidence of the amounts so payable. If any amount which has been received by the Administrative Agent not later than 12:00 noon on any Business Day as provided above is not paid by the Administrative Agent to a Lender on such Business Day as required under this Agreement, the Administrative Agent shall immediately pay to such Lender on demand interest on such amount at the interbank reference rate then in effect in Canada (with respect to amounts payable to the Cdn. Only Lenders, the Cdn. Operating Lender, the Cdn. LC Lenders or the Cdn. Cross Border Lenders) or in the United States of America (with respect to amounts payable to the U.S. Only Lenders, the U.S. Operating Lenders, the U.S. Cross Border Lenders or the U.S. LC Lenders) in respect of each day from and including the day such amount was required to be paid by the Administrative Agent to such Lender to the day such amount is so paid.


1.052   CURRENCY OF PAYMENT

     Accommodation shall be repaid by each Borrower as required under this Agreement in the currency in which such Accommodation was obtained by such Borrower. Any payment on account of an amount payable under any Credit Document in a particular currency (the "PROPER CURRENCY") made to or for the account of the Administrative Agent, an Other Agent or a Lender in a currency (the "OTHER CURRENCY") other than the proper currency, whether pursuant to a

                                                                  SECTION 5.02
judgement or order of any court or tribunal or otherwise and whether arising from the conversion of any amount denominated in one currency into any other currency for the purpose of making or filing a claim, obtaining an order or judgement, enforcing an order or judgement or otherwise, shall constitute a discharge of the applicable Borrower's obligation under such Credit Document only to the extent of the amount of the proper currency which the Administrative Agent, such Other Agent or such Lender is able, in the normal course of its business within one Business Day after receipt by it of such payment, to purchase with the amount of the other currency so received. If the amount of the proper currency which the Administrative Agent, such Other Agent or such Lender is so able to purchase is less than the amount of the proper currency originally due to it under such Credit Document, such Borrower shall indemnify and save the Administrative Agent, such Other Agent or such Lender, as the case may be, harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from any other obligation contained in any Credit Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent, any Other Agent or any Lender from time to time, shall continue in full force and effect notwithstanding any judgement or order for a liquidated sum in respect of an amount due under any Credit Document or under any judgement or order and shall not merge in any order of foreclosure made in respect of any Security or other security given to or for the benefit of the Administrative Agent, the Other Agents and the Lenders.


1.053   TAXES

     (1) All payments by a Borrower under the Credit Documents shall be made free and clear of, and without reduction for or on account of, any present or future income, capital, large corporations, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any kind or nature whatsoever or any installments, interest or penalties payable with respect thereto now or in the future imposed, levied, collected, withheld or assessed by any country or any political subdivision of any country (collectively "TAXES"); provided, however, that subject to subsection 5.03(2), if any Taxes which are not Excluded Taxes are required by Applicable Law to be withheld from any interest or other amount payable to the Administrative Agent, any Other Agent or any Lender under any Credit Document, the amount so payable to the Administrative Agent, such Other Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, such Other Agent or such Lender, on a net basis after payment of all Taxes other than Excluded Taxes (including all Taxes other than Excluded Taxes imposed on any additional amounts payable under this subsection) and after payment of all Excluded Taxes imposed by any relevant jurisdiction on any additional amounts payable under this subsection, interest or any such other amount payable under such Credit Document at the rate or in the amount specified in such Credit Document. Each Borrower shall be fully liable and responsible for and shall, promptly following receipt of a request from the Administrative Agent, pay to the Administrative Agent any and all sales, goods and services and harmonized sales and goods and services taxes payable under the laws of Canada, any Province of Canada, the United

                                                                  SECTION 5.03

States of America, any State of the United States of America or any other country or jurisdiction with respect to any and all goods and services made available under the Credit Documents to such Borrower by the Administrative Agent, the Other Agents and the Lenders, and such taxes shall be included in the definition of "Taxes" for all purposes of this Agreement. Whenever any Taxes are payable by a Borrower, as promptly as possible thereafter it shall send to the Administrative Agent, for the account of the Administrative Agent and each affected Other Agent and Lender, a certified copy of an original official receipt showing payment of such Taxes. If a Borrower fails to pay any Taxes when due or if a Borrower fails to remit to the Administrative Agent the required documentary evidence of such payment, such Borrower shall indemnify and save harmless the Administrative Agent, the Other Agents and the Lenders from any incremental taxes, interest, penalties or other liabilities that may become payable by the Administrative Agent, by any Other Agent or by any Lender or to which the Administrative Agent, any Other Agent or any Lender may be subjected as a result of any such failure. A certificate of the Administrative Agent, any Other Agent or any Lender as to the amount of any such taxes, interest or penalties and containing reasonable details of the calculation of such taxes, interest or penalties shall be, absent manifest error, prima facie evidence of the amount of such taxes, interest or penalties, as the case may be.

     (2) If a Borrower makes any payment to any Lender pursuant to subsection 5.03(1) and such Lender shall receive any tax benefit which it would not have received if there had been no such payment, such Lender agrees to pay to such Borrower the amount of such tax benefit (to a maximum of the payment made by such Borrower) after the same has been obtained; provided, however, that (i) this subsection shall place such Lender in no worse position than it would have been if such Borrower had not been required to make such payment; (ii) no Event of Default shall have occurred and be continuing; and (iii) any subsequent disallowance, elimination, reduction, deferral, disqualification or recapture of all or any part of a tax benefit of a Lender for which a payment by such Lender to a Borrower has been made (or is due) pursuant to this subsection shall be treated as a Tax subject to indemnification hereunder. Each Lender shall have sole discretion as to whether or not it will seek any tax benefit and as to the allocation of its income, and no Lender shall be obliged to disclose any information to any Borrower regarding its income or taxes.

     (3) Each U.S. Only Lender, U.S. Cross Border Lender, U.S. Operating Lender and U.S. LC Lender (collectively the "U.S. LENDERS") that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the U.S. Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest of a U.S. Lender under this Agreement pursuant to Section 12.01 (unless the respective Lender was already a U.S. Lender immediately prior to such assignment or transfer) or otherwise becomes a U.S. Lender after the Closing Date, on the date of such assignment or transfer to such Lender or the date on which such Lender becomes a U.S. Lender, as the case may be:

                                                                  SECTION 5.03

      (a) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement; or

      (b) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 4224 or 1001 pursuant to paragraph (a) above:

             (i) a certificate substantially in the form of Schedule 15 (any such certificate being a "NON-BANK CERTIFICATE"); and

             (ii) two accurate and complete original signed copies of Internal
                  Revenue service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement.

In addition, each U.S. Lender agrees that from time to time after the Closing Date or after such Lender becomes a U.S. Lender (whether because of an assignment or transfer or otherwise), when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the U.S. Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Non-Bank Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement, or it shall immediately notify the U.S. Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such U.S. Lender shall not be required to deliver any such Form or Certificate pursuant to this subsection. Notwithstanding anything to the contrary contained in subsection 5.03(1), but subject to the last sentence of this subsection:

      (c) the U.S. Borrower shall be entitled, to the extent it is required to do so by Applicable Law, to deduct or withhold income or similar Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable under this Agreement for the account of any U.S. Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the U.S Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding; and

                                                                  SECTION 5.03

      (d) the U.S. Borrower shall not be obligated pursuant to subsection 5.03(1) to gross-up payments to be made to a U.S. Lender in respect of income or similar Taxes imposed by the United States if (i) such Lender has not provided to the U.S. Borrower the Internal Revenue Service Forms required to be provided to the U.S. Borrower pursuant to this subsection or (ii) in the case of a payment, other than interest, to a U.S. Lender described in paragraph (b) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes.

Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section, the U.S. Borrower agrees to pay any additional amounts and to indemnity each U.S. Lender in the manner set forth in subsection 5.03(1) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any Applicable Law, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.


1.054   INCREASED COSTS

     If subsequent to the date of this Agreement any change in or introduction of any Applicable Law or of any administrative policy or practice of any Governmental Authority, or compliance by any Lender with any request or directive (whether or not having the force of law) by any Governmental Authority (including any central bank, Superintendent of Financial Institutions or other comparable authority or agency) having jurisdiction shall:

      (a) subject the Administrative Agent, such Other Agent or such Lender to any Tax of any kind whatsoever including Excluded Taxes with respect to this Agreement or any other Credit Document, any Commitment or any Accommodation made by such Lender, or change the basis of taxation of payments to the Administrative Agent, such Other Agent or such Lender of principal, interest, fees or any other amount payable under any Credit Document (except for changes in the rate of Tax on the overall net income of the Administrative Agent, such Other Agent or such Lender imposed by its jurisdiction of incorporation, the jurisdiction of its principal office or applicable lending office, or any political subdivision of any such jurisdiction);

      (b) impose, modify or make applicable any capital maintenance or capital adequacy requirement, reserve requirement, special deposit requirement or other similar requirement against assets held by, or deposits or other liabilities in or for the account of, or any Accommodation or Commitment made available or established by, or any other acquisition of funds by, such Lender; or

                                                                  SECTION 5.04

      (c) impose on the Administrative Agent, such Other Agent or such Lender or the London interbank market any other condition, restriction or limitation;

and the result of any of the foregoing is to increase the cost to the Administrative Agent, such Other Agent or such Lender of making or maintaining any Accommodation or Commitment or to reduce any amount otherwise receivable by it under this Agreement or any other Credit Document with respect to any Accommodation or Commitment or otherwise, then provided that such additional cost or reduced amount receivable is not fully offset at all relevant times by an increase in the applicable interest rate or rates or fees under this Agreement or other applicable Credit Document, the Borrowers (or each applicable Borrower in the case of any Commitment to, or any Accommodation outstanding to, such Borrower) shall promptly pay to the Administrative Agent, such Other Agent or such Lender, upon demand, such additional amounts necessary to compensate the Administrative Agent, such Other Agent or such Lender, after taking into account all applicable Taxes and Excluded Taxes, for such additional cost or reduced amount receivable which the Administrative Agent, such Other Agent or such Lender deems to be material as are determined in good faith by the Administrative Agent, such Other Agent or such Lender. If the Administrative Agent, an Other Agent or a Lender becomes entitled to claim any additional amount pursuant to this Section, it shall notify the Borrowers, through the Administrative Agent, of the event by reason of which it has become so entitled promptly upon the Administrative Agent, such Other Agent or such Lender becoming aware of such event. A certificate of the Administrative Agent, an Other Agent or a Lender as to any such additional amount payable to it and containing reasonable details of the calculation of such amount shall be, absent manifest error, prima facie evidence of such amount.


1.055   INDEMNITIES

     (1) Each Borrower shall indemnify and save harmless the Administrative Agent, each Other Agent and each Lender from all claims, demands, liabilities, damages, losses, costs, charges and expenses (including the reasonable fees and expenses of counsel for the Administrative Agent, the Other Agents and the Lenders), including any loss or expense arising from interest or fees payable by the Administrative Agent, such Other Agent or such Lender to lenders of funds obtained by it in order to make or maintain any Accommodation and any loss or expense incurred in liquidating or re-employing deposits from which such funds were obtained, which may be incurred by the Administrative Agent, such Other Agent or such Lender as a consequence of (i) default by such Borrower in the payment when due of any amount payable under any Credit Document, (ii) default by such Borrower in obtaining a Borrowing on the date specified in any applicable notice relative to such Borrowing after such Borrower has given such notice under this Agreement that it desires to obtain such Borrowing, (iii) default by such Borrower in making any optional repayment of outstanding Accommodation after such Borrower has given notice under this Agreement that it desires to make such repayment, (iv) the repayment by such Borrower of any LIBOR Loan otherwise than on the expiration of any applicable LIBOR Period or the repayment of any other Accommodation otherwise than on the maturity date of

                                                                  SECTION 5.05
such Accommodation (including without limitation any such payment pursuant to any of the provisions of Article Four or upon acceleration pursuant to Section 9.02), (v) the entering into by the Administrative Agent, such Other Agent or such Lender of this Agreement and the other Credit Documents to which the Administrative Agent, such Other Agent or such Lender is a party and any amendment, waiver or consent relating hereto or thereto, and, otherwise than are determined by a court of competent jurisdiction to be attributable primarily to the gross negligence or wilful misconduct of the Administrative Agent, such Other Agent or such Lender, the performance by the Administrative Agent, such Other Agent or such Lender of its obligations under this Agreement and the other Credit Documents, and (vi) the application by any Borrower of any Accommodation or any proceeds of any Accommodation. A certificate of the Administrative Agent, an Other Agent or any Lender as to any such loss or expense and containing reasonable details of the calculation of such loss or expense shall be, absent manifest error, prima facie evidence of the amount of such loss or expense, as the case may be.

     (2) The Borrowers shall indemnify and save harmless each LC Lender from all claims, demands, liabilities, damages, losses, costs, charges and expenses which may be asserted against or incurred by such LC Lender, otherwise than as are determined by a court of competent jurisdiction to be attributable primarily to the gross negligence or wilful misconduct of such LC Lender, as a direct or indirect consequence of the issuance or renewal of any Letter of Credit at the request of such Borrower or of any failure by any LC Issuer to make any payment under any Letter of Credit issued at the request of such Borrower as a result of any law, control or restriction rightfully or wrongfully exercised or imposed by any Governmental Authority.

     (3) Each Borrower shall indemnify and save harmless the Administrative Agent, each Other Agent and each Lender and their respective Affiliates, agents, officers, directors and employees (each an "INDEMNIFIED PARTY") from all claims, demands, liabilities, damages, losses, costs, charges and expenses (including without limitation any investigatory, remedial, clean-up, compliance or preventative costs, charges and expenses) which may be asserted against or incurred by such Indemnified Party, otherwise than as are determined by a court of competent jurisdiction to be attributable primarily to the gross negligence or wilful misconduct of such Indemnified Party, whether upon realization of the Security, or as a lender to the Cdn. Borrower or the U.S. Borrower, or as successor to or assignee of any right or interest of the applicable Borrower, or any of the Cdn. Borrower's Subsidiaries or as a result of any order, investigation or action by any Governmental Authority relating to any one of its or their business or property, or as mortgagee in possession or successor or successor-in-interest to any one of the Borrowers, their respective Subsidiaries, or as a result of any taking of possession of all or any real property by foreclosure, deed or deed in lieu of foreclosure or by any other means relating to the Borrowers, or any of their Subsidiaries under or on account of any applicable Environmental Law, (including the assertion of any Lien thereunder) with respect to:

      (a) the Release of a Contaminant, the threat of the Release of any Contaminant, or the presence of any Contaminant affecting the real or personal property of a Borrower

                                                                  SECTION 5.05
           or any of its Subsidiaries, whether or not the Contaminant or emanates from a Borrower's property or any other property or personal property located thereon (unless such property or property is under the control of a Lender due to relationship with a third party), including any loss of value the property of a Borrower or any of its Subsidiaries as a result of any of the foregoing;

      (b) the Release of a Contaminant owned by, or under the charge, management or control of, a Borrower or any of its Subsidiaries or any predecessors or assignors thereof;

      (c) any costs of removal or remedial action incurred by any Governmental Authority or any costs incurred by any other Person or damages from injury to, destruction of, or loss of natural resources in relation to, the real property or personal property of a Borrower or any of its Subsidiaries or any contiguous real property or elsewhere or personal property located thereon, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to Environmental Law;

      (d) liability for personal injury or property damage arising by reason of any civil law offenses or quasi-criminal offenses or under any statutory or common tort law theory and any and all other third party claims of any and every nature whatsoever, including, without limitation, damages assessed for the maintenance of a public or private nuisance or for the carrying on of a dangerous activity at, near, or with respect to the real or personal property of a Borrower, or any of its Subsidiaries or elsewhere; and/or

      (e) any other matter relating to the Natural Environment and Environmental Law affecting the property or the operations and activities of a Borrower or any of its Subsidiaries within the jurisdiction of any Governmental Authority.

      The Borrowers' obligations shall arise both on the discovery of the presence of any Contaminant that has not been dealt with in accordance with Environmental Law and shall also arise where any Governmental Authority has taken or threatened any action in connection with the presence of, or any Environmental Activity respecting, any Contaminant. Each Borrower acknowledges that the Lenders have agreed to make the Credit available in reliance on the Borrowers' representations, warranties and covenants, including the delivery of this indemnity. This indemnity supersedes any other provisions of this Agreement or any other Credit Document which in any way limits the liability of a Borrower. The obligations of the Borrowers arising under this indemnity will be absolute and unconditional and shall not be affected by any act, omission, or circumstances whatsoever, whether or not occasioned by the fault of the Administrative Agent, the Other Agents or the Lenders except as determined by a court of competent jurisdiction to

                                                                  SECTION 5.05
      be primarily due to gross negligence or wilful misconduct of the Administrative Agent, the Other Agents or the Lenders. The foregoing indemnities will survive the Disposition of any or all right, title and interest in and to the real property and personal property of the Restricted Parties and their Subsidiaries to any Person, including, without limitation, whether or not affiliated with the Restricted Parties and their Subsidiaries.



                                ARTICLE SIX

                                  SECURITY


1.061   FORM OF SECURITY

     As general and continuing security for the due payment and performance of all present and future indebtedness and liability of the Borrowers to (x) the Administrative Agent, the Other Agents and the Lenders under the Credit Documents, and (y) the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates under all Lender/Borrower Hedging Arrangements, the following security (collectively the "SECURITY") will be provided to the Administrative Agent on behalf of the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates:

      (a) a first specific hypothecation and pledge of all of the issued and outstanding securities now or hereafter held by either of the Borrowers in any and all of their Subsidiaries which are Material Restricted Parties, whether wholly or partially owned, acknowledged by such Subsidiaries, together with such resolutions and consents as the Administrative Agent may determine are legally required or advisable and the security certificates duly issued by each of such Subsidiaries evidencing such pledge of securities duly endorsed in blank for transfer;

      (b) an unlimited guarantee and postponement of claim by each Borrower whereby it guarantees to (x) the Administrative Agent, the Other Agents and the Lenders the due payment and performance of all present and future indebtedness and liability owing under the Credit Documents by the other Borrower and (y) the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates the due payment and performance of all present and future indebtedness and liability owing under the Lender/Borrower Hedging Arrangements by the other Borrower;

      (c) an unlimited guarantee and postponement of claim by each Restricted Subsidiary (other than Phencorp International Finance Inc.) whereby it guarantees (x) to the Administrative Agent and the Lenders the due payment and performance of all present and future indebtedness and liability now or in the future owing under the

                                                                  SECTION 6.01

           Credit Documents by the Borrowers (or if agreed to by the Administrative Agent by either one of the Borrowers) (including any indebtedness or liability of the Borrowers pursuant to the guarantees referred to in subsection 6.01(b)) and (y) the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates the due payment and performance of all present and future indebtedness and liability owing under the Lender/Borrower Hedging Arrangements by the Borrowers (or if agreed to by the Administrative Agent by either one of the Borrowers);

      (d) a first specific hypothecation and pledge of all of the issued and outstanding securities now or hereafter held by any of the Restricted Subsidiaries in any and all of their respective Subsidiaries which are Material Restricted Parties, whether wholly or partially owned, acknowledged by such Subsidiaries, together with such resolutions and consents as the Administrative Agent may determine are legally required or advisable and the security certificates duly issued by each of such Subsidiaries evidencing such pledge of securities duly endorsed in blank for transfer; and

      (e) a postponement and subordination from Phencorp International Finance Inc. subordinating all debts and liabilities owing to it by the Restricted Parties to all debts and liabilities owing to the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates by the Restricted Parties under or in respect of the Credit Documents and the Lender/Borrower Hedging Arrangements.

For convenience, Schedule 16 lists all Restricted Parties which are required to deliver securities pledge agreements and a description of all securities, and all issuers of such securities, to be pledged to the Administrative Agent by each such Restricted Party.

1.062   SATISFACTORY TO ADMINISTRATIVE AGENT

     The Security will be in such form or forms, and will be registered in such jurisdictions, as the Administrative Agent and its legal counsel may from time to time reasonably require.


1.063   GENERAL PROVISIONS RELATING TO THE SECURITY

     Nothing in this Agreement or in any Security now held or acquired in the future by or on behalf of the Administrative Agent, the Other Agents or the Lenders, nor any act or omission of the Administrative Agent, any Other Agent or any of the Lenders with respect to any such Security, will in any way prejudice or affect the rights, remedies or powers of the Administrative Agent, any Other Agent or any of the Lenders with respect to any other Security at any time held by or on behalf of the Administrative Agent, the Other Agents or the Lenders.

                                                                  SECTION 6.04

1.064   REGISTRATION

     The Administrative Agent may, at the reasonable expense of the Borrowers, register, file or record the Security or notices in respect of the Security in all offices where such registration, filing or recording is, in the opinion of the Administrative Agent or its counsel, necessary or of advantage to the creation, perfection and preservation of the Liens arising pursuant to the Security. The Administrative Agent may, at the Borrowers' reasonable expense, renew such registrations, filings and recordings from time to time as and when required to keep them in full force and effect. The Borrowers acknowledge that the forms of Security have been prepared based upon Applicable Law in effect at the date of execution of the Security and that such laws may change, and that the laws of other jurisdictions may require the execution and delivery of different forms of security instruments in order to grant to the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates the rights intended to be granted by the Security. The Borrowers will, and will cause the other Restricted Parties to, on request from the Administrative Agent from time to time, execute and deliver to the Administrative Agent such additional security instruments and will amend or supplement, and will cause the other Restricted Parties to amend or supplement, any Security theretofore provided to the Administrative Agent:

      (a) to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise;

      (b) to facilitate the registration of appropriate forms of Security in all appropriate jurisdictions; or

      (c) if any Person having delivered Security amalgamates or merges with any other Person or enters into any corporate reorganization;

in each case in order to confer upon the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates such Liens with such priority as are intended to be created by the Security. The Borrowers will pay or indemnify the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates against any and all stamp duties, registration fees and similar taxes or charges which may be payable or determined to be payable in connection with the execution, delivery, performance, registration or enforcement of any Credit Document or any of the transactions contemplated by any Credit Document.


1.065   RELEASE OF SECURITY

     Following termination of all of the Commitments and the due payment in full of all debts, obligations and liabilities of the Restricted Parties to the Administrative Agent, the Lenders and the Other Agents under or in respect of the Credit Documents, the Administrative Agent will, at

                                                                  SECTION 6.05
the cost and expense of the Cdn. Borrower, release and discharge the Restricted Parties and their property from the Security.


                            ARTICLE SEVEN

                    REPRESENTATIONS AND WARRANTIES


1.071   DELIVERY OF REPRESENTATIONS AND WARRANTIES

     Each Borrower (with respect to itself only) and the Cdn. Borrower (with respect to itself and the other Restricted Parties and other Subsidiaries) represents and warrants to the Administrative Agent, the Other Agents and each of the Lenders as follows:

      (a) each of the Restricted Parties has been duly incorporated, amalgamated, merged or continued, as the case may be, and is validly subsisting as a corporation under the laws of its jurisdiction of incorporation, amalgamation, merger or continuance, as the case may be, (or in the case of Restricted Parties which are not corporations has been duly created or established as a partnership or other applicable entity and validly exists under and is governed by the law of the jurisdiction in which it has been created or established) and is duly qualified to carry on its business in each jurisdiction in which the nature of its business requires qualification except to the extent that any such failures to be so qualified individually or in the aggregate do not have, and do not have any reasonable likelihood of having, a Material Adverse Effect;

      (b) each of the Restricted Parties has the power and authority to enter into and perform its obligations under the Credit Documents to which it is a party and all other instruments and agreements delivered pursuant to any of the Credit Documents and to own its property and carry on its business as currently conducted;

      (c) the execution, delivery and performance of the Credit Documents and every other instrument or agreement delivered pursuant to the Credit Documents has been duly authorized by all requisite action and each of such documents has been duly executed and delivered and constitutes a valid and binding obligation of each of the Restricted Parties, as the case may be, enforceable in accordance with its terms subject to (x) applicable bankruptcy, insolvency, moratorium and similar laws at the time in effect affecting the rights of creditors generally, and (y) equitable remedies such as injunctions and specific performance which may only be granted in the discretion of the court before which they are sought;

                                                                  SECTION 7.01

      (d) none of the Restricted Parties is a party to any agreement or instrument which has, or has any reasonable likelihood of having, a Material Adverse Effect;

      (e) none of the Restricted Parties is subject to any judgment, order, writ, injunction, decree or award, or to any restriction, rule or regulation (other than customary or ordinary course restrictions, rules and regulations consistent or similar with those imposed on other Persons engaged in similar businesses) which has a Material Adverse Effect, or in the future may have a Material Adverse Effect;

      (f) none of the Restricted Parties is in default under any guarantee, bond, debenture, note or other instrument evidencing any indebtedness or under the terms of any instrument pursuant to which any of the foregoing has been issued or made and delivered in the aggregate for all Restricted Parties in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), and there exists no state of facts which after notice or lapse of time or both or otherwise would constitute such a default;

      (g) except as disclosed on Schedule 17 or 19 or with respect to matters not individually in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies) or in an aggregate amount which if all such actions were successful would have any reasonable likelihood of having a Material Adverse Effect, there are no actions, suits or proceedings pending or threatened against or affecting any of the Restricted Parties at law or in equity or before or by any Governmental Authority of any kind nor are any of the Restricted Parties aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success; and there have been no material adverse developments since the date of this Agreement respecting any of the matters disclosed on Schedules 17 or 19; and no Restricted Party is in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, either separately or in the aggregate, would represent an amount in excess of U.S. $5,000,000 (or the Equivalent Amount in any other currency or currencies);

      (h) the Cdn. Borrower has furnished the Administrative Agent with its most recent annual and quarterly consolidated financial statements; all such financial statements have been prepared in accordance with GAAP, except as stated in such financial statements or in the notes to such financial statements; each balance sheet contained in such financial statements, when read with the deconsolidation and reconciliation accompanying such financial statements, presents fairly the Modified Consolidated financial position of the Cdn. Borrower as at the date of such balance sheet; and each statement of profit and loss contained in such

                                                                  SECTION 7.01
           financial statements when read with the deconsolidation and reconciliation accompanying such financial statements, presents fairly the Modified Consolidated results of the Cdn. Borrower's operations for the periods indicated; the Cdn. Borrower has also furnished the Administrative Agent with the Pro Forma Financial Statements and such Pro Forma Financial Statements have been, and on delivery of the same the June 30 Pro Forma Financial Statements will have been, prepared in accordance with GAAP, expressly state all of the underlying assumptions on which they have been prepared all of which assumptions are reasonable in the circumstances, and constitute a reasonably true and accurate description of the combined financial position and financial performance of the Restricted Parties (including all Acquisitions made on or prior July 31, 1997) as of the date of, and for the financial period ending on the date of, such Pro Forma Financial Statements;

      (i) since December 31, 1996, (x) there has been no change in the Modified Consolidated financial condition of the Restricted Parties as shown on the balance sheet of the Restricted Parties as at that date read with the deconsolidation and reconciliation accompanying such balance sheet which change has had, or has any reasonable likelihood of having, a Material Adverse Effect, and (y) the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Restricted Parties have not been materially adversely affected as a result of any act or event including, without limitation, fire, explosion, casualty, flood, drought, riot, storm, condemnation, act of God, accident, labour trouble, expropriation or act of any government;

      (j) neither the financial statements referred to above, any statement or report furnished under the Credit Documents after the date of this Agreement nor, to the best of the Cdn. Borrower's knowledge, the Philip Disclosure Documents nor the June, 1997 confidential offering memorandum respecting the Credit circulated by the Co-Arrangers in connection with the initial syndication of the Credit contain, as at the time such statements, other statement or report, disclosure documents or confidential offering memorandum were furnished, any untrue statement of a material fact or any omission of a material fact necessary to make the statements contained in such financial statements, in such other statement or report, in any Philip Disclosure Document or in the confidential offering memorandum not misleading in any material respect, and all such statements and reports, taken as a whole together with the Credit Documents and the Philip Disclosure Documents and the confidential offering memorandum do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained in the Credit Documents, the Philip Disclosure Documents, the confidential offering memorandum or in such financial statements, other statement or report not misleading in any material respect;

                                                                  SECTION 7.01

      (k) there is no fact known to a Borrower which such Borrower has not disclosed to the Administrative Agent or the Lenders in writing which affects, or so far as it can now reasonably foresee, will affect the property, liabilities, affairs, business, prospects, operations or condition, financial or otherwise, of any Restricted Party or the ability of any Restricted Party to perform its obligations under any of the Credit Documents or any agreements or instruments delivered pursuant to the Credit Documents or the ability of the Cdn. Borrower to complete the Allwaste Acquisition and which could reasonably be expected to be material to a prospective lender providing credit of the size and nature contemplated by this Agreement;

      (l) neither the execution nor delivery of the Credit Documents, or any agreements or instruments delivered pursuant to the Credit Documents, the consummation of the transactions contemplated in the Credit Documents, nor compliance with the terms, conditions and provisions of the Credit Documents conflicts with or will conflict with, or results or will result in any breach of, or constitutes a default under or contravention of, any Requirement of Law applicable to, or any Contractual Obligation of, any Restricted Party, or results or will result in the creation or imposition of any Lien upon any Restricted Party's properties;

      (m) each of the Restricted Parties has obtained, made or taken all consents, approvals, authorizations, declarations, registrations, filings, notices and other actions whatsoever required as at the date of this Agreement in connection with the execution and delivery by any Restricted Party of any of the Credit Documents and all other agreements or instruments delivered pursuant to the Credit Documents, and the consummation of the transactions contemplated by the Credit Documents;

      (n) no consent, approval or authorization of any Governmental Authority is required in connection with the enforcement of any of the Credit Documents or any agreements or instruments delivered pursuant to the Credit Documents;

      (o) each of the Restricted Parties has paid or made adequate provision for the payment of all Taxes levied on it or on its property or income which are due and payable, including interest and penalties, or has accrued such amounts in its financial statements for the payment of such Taxes except for charges, fees or dues which are not material in amount, which are not delinquent or if delinquent are being contested, and in respect of which non-payment would not have, or have any reasonable likelihood of having, a Material Adverse Effect, and there is no material action, suit, proceeding, investigation, audit or claim now pending, or to the knowledge of any Restricted Party, threatened by any Governmental Authority

                                                                  SECTION 7.01
           regarding any Taxes nor has any Restricted Party agreed to waive or extend any statute of limitations with respect to the payment or collection of Taxes;

      (p) no Restricted Party will incur any material Tax liability with respect to the Allwaste Acquisition, the Serv Tech Acquisition or any other transaction contemplated under any of the Credit Documents;

      (q) no event or omission has occurred which constitutes a Default or an Event of Default;

      (r) no Restricted Party is in material default and, to the best of the knowledge of each Borrower after due enquiry, no event or omission has occurred which, with the passage of time or the giving of notice or both, would constitute a material default pursuant to any material order, writ, decree or demand of any Governmental Authority or a material default on any material Permits;

      (s) each Restricted Party is the sole beneficial owner of its property with good and marketable title to such property, subject only to Permitted Liens, with the leases for any leased property to which it is a lessee being in good standing and in full force and effect;

      (t) the corporate structure of the Cdn. Borrower and its Subsidiaries is as set out in Schedule 18, which Schedule also contains:

             (x) a list of the Cdn. Borrower and each of the other Restricted Parties and the Independent Subsidiaries;

             (y)  a complete and accurate list of

                  (A)  each such Person's full and
                       correct name (including any French and English forms of name), and

                  (B)  the full address (including
                       postal code or zip code) of each such Person's chief executive office; and

             (z) details of the authorized and issued share capital of each of the Restricted Parties and their Subsidiaries (other than the Cdn. Borrower) and the name of the registered and beneficial owner of all of the issued and outstanding securities of each such Restricted Party;

      (u) security certificates with powers of attorney representing all of the issued and outstanding shares of each of the Material Restricted Parties (other than the Cdn.

                                                                  SECTION 7.01

           Borrower) have been delivered and pledged to the Administrative Agent pursuant to the Security and the Liens created thereunder continue to constitute a first priority perfected Lien in all such security certificates and the shares represented by such security certificates;

      (v) except as disclosed on Schedule 19, none of the Restricted Parties or any of their respective Subsidiaries is subject to any material civil, criminal, regulatory proceeding or governmental or regulatory investigation arising under, related to or with respect to Environmental Law or is subject to any such material proceeding which is with respect to laws relating to occupational health and safety nor is a Borrower aware of any threatened material proceedings or investigations. Each of the Restricted Parties and their respective Subsidiaries is actively and diligently proceeding to use its respective best efforts to comply in all material respects with all Environmental Law and laws relating to occupational health and safety, and all such steps are being completed in a manner consistent with a prudent and responsible professional resource recovery and industrial service company;

      (w) all real property owned or leased by a Restricted Party may be used in all material respects by the Restricted Parties pursuant to Applicable Law for the present use and operation of the material elements of the business conducted on such real property;

      (x) each of the Restricted Parties has obtained all necessary material Permits (including Permits under Environmental Law), which are all in good standing in all material respects and unrevoked, necessary for the operations being conducted or intended to be conducted on the applicable Restricted Party's property, and there are no existing circumstances which might give rise to the revocation of any such material Permits;

      (y) except as disclosed in Schedule 17, none of the Restricted Parties has received any notice of any material liens within the meaning of the Construction Lien Act of Ontario or similar legislation prevailing in any other jurisdiction;

      (z) Schedule 20 lists all material contracts to which a Restricted Party is a party and in respect of which the performance or non-performance of such contract could have a Material Adverse Effect;

      (aa) no steps have been taken to terminate any Pension Plan or Non-U.S. Pension Plan which, in either case, could result in any material liability being incurred by any Restricted Party and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien for any material amount under section 302(f) of ERISA and no contribution failure has occurred with respect to any

                                                                  SECTION 7.01

           Non-U.S. Pension Plan sufficient to give rise to a lien or deemed trust for any material amount under Applicable Law and no Pension Plan has an Unfunded Current Liability which when added to the amount of Unfunded Current Liabilities with respect to all other Pension Plans exceeds the aggregate amount of Unfunded Current Liabilities that existed on the initial Borrowing Date by U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), and using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Restricted Parties and their ERISA Affiliates to all Pension Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Pension Plan ended prior to the date of the most recent Borrowing Date would not exceed U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), and the Restricted Parties do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Pension Plan the obligations with respect to which could reasonably be expected to have a Material Adverse Effect, and no condition exists or event or transaction has occurred with respect to any Pension Plan or Non-U.S. Pension Plan which could result in the incurrence by any Restricted Party of any material liability, fine or penalty, and each Non-U.S. Pension Plan and Non-U.S. Welfare Plan has been maintained in substantial compliance with its terms and in compliance in all material respects with the requirements of any and all Applicable Laws and has been maintained, where required, in all material respects in good standing with applicable Governmental Authorities. All contributions required to be made with respect to each Non-U.S. Pension Plan and Non-U.S. Welfare Plan have been timely made in accordance in all material respects with the terms thereof and all Applicable Laws. The Restricted Parties have not incurred any material obligation in connection with the termination of or withdrawal from any Non-U.S. Pension Plan or Non-U.S. Welfare Plan. Each Non-U.S. Pension Plan and Non-U.S. Welfare Plan for which funding is required under its terms pursuant to Applicable Laws is fully funded or fully insured in all material respects on both a solvency and going concern basis as at the end of the applicable Restricted Party's most recently ended Financial Year on substantially the basis of the actuarial assumptions and methodology contained in the most recent actuarial valuation report filed in respect of such plan with the applicable Governmental Authority or where no such filing is required in accordance with the most recent actuarial valuation report prepared in respect of such plan.

      (bb) the value of the Margin Stock at any time owned by the Restricted Parties (other than Margin Stock acquired pursuant to a Two-Step Permitted Acquisition, which, at the time this representation is made, continues to constitute Margin Stock that

                                                                  SECTION 7.01
           is pledged at such time as Security) does not exceed 25% of the value of the property of the Restricted Parties taken as a whole. Neither the making available of any Accommodation by a Lender, nor the use of the proceeds of any such Accommodation, will violate or be inconsistent with the provisions of Regulation G, T, U or X.

      (cc) none of the Restricted Parties is an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the meaning of the United States Public Utility Holding Company Act of 1935, as amended;

      (dd) no portion of any of the property of any of the Restricted Parties has been listed, designated or identified in the National Priorities List ("NPL") or the CERCLA Information System ("CERCLIS"), both as published by the United States Environmental Protection Agency, or any similar list of sites published by any federal, state or local authority proposed for requiring clean up or remedial or corrective action under any Environmental Law;

      (ee) the Cdn. Borrower reviews and evaluates on an ongoing basis, in consultation with its environmental consultants, the potential liability of the Restricted Parties under Environmental Law or otherwise relative to Environmental Activities and sets and at all times maintains reserves on its financial statements for these liabilities based on, and in an amount at least equal to, the Cdn. Borrower's reasonable estimate of the potential liability of the Restricted Parties relative to all such matters;

      (ff) the Cdn. Borrower and its officers, advisors and consultants have completed customary and reasonable financial, environmental, business and legal due diligence reviews of Allwaste and Serv Tech and their Subsidiaries and their respective businesses, operations, properties, financial condition and performance and are not aware of any fact or matter respecting any of the foregoing which (i) as a result of or in connection with the Allwaste Acquisition or the Serv Tech Acquisition, has any reasonable likelihood of having a Material Adverse Effect, or (ii) is otherwise of a nature which a reasonable Person would consider that a prudent and conscientious Person entering into an agreement such as this Agreement as an agent, a co-arranger or a lender would want to be made aware of; and

      (gg) (i) the revenue of each of the Restricted Subsidiaries listed in
               Schedule 26 (as such Schedule may have been amended as provided for in subsection 8.01(w) prior to the time this representation is given) and its

                                                                  SECTION 7.01

               Subsidiaries (other than Independent Subsidiaries) for the most recently completed four Financial Quarters was less than 1% of the aggregate revenue of all of the Restricted Parties for such four Financial Quarters;

          (ii) the book value of the property of each of the Restricted Subsidiaries listed in Schedule 26 (as such Schedule may have been amended as provided for in subsection 8.01(w) prior to the time this representation is given) and its Subsidiaries (other than Independent Subsidiaries) is less than 1% of the book value of all property of all of the Restricted Parties;

         (iii) no Restricted Subsidiary listed in Schedule 26 (as such Schedule may have been amended as provided for in subsection 8.01(w) prior to the time this representation is given) or any of its Subsidiaries owns, leases, licenses or otherwise holds any property which is material to the undertaking, business, operation or property of any Material Restricted Party;

          (iv) the aggregate revenue of all of the Restricted Subsidiaries listed in Schedule 26 (as such Schedule may have been amended as provided for in subsection 8.01(w) prior to the time this representation is given) and their Subsidiaries (other than Independent Subsidiaries) for the most recently completed four Financial Quarters was less than 15% of the aggregate revenue of all of the Restricted Parties for such four Financial Quarters; and

          (v) the book value of the property of all of the Restricted Subsidiaries listed in Schedule 26 (as such Schedule may have been amended as provided for in subsection 8.01(w) prior to the time this representation is given) and their Subsidiaries (other than Independent Subsidiaries) is less than 15% of the book value of all property of all of the Restricted Parties.

1.072   REPETITION OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties set out in Section 7.01 will be deemed to be repeated by each of the Borrowers as of the date of each request for new Accommodation by any Borrower (other than rollovers, renewals or conversions of Accommodation) except to the extent that on or prior to such date (a) the Cdn. Borrower has advised the Administrative Agent in writing of a variation in any such representation or warranty, and (b) if such variation in the opinion of the Required Lenders, acting reasonably, is material to the property, business, prospects or financial position of the Restricted Parties considered as a whole or could otherwise have a Material Adverse Effect, the Required Lenders have approved such variation.

                                                                    SECTION 8.01

                                 ARTICLE EIGHT

                                   COVENANTS
1.081 AFFIRMATIVE COVENANTS

     So long as this Agreement is in force and except as otherwise permitted by the prior written consent of the Required Lenders (or such greater threshold as may be provided for elsewhere in this Agreement), each of the Borrowers covenants and agrees that it will, and with respect to clauses (b), (c), (d),
(e), (f), (h), (j), (k), (l), (m), (n), (p), (t), (u) and (v) it will cause each of the other Restricted Parties to, and with respect to clauses (q) and
(r) it will cause each of the Independent Subsidiaries to:


    (a)  Financial Statements.  Furnish to the Administrative Agent:

            (i)    (x)  as soon as available, but in any event within 120 days after the end of each Financial Year a copy of the audited consolidated balance sheet of the Cdn. Borrower and its Subsidiaries as at the end of such Financial Year, together with the related audited consolidated statements of earnings, changes in financial position and shareholders' equity of the Cdn. Borrower and its Subsidiaries for such Financial Year, setting forth in each case in comparative form the figures for the previous Financial Year and reported on by Deloitte & Touche or any other independent internationally recognized firm of chartered accountants or certified public accountants;

                   (y) as soon as available, but in any event within 90 days after the end of each Financial Year (A) a copy of the unaudited consolidated balance sheet of the Cdn. Borrower and its Subsidiaries as at the end of such Financial Year, together with the related unaudited consolidated statements of earnings, changes in financial position and shareholders' equity of the Cdn. Borrower and its Subsidiaries for such Financial Year, setting forth in each case in comparative form the figures for the previous Financial Year and budgeted figures for such Financial Year and accompanied by an Officer's Certificate substantially in the form of
                        Schedule 21 stating that in such officer's opinion such financial statements present fairly the consolidated financial position of the Cdn. Borrower and its Subsidiaries as at the date of such statements and for the reporting period included in such statements, and
                        (B) a deconsolidation and

                                                                    SECTION 8.01
                        reconciliation of the financial statements referred to in clause (A) above deconsolidating and eliminating the balance sheet, income and cash flow effects from Persons which are not Restricted Parties and rendering the equivalent of the financial statements referred to in clause (A) above on a Modified Consolidated basis and in compliance with Section 1.03; and

                   (z) as soon as available, but in any event within 120 days after the end of each Financial Year a copy of the unaudited consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of such Financial Year, together with the related unaudited consolidated statements of earnings, changes in financial position and shareholders' equity of the U.S. Borrower and its Subsidiaries for such Financial Year, setting forth in each case in comparative form the figures for the previous Financial Year accompanied by an Officer's Certificate substantially in the form of
                        Schedule 21 stating that in such officer's opinion such financial statements present fairly the consolidated financial position of the U.S. Borrower and its Subsidiaries as at the date of such statements and for the reporting period included in such statements;

           (ii) as soon as available, but in any event not later than 60 days after the end of each of the first three Financial Quarters:

                   (x) (A) a copy of the unaudited consolidated balance sheet of the Cdn. Borrower and its Subsidiaries as at the end of such Financial Quarter, together with the related unaudited consolidated statements of earnings, changes in financial position and shareholders' equity of the Cdn. Borrower and its Subsidiaries for such Financial Quarter and the portion of the Financial Year through the end of such Financial Quarter, setting forth in each case in comparative form the figures for the previous Financial Year and the budgeted figures for such Financial Quarter and the portion of the Financial Year to the end of such Financial Quarter, and accompanied by an Officer's Certificate substantially in the form of
                        Schedule 21 stating that in such officer's opinion such financial statements present fairly the consolidated financial position of the Cdn. Borrower and its Subsidiaries as at the date of such statements and for the reporting period included in such statements (subject to normal year-end audit adjustments), (B) a deconsolidation and reconciliation of the financial statements referred to in clause (A) above deconsolidating and eliminating the

                                                                    SECTION 8.01
                        balance sheet, income and cash flow effects from Persons which are not Restricted Parties and rendering the equivalent of the financial statements referred to in clause (A) above on a Modified Consolidated basis and in compliance with Section 1.03, and (C) if such Financial Quarter is the Financial Quarter ending June 30, 1997, the June 30 Pro Forma Financial Statements; and

                   (y) a copy of the unaudited consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at the end of such Financial Quarter, together with the related unaudited consolidated statements of earnings, changes in financial position and shareholders' equity of the U.S. Borrower and its Subsidiaries for such Financial Quarter and the portion of the Financial Year through the end of such Financial Quarter, setting forth in each case in comparative form the figures for the previous Financial Year, and accompanied by an Officer's Certificate substantially in the form of Schedule 21 stating that in such officer's opinion such financial statements present fairly the consolidated financial position of the U.S. Borrower and its Subsidiaries as at the date of such statements and for the reporting period included in such statements (subject to normal year-end audit adjustments);

          (iii) as soon as available, but in any event not later than the earlier of 10 days after the date of approval thereof by the board of directors of the Cdn. Borrower and 60 days after the commencement of each Financial Year, a copy of the Modified Consolidated corporate budget (the "ANNUAL BUDGET") (both capital and operating) for the Restricted Parties for such Financial Year (including without limitation a summary of all proposed Capital Expenditures and Dispositions by division) as approved by the board of directors of the Cdn. Borrower setting forth the principal assumptions upon which such budget is based and which budget shall contain forecasted consolidated balance sheets, statements of earnings and statements of expenses for the Restricted Parties for the Financial Year covered by such budget and forecasted statements of changes in financial position for the Restricted Parties for the Financial Year covered by such budget, such budget to be in substantially the form of, and to contain summaries and information, and corporate and division financial information (including information respecting fixed assets and expenditures, Capital Expenditures, investments, intangible assets and bank position, debt and interest expense) as contained in the February, 1997 annual budget of the Cdn. Borrower; and

                                                                    SECTION 8.01

           (iv) as soon as available, but in any event not later than the date of the delivery of the Annual Budget for any Financial Year, an update of the five-year forecast for the Restricted Parties covering the Financial Year covered by such Annual Budget and the following four Financial Years, which five-year forecast shall be in substantially the form of, and to contain summaries and information, and corporate and division financial information (including information respecting fixed assets and expenditures, Capital Expenditures, investments, intangible assets and bank position, debt and interest expense) as contained in, the five-year forecast delivered by the Cdn. Borrower to the Co-Arrangers in connection with the initial syndication of the Credit.

         All financial statements will be prepared on a consolidated basis (or a Modified Consolidated basis, as the case may be) and in accordance with GAAP (containing any required reconciliations to show all amounts which for the purpose of this Agreement are to be determined in accordance with GAAP in effect on December 31, 1996 as so determined in accordance with GAAP in effect on such date). Audited financial statements required to be delivered pursuant to this Agreement will be complete and accompanied by a report of an independent auditor confirming that the audit was conducted in accordance with generally accepted auditing standards and confirming that in the auditor's opinion, such financial statements present fairly in all material respects the consolidated financial position of the Cdn. Borrower at the relevant date and the consolidated results of its operations and the consolidated changes in its financial position for the relevant period, in accordance with GAAP.

    (b)  Certificates; Other Information.  Furnish to the Administrative Agent:

            (i) concurrently with the delivery of the financial statements referred to in clauses 8.01(a)(i) and (ii), an Officer's Certificate of the Cdn. Borrower substantially in the form of
                   Schedule 21 stating that, to the best of such officer's knowledge, each of the Restricted Parties and the Independent Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in each of the Credit Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, such certificate to include calculations to evidence compliance with the financial covenants set forth in Section 8.03 and the Debt to EBITDA Pricing Adjustment Ratio applicable to the calculation of interest and fees pursuant to Article Three;

                                                                    SECTION 8.01

           (ii) concurrently with the delivery of the financial statements referred to in clauses 8.01(a)(i) and (ii), an Officer's Certificate of the Cdn. Borrower substantially in the form of
                   Schedule 22 respecting compliance by the Restricted Parties with Environmental Laws;

          (iii) concurrently with the delivery of the financial statements referred to in clause 8.01(a)(i), a copy of the annual environmental report respecting the Restricted Parties from an independent environmental consultant satisfactory to the Administrative Agent, acting reasonably, retained by the Restricted Parties;

           (iv) concurrently with the delivery of the financial statements referred to in clause 8.01(a)(i), certificates of all insurance referred to in subsection 8.01(e) (excluding any policies relating solely to automobile insurance) of each of the Restricted Parties in effect on the last day of the immediately preceding Financial Year;

           (v) within 10 Business Days of the granting of any material Permitted Lien, notice of such Permitted Lien and, promptly following any request from the Administrative Agent, such information relating to any Permitted Lien or Permitted Liens as the Administrative Agent may reasonably request;

           (vi) promptly, and in any event, within 5 Business Days after any Restricted Party (w) is notified by the Internal Revenue Service of its liabilities for the tax imposed by Section 4971 of the Code, for failure to make required contributions to a Pension Plan or Section 4975 of the Code, or penalties under Section 502(i) of ERISA for engaging in a prohibited transaction, (x) notifies PBGC of the termination of a defined benefit pension plan, if there are not, or may not be, sufficient assets to convert the plan's benefit labilities as required by Section 4041 of ERISA, (y) is notified by the PBGC of the institution of pension plan termination proceedings under Section 4042 of ERISA or that it has a material liability under Section 4063 of ERISA, or
                   (z) is notified that it has withdrawal liability under
                   Section 4202 of ERISA which is material, copies of the notice or other communication given or sent;

          (vii) within five Business Days after the same are sent, copies of all reports which any Restricted Party sends to its shareholders or partners which are material to the business, operations, property. condition or prospects, financial or otherwise, of either Borrower or any Restricted Subsidiary, and within five days after the same are filed, copies of all financial statements and copies of all reports, notices, news releases and other

                                                                    SECTION 8.01
                   documents, if any, which any Restricted Party may make to, or file with, any Governmental Authority (including any stock exchange or any federal, provincial or state securities commission or analogous Governmental Authority) and which reports, notices, news releases or other documents contain information, or relate to matters, which are material to the business, operations, property, condition or prospects (financial or otherwise) of either Borrower or any Restricted Subsidiary;

         (viii) promptly on entering into any definitive or final form of agreement respecting any Acquisition, any Disposition or any Additional Debt involving an amount (or in the case of a Disposition, an amount or property of a value) in excess of U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies), notice of such proposed Acquisition, Disposition or Additional Debt, as the case may be, and all pertinent information relative thereto and from time to time thereafter promptly all relevant information respecting any material developments relative to, and respecting the completion or closing of, such Acquisition, Disposition or Additional Debt, as the case may be;

           (ix) all other information with respect to the Restricted Parties and their respective property and the Independent Subsidiaries which may be requested from time to time by the Administrative Agent, acting reasonably, and which is available to the Restricted Parties; and

            (x) with each quarterly compliance certificate referred to in clause 8.01(b)(i), an updated report with supporting financial information confirming the status of all assurances and obligations referred to in clause (c)(i)(y) of the definition of Contingent Obligation, any proceedings or events respecting the demand, call or other event relative to such assurances and obligations and the basis on which such assurances and obligations would or would not be treated as a liability in accordance with GAAP and, promptly following any material change or development in the nature or status of any assurances or obligations referred to in clause (c)(i)(y) of the definition of Contingent Obligation which are in an amount in excess of U.S. $5,000,000 (or the Equivalent Amount in any other currency or currencies), an updated report confirming the status of such assurances or obligations, any proceedings or events respecting the demand, call or other event relative to such assurances or obligations and the basis on which such assurances or obligations would or would not be treated as a liability in accordance with GAAP.

                                                                    SECTION 8.01

    (c) Payment of Obligations. Pay, discharge or otherwise satisfy (i) in accordance with normal business practices in the case of trade payables, and (ii) at or before maturity or before they become delinquent, as the case may be, in the case of all of its other Debt and other material obligations of whatever nature, except when (x) the amount or validity thereof is currently being contested, (y) reserves in conformity with GAAP with respect thereto have been provided for in the Modified Consolidated financial statements of the Restricted Parties, and (z) the failure to pay the same would not have, or have any reasonable likelihood of having, a Material Adverse Effect.

    (d) Conduct of Business and Maintenance of Existence. Engage in business of the same general type as now conducted by it; carry on and conduct its business and operations in a proper, efficient and businesslike manner, in accordance with good business practice; preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have, or have any reasonable likelihood of having, a Material Adverse Effect.

    (e) Maintenance of Property and Insurance. Keep all property useful and necessary in its business in good working order and condition, normal wear and tear excepted; maintain with financially sound and reputable insurance companies insurance with respect to the conduct of its business and on all its property which meets the requirements of
         Schedule 23; and furnish to the Administrative Agent, upon written request, full information as to, and certified copies of all policies respecting, the insurance carried.

    (f) Inspection of Property: Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives and agents of the Administrative Agent and the Other Agents to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time, on reasonable notice and as often as may reasonably be desired, and to discuss the business, operations, property, condition and prospects (financial or otherwise) of the Restricted Parties with senior officers of the Restricted Parties and with their independent chartered accountants.

    (g)  Notices.  Promptly give notice to the Administrative Agent:

            (i)    of the occurrence of any Default or Event of Default;

                                                                    SECTION 8.01

           (ii)    of any:

                   (x) default or event of default under any Contractual Obligation of any Restricted Party; or

                   (y) litigation, investigation or proceeding which may exist or be threatened at any time between any Restricted Party and any Governmental Authority; or

                   (z)  any other event or circumstance;

                   which in any such case the Borrower considers has, or has any reasonable likelihood of having, a Material Adverse Effect;

          (iii) of any suit, litigation or other proceeding which is commenced or threatened against any Restricted Party which involves a claim in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), or in which any injunctive or similar relief is sought, and all material developments in respect thereof;

           (iv) the occurrence of the acceleration, default or demand pursuant to the terms of any Debt of any Restricted Party which is in the aggregate in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies);

            (v) any material default or event of default under any material Permitted Lien or any Debt secured by any material Permitted Lien;

           (vi) of the date on which any material contribution is required to be made to any Pension Plan under Section 302(f) of ERISA;

          (vii) of the institution of any steps by any Person to terminate any Pension Plan or Non-U.S. Pension Plan if such termination could give rise to any material liability on the part of any Restricted Party, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a lien for a material amount under section 302(f) of ERISA or the failure to make a required contribution to any Non-U.S. Pension Plan if such failure is sufficient to give rise to a lien or deemed trust for a material amount under Applicable Law, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Restricted Party furnish a bond or other security to the PBGC or such

                                                                    SECTION 8.01

                   Pension Plan, or that could have the result that any Restricted Party may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Pension Plan or any Non-U.S. Pension Plan or Non-U.S. Welfare Plan in addition to the liability that existed on the initial Borrowing Date pursuant to any such plan or plans, or the occurrence of any event with respect to any Pension Plan or Non-U.S. Pension Plan or Non-U.S. Welfare Plan which could result in the incurrence by any Restricted Party of any material liability, fine or penalty;

         (viii) of the occurrence of any event or circumstance which the Borrower considers has, or which has any reasonable likelihood of having, a Material Adverse Effect;

           (ix) any civil, criminal or regulatory proceedings or investigations which could give rise to a claim or claims individually in excess of U.S. $2,000,000 (or the Equivalent Amount in any other currency or currencies) or in the aggregate in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies) arising under, relating to or with respect to any Environmental Law or laws relating to occupational health and safety, including without limitation, any action request, control order, stop order or violation notice or breach of any certificate, approval, permit, consent, order or direction concerning the installation or operation of any machinery, equipment or facility constituting the property of the Cdn. Borrower or any of its Subsidiaries, or concerning any structure, activity or facility on or in any such property;

            (x) any material Release from the real property of the Cdn. Borrower or any of its Subsidiaries into the Natural Environment other than a Release which is not in violation in any material respect of Environmental Law; and

           (xi) if any Restricted Party learns that any Governmental Authority or any employee or agent thereof has determined, threatens to determine or requires an investigation to determine that there exists any material Release from the property of the Cdn. Borrower or any of its Subsidiaries into the Natural Environment other than a Release which is not in violation in any material respect of Environmental Law.

         Each notice pursuant to this subsection shall be accompanied by an Officer's Certificate of the Cdn. Borrower setting forth details of the occurrence referred to

                                                                    SECTION 8.01
         therein and stating the potential effect of such occurrence on the business, operations, property and financial condition of the Borrowers and the Restricted Subsidiaries and what action the Restricted Parties have taken and propose to take with respect thereto.

    (h) Permits and Requirements of Law. Obtain and maintain in effect all Permits which are material to the ownership and operation of its business and property from time to time, and comply in all material respects with the conditions of such Permits.

    (i) Use of Accommodation. Ensure that all proceeds of Accommodation are used only for the purposes expressly permitted by Section 2.02.

    (j) Environmental Clean-Up. Investigate and clean-up, as required by Applicable Laws (subject to the right of the Restricted Parties to dispute or contest interpretations of the Law provided that such dispute or contestation would not give rise to, and would not have any reasonable likelihood of giving rise to, a Material Adverse Effect), any Release of Contaminant from any of its properties or caused by it with the utmost care and due diligence and comply in all material respects with all material orders issued by any Governmental Authority with respect to the Natural Environment.

    (k) No Environmental Damage. Conduct its business and affairs in a manner consistent with that of a prudent and responsible resource recovery and industrial services company and at all times actively and diligently proceed to use its best efforts to comply with (and will comply in all material respects with) all Environmental Law and laws relating to occupational health and safety.

    (l)  Security.

            (i) Provide, and cause each other Restricted Party (other than Phencorp International Finance Inc.) to provide, to the Administrative Agent (on or prior to the Closing Date with respect to the Restricted Parties on such date and otherwise within 30 days of any Person becoming a Restricted Party (or such longer period as may be agreed to by the Administrative Agent where an auditor's report or confirmation may be required as a condition to the validity or enforceability of any such Security) or within 30 days following the date by which the quarterly compliance certificate for the Financial Quarter (or the Financial Year in the case of a 4th Financial Quarter) in which a Non Material Restricted Subsidiary becomes a Material Restricted Party is required to be delivered to the Administrative Agent, as the case may be), the Security (together with all

                                                                    SECTION 8.01
                   applicable security certificates and powers of attorney for all securities of all Material Restricted Parties to be pledged under such Security) required from time to time pursuant to Article Six in accordance with the provisions of such Article, accompanied by supporting resolutions, certificates and opinions in form and substance satisfactory to the Administrative Agent, acting reasonably;

           (ii) provide the Administrative Agent on a monthly basis, with all pertinent information, if any, required to update the information set forth in Schedule 16 and Schedule 18 and to ensure that all issued and outstanding shares of all Material Restricted Parties (other than the Cdn. Borrower) continue to be validly pledged to the Administrative Agent under the Security; and

          (iii) do, execute and deliver, and cause each of its Subsidiaries to do, execute and deliver, all such things, documents, security, agreements and assurances as may from time to time be requested by the Administrative Agent, acting reasonably, to ensure that the Administrative Agent holds at all times valid, enforceable, perfected first priority Security from the Restricted Parties meeting the requirements of Article Six.

    (m) Permitted Liens. Comply in all material respects with each agreement which constitutes a Permitted Lien and requires compliance therewith by a Restricted Party.

    (n) Appointment of Consultants. Allow the Administrative Agent on behalf of the Other Agents and the Lenders, with, prior to an Event of Default, the Cdn. Borrower's consent (such consent not to be unreasonably withheld or delayed), to appoint consultants or agents at any time to complete audits or to report on any other matter as may be deemed necessary by the Administrative Agent on behalf of the Other Agents and the Lenders (or any one of them), all at the Cdn. Borrower's expense.

    (o) Reserves for Environmental Liabilities. Review and evaluate on an ongoing basis, in consultation with its environmental consultants, the potential liability of the Restricted Parties under Environmental Law or otherwise relative to Environmental Activities and set and at all times maintain reserves on its financial statements for these liabilities based on, and in an amount at least equal to, the Cdn. Borrower's reasonable best estimate of the potential liability of the Restricted Parties relative to all such matters.

                                                                    SECTION 8.01

    (p) Payment of Taxes. Pay or cause to be paid all Taxes, government fees and dues levied, assessed or imposed on it or on all or any part of its property as and when the same become due and payable; provided that it may contest the payment of any such Taxes, fees or dues if it has maintained adequate reserves with respect thereto in accordance with GAAP.

    (q) Independent Subsidiaries - Delivery of Agreements. Cause each Independent Subsidiary (in the case of Independent Subsidiaries existing on the date of this Agreement, on or prior to the Closing Date, and in the case of Persons which become Independent Subsidiaries after the date of this Agreement, within 30 days of the date on which they become Independent Subsidiaries):

            (i) to execute and deliver to the Borrowers and the Administrative Agent a Corporate Separateness Covenant and Assurance Agreement and, if such Independent Subsidiary consents or is required to join in the filing of consolidated federal income tax returns in the United States of America with any one or more of the Restricted Parties, a Tax Sharing Agreement together in each case with such supporting certificates, resolutions, corporate documentation and legal opinions as the Administrative Agent, acting reasonably, may request with respect to such agreements; and

           (ii) to deliver, or cause to be delivered, to the Borrowers and to the Administrative Agent Non Recourse Acknowledgements and Undertakings from all material creditors of such Independent Subsidiary;

         and cause each Independent Subsidiary to observe, perform and comply with, in all material respects, its covenants, obligations and undertakings from time to time under its Corporate Separateness Covenant and Assurance Agreement and Tax Sharing Agreement.

    (r) Independent Subsidiaries - Conduct of Business. Cause each Independent Subsidiary to conduct its business and affairs without any Financial Assistance from any Restricted Party (except for Investments permitted under subsection 8.02(e) and Financial Assistance permitted under subsection 8.02(l)) and in a manner which, to the extent then possible under Applicable Law, would not result in the creditors of such Independent Subsidiary having any Recourse Against any Restricted Party for the debts, liabilities or obligations of such Independent Subsidiary to such creditors.

    (s) Expenses. Pay promptly all reasonable fees and disbursements (including sales tax, goods and services tax and harmonized sales and goods and services tax) incurred or paid by the Administrative Agent, the Other Agents or the Lenders in

                                                                    SECTION 8.01
         connection with the preparation, negotiation, execution, delivery, maintenance, administration, amendment and enforcement (including any workouts in connection with or in lieu of any enforcement), of the Credit Documents and any and all other documents contemplated by a Credit Document and in connection with the consummation of the transactions contemplated by the Credit Documents and each grant of Accommodation and in connection with the initial syndication of the Commitments and including without limitation, all court costs and all fees and disbursements of lawyers, auditors, consultants, accountants and environmental auditors and investigators. Such fees and disbursements (or if the exact amount thereof is undetermined at the time, a reasonable estimate thereof) may, without further direction of either Borrower be paid out of any grant of Accommodation under the Credit. Failure to deduct actual or estimated fees and disbursements in whole or in part as aforesaid will not reduce the Borrowers' liability therefor. The Administrative Agent will be entitled (but not obligated) at any time and from time to time to pay or satisfy any liability or obligation of a Borrower pursuant to any Credit Document or any document contemplated by a Credit Document and the Cdn. Borrower will, on request by the Administrative Agent, promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent to satisfy such liability or obligation or to enforce the rights of the Administrative Agent, any Other Agent or any Lender pursuant to any Credit Document which amounts will include all court costs, lawyers' fees, fees of auditors, consultants and accountants, environmental auditors and investigators and investigation expenses reasonably incurred by the Administrative Agent, any Other Agent or any Lender in connection with any such matters.

    (t) Further Assurances. At its expense, promptly following the request of the Administrative Agent, cure or cause to be cured all defects in the content, execution and delivery of any Credit Document and any other document arising from the Credit Documents. At its expense, promptly execute and deliver to the Administrative Agent, or cause to be executed and delivered to the Administrative Agent, on request by the Administrative Agent, all such other and further documents, agreements and instruments necessary to satisfy the obligations of the Restricted Parties under the Credit Documents or under any of the documents arising from the Credit Documents, to effect any registrations or filings required by the Administrative Agent or to obtain any consents required by the Administrative Agent.

    (u) Margin Stock. Take any and all actions as may be required to ensure that no securities pledged, or required to be pledged, pursuant to the Security shall constitute Margin Stock; provided that, in the case of a Two-Step Permitted Acquisition where the consummation of the tender offer portion thereof results in

                                                                    SECTION 8.01
         the acquisition of Margin Stock, the Margin Stock so acquired shall be pledged pursuant to the Security and (x) at the time of the consummation of any such tender offer and upon the occurrence of each Borrowing during any period that Accommodation is secured by Margin Stock, (i) it will take any and all actions as may be required, or as may be reasonably requested by the Administrative Agent, to establish compliance with Regulations G and U, (ii) the Borrowers shall deliver to each Lender a duly completed Form U-1 or G-3, as appropriate, referred to in Regulations U and G, and (iii) each Lender shall be able in good faith to complete such Form U-1 or G-3, as the case may be, showing that the Accommodation made available by the Lenders pursuant to this Agreement comply with Regulations U and G, including with respect to the collateral valuation requirements of such Regulations and (y) as promptly as practicable after the consummation of the back-end merger in respect of such Two-Step Permitted Acquisition and in any event within 30 days thereafter (or, if earlier, 30 days after the respective Target becomes a Wholly-Owned Restricted Party of a Borrower), the Borrowers will, and will cause the other Restricted Parties to, take any and all actions as may be required to ensure that no security acquired pursuant to such Two-Step Permitted Acquisition shall continue to, or at any time thereafter, constitute Margin Stock.

    (v) Acquisitions. Structure each Acquisition so that the purchasing or acquiring Restricted Party receives at the time of closing of such Acquisition a payout and discharge letter from all general bank, financial institution or credit providers (subject to Permitted Indebtedness allowed relative to such Acquisition pursuant to clause 1 of Schedule 7 and Permitted Liens allowed relative to such Acquisition pursuant to clause (s) of Schedule 6), execute and deliver, and cause to be executed and delivered, all Security required as a result of such Acquisition (including a pledge of the securities of any acquired Target and its Subsidiaries and guarantees and securities pledges from such Target and its Subsidiaries) within the time frames required under subsection 8.01(l), and cause the Permitted Indebtedness, if any, allowed under clause 1 of Schedule 7 relative to such Acquisition, and any Permitted Liens, if any, allowed under clause (s) of Schedule 6 relative to such Acquisition, to be repaid, released and discharged within the time frames required in such clauses.

    (w) Non Material Restricted Subsidiaries. Within 30 days following any Acquisition and within 30 days following the date by which the compliance certificate for the Financial Quarter (or Financial Year in the case of the 4th Financial Quarter) in which any one or more Restricted Subsidiaries listed in Schedule 26 (as such Schedule may have been amended prior to such time) cease to qualify as a Non Material Restricted Subsidiary is required to be delivered to the Administrative Agent, deliver to the Administrative Agent a draft revised Schedule 26 listing

                                                                    SECTION 8.01
         only Restricted Subsidiaries which would qualify as Non Material Restricted Subsidiaries under this Agreement, together with such supporting financial and other information and certificates as the Administrative Agent, acting reasonably, may require to confirm the same, which amended schedule, on delivery of written notice from the Administrative Agent to the Cdn. Borrower acknowledging acceptance of the same, shall become Schedule 26 for all purposes of this Agreement.

1.082 NEGATIVE COVENANTS
      ------------------

     So long as this Agreement is in force and except as otherwise permitted by the prior written consent of the Required Lenders (or such greater threshold as may be provided elsewhere in this Agreement), each of the Borrowers covenants and agrees that it will not, and that it will cause each of the other Restricted Parties not to, directly or indirectly:

    (a) Debt. Create, incur, assume or suffer or permit to exist any Debt except:

            (i) Debt owing to the Administrative Agent, the Other Agents or the Lenders under any Credit Document;

           (ii) Debt owing under Purchase Money Obligations in an amount not in excess of the amount of Purchase Money Obligations which may constitute Permitted Liens at any time as set forth in
                   Schedule 6;

          (iii) Debt owing under Capitalized Lease Obligations relating only to Rolling Stock and Debt owing under other Capitalized Lease Obligations (including any such Capitalized Lease Obligations under a sale and lease back transaction permitted under subsection 8.02(j)) in an amount not in excess of the amount of Capitalized Lease Obligations which may constitute Permitted Liens at any time as set forth in Schedule 6;

           (iv) Debt owing under operating leases arising as a result of a sale and lease back transaction relating only to Rolling Stock and Debt owing under operating leases arising under any other sale and lease back transactions permitted under subsection 8.02(j) in an amount not in excess of U.S. $70,000,000 (or the Equivalent Amount in any other currency or currencies) less the aggregate amount of Debt owing at such time under all Purchase Money Obligations and under all Capitalized Lease Obligations (other than Capitalized Lease Obligations relating only to Rolling Stock);

                                                                    SECTION 8.02

            (v) Debt owing under operating leases (other than those referred to in paragraph (iv) of this subsection) entered into in the ordinary course of business for the purpose of carrying on the same;


           (vi) Debt under Hedging Arrangements permitted under subsection 8.02(r);

          (vii)    Permitted Indebtedness; and

         (viii) subject to compliance with the provisions of Section 4.03, Additional Debt.

    (b) Liens. Create, incur, assume or suffer or permit to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for Permitted Liens.

    (c) Amalgamation, etc. Enter into any transaction of amalgamation or consolidation or merger or liquidate, wind-up or dissolve itself (or suffer any liquidation, winding-up or dissolution or any proceedings therefor) or continue itself under the laws of any other statute or jurisdiction, except that, subject to the Restricted Parties taking such action, and executing and delivering to the Administrative Agent such undertakings, certificates, agreements, opinions and other documents as the Administrative Agent, acting reasonably, may require to affirm and assure the continued validity, enforceability, effectiveness and priority of the Security and the continued validity, enforceability and effectiveness of the covenants, agreements and obligations of the Restricted Parties under the Credit Documents, and provided that no Default or Event of Default is then continuing or would be created thereby, any Wholly-Owned Restricted Party may be amalgamated or consolidated or merged or liquidated, wound-up or dissolved with or into a Borrower, provided that such Borrower shall be the continuing corporation, or with or into any one or more other Wholly-Owned Restricted Parties provided that if any such Restricted Party is a Material Restricted Party, a Material Restricted Party shall be the continuing corporation.

    (d) Dispositions of Property. Except as permitted by subsection 8.02(c), Dispose of, in one transaction or a series of transactions, all or any part of its property, whether now owned or hereafter acquired, except that:

            (i) each of the Restricted Parties may Dispose of, in the normal course of its business for the purpose of carrying on the same, for fair market value, in accordance with customary trade terms, any tangible property that would reasonably be considered to be the subject matter of sales by it in the normal course of its business for the purpose of carrying on the same, or

                                                                    SECTION 8.02
                   that is worn out, obsolete or no longer useful for the purpose of carrying on its business;

           (ii) any Restricted Subsidiary may Dispose of all or any of its property (upon voluntary liquidation or otherwise) to a Borrower or to any Wholly-Owned Restricted Party which has provided all Security required to be provided under this Agreement;

          (iii) the Restricted Parties may, so long as no Default or Event of Default is continuing or would be created thereby, provided that such Disposition would not have, or have any reasonable likelihood of having, a Material Adverse Effect, in addition to the other transactions permitted by this subsection (d), Dispose of property in any Financial Year (the "REFERENCE FINANCIAL YEAR") provided however that:

                   (x) on the Business Day following the date of the closing of any such Disposition an amount equal to that portion, if any, of the purchase price payable to the Restricted Parties under any such Disposition (the "DEEMED PROCEEDS OF DISPOSITION AMOUNT" relative to such Disposition) which is not Reinvested in the Restricted Parties on the date of the closing of such Disposition will be paid by the Borrowers to the Administrative Agent to repay Accommodation under the Credit as provided for in subsection 4.04(1); and

                   (y) on that date which is one year from and including the date of the closing of any such Disposition (the "ANNIVERSARY" of such Disposition) in respect of which the fair market value at the time of such Disposition of the property so Disposed of exceeds (the amount of such excess being the "DEEMED EXCESS PROCEEDS OF DISPOSITION AMOUNT" relative to such Disposition) the greater of (1) $0, and (2) U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies) less the fair market value of all other property of the Restricted Parties Disposed of prior to such time under this paragraph of this subsection during the Reference Financial Year:

                        (A) the limit of the Credit will be permanently reduced by an amount (the "PERMANENT DISPOSITION REDUCTION AMOUNT" relative to such Disposition) equal to the amount, if any, by which (X) the Deemed Excess Proceeds of Disposition Amount relative to such Disposition exceeds (Y) the amount, if any, which has been Reinvested in the

                                                                    SECTION 8.02

                             Restricted Parties from the date of the closing of such Disposition to the Anniversary of such Disposition and which has not previously been used in the calculation of the Permanent Disposition Reduction Amount relative to any other Disposition; and

                        (B) the Borrowers shall make such permanent repayments of Accommodation, if any, required under the provisions of subsection 4.04(2); and

           (iv) a Restricted Party may enter into an arrangement to factor or securitize accounts receivable or monetize inventory of such Restricted Party provided however that no Default or Event of Default has occurred and is continuing at the time of giving effect to, or would result from or be created by giving effect to, such arrangement and provided further that in connection with any such arrangement other than such an arrangement involving only Guarantor Subsidiaries:

                   (w) such arrangement is entered into with third parties on an arm's length basis on reasonable commercial terms consistent with those entered into by other Persons in similar transactions in the market place;

                   (x) the proceeds from such arrangement are used solely for the working capital purposes of the Restricted Parties;

                   (y) such arrangement is without any Recourse Against any Restricted Party; and

                   (z) the aggregate of (A) the face amount of all accounts receivable generated by the Restricted Parties and owned at any time by another Person or by other Persons under all such factoring or securitization arrangements, and
                        (B) the value (determined in accordance with GAAP in the same manner as used by the Restricted Parties to value their other inventory) of all inventory created or acquired by the Restricted Parties and owned or held at such time by another Person or by other Persons under all such monetization transactions, may not exceed U.S. $115,000,000 (or the Equivalent Amount in any other currency or currencies). For greater certainty there will not be included in calculating the amounts referred to in clauses (A) and (B) of this paragraph the face amount of accounts receivable generated by a Target or its

                                                                    SECTION 8.02

                        Subsidiaries prior to the date of the Acquisition of such Target by a Restricted Party and sold to another Person or Persons by such Target or its Subsidiaries prior to the date of such Acquisition under factoring or securitization arrangements entered into by such Target or its Subsidiaries prior to such date, or the value of inventory created or acquired by a Target or its Subsidiaries prior to the date of the Acquisition of such Target by a Restricted Party and sold to another Person or Persons by such Target or its Subsidiaries prior to the date of such Acquisition under monetization arrangements entered into by such Target or its Subsidiaries prior to such date, in each case provided that neither such arrangement nor such sale was entered into or effected in connection with, or in anticipation or contemplation of, such Acquisition.

    (e) Investments. Make any Investments in any one or more Persons who are not Wholly-Owned Restricted Parties which exceed, in the aggregate for all such Investments made after the date of this Agreement and all Financial Assistance given after the date of this Agreement as permitted under subsection 8.02(l) by all Restricted Parties, U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies).

    (f) Restricted Payments. Make any Restricted Payment, except that, so long as no Default or Event of Default is continuing (other than with respect to Restricted Payments which are in the form of management or consulting fees or bonuses payable to officers or directors of a Restricted Party in accordance with bona fide arrangements entered into in good faith in the ordinary course of business consistent with past practices, which may be paid in the circumstances provided for in paragraphs (i) and (ii) of this subsection although a Default or Event of Default may be continuing provided that amounts owing under this Agreement have not been accelerated at or prior to such time pursuant to Section 9.02) or would be created thereby:

            (i) any Wholly-Owned Restricted Party may pay Restricted Payments to a Borrower or to any other Wholly-Owned Restricted Party; and

           (ii) the Cdn. Borrower may make Restricted Payments at any time provided that:

                   (x) the sum of (A) all such Restricted Payments to be made at such time and (B) all Restricted Payments made on or after the date of this Agreement and prior to such time;

                                                                    SECTION 8.02
                   does not exceed

                   (y) 25% of cumulative Net Income for the period from January 1, 1997 to the date of the proposed payment of such Restricted Payment.

    (g) Transfers of Shares. Except for Dispositions which constitute a Disposition of all of the issued and outstanding shares of such Restricted Party held by the Restricted Parties and which is otherwise permitted under paragraph 8.02(d)(iii), Dispose of, or enter into any agreement to Dispose of, or grant any option respecting, any shares or other equity interest in any Restricted Party now or hereafter directly or indirectly held by any Restricted Party or in any other way permit any reduction in the direct or indirect voting interest, or the direct or indirect equity interest, of any Restricted Party in any other Restricted Party. For greater certainty, nothing in this subsection prohibits shareholders of the Cdn. Borrower from Disposing of any shares in the Cdn. Borrower held by them.

    (h) No Share Issuance. Except for the issue of common shares by the Cdn. Borrower, issue any securities unless the Person to whom such securities are issued is a Restricted Party and then only if (i) the issue of such securities would not result in any reduction in the direct or indirect voting interest, or the direct or indirect equity interest, of any Restricted Party in the Restricted Party issuing such securities, and (ii) if any of the securities of the issuing Restricted Party are pledged to the Administrative Agent under the Security, the additional securities so issued are validly pledged for the benefit of the Administrative Agent and the Lenders under the Security. Notwithstanding anything contained in this subsection, the Cdn. Borrower may issue common shares in its capital without the consent of the Lenders.

    (i) Transactions with Affiliates. Except as specifically permitted under this Agreement, enter into any transaction, including the purchase, Disposition of any property or the rendering of any services, with any Affiliate that is not a Wholly-Owned Restricted Party, or with any of its or their directors or officers, or enter into, assume or suffer to exist any employment, consulting or analogous agreement or arrangement with any such Affiliate or with any of its or their directors or officers, except a transaction or agreement or arrangement (i) which is in the ordinary course of business of such Restricted Party and which is upon fair and reasonable terms not less favorable to such Restricted Party than it would obtain in a comparable arm's-length transaction, and (ii) if the aggregate value of such transaction or agreement, or the property or services covered by such transaction or agreement, could reasonably be expected to exceed U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies), in respect of which such Restricted Party has first delivered a letter from an

                                                                    SECTION 8.02
         independent financial advisor acceptable to the Administrative Agent confirming to the satisfaction of the Administrative Agent, acting reasonably, the compliance of such transaction or agreement with the requirements of this subsection.

    (j) Sale and Leaseback. Enter into any arrangement with any Person providing for the leasing by any of the Restricted Parties, as lessee, of property which has been or is to be Disposed of by any Restricted Party to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or the lease obligation of any of the Restricted Parties provided that the Restricted Parties may enter into such a sale and lease back transaction provided that

            (i) no Default or Event of Default has occurred and is continuing at the time of, or would result from or be created by giving effect to, such transaction;

           (ii) the liabilities of the Restricted Parties under such transaction shall constitute Debt for the purposes of this Agreement; and

          (iii) in connection with any such transaction other than a sale and lease back of property consisting only of Rolling Stock and other than a sale of property from one Guarantor Subsidiary to another Guarantor Subsidiary and the lease of such property by the selling Guarantor Subsidiary from the buying Guarantor Subsidiary:

                   (x) the Disposition of the property subject to such transaction shall constitute a Disposition of property under paragraph 8.02(d)(iii) and the proceeds from such Disposition shall be applied as provided for in such paragraph and elsewhere in this Agreement; and

                   (y) the aggregate amount of the liabilities of the Restricted Parties under such transaction together with the aggregate amount of the liabilities of the Restricted Parties under all other such transactions may not at any time exceed U.S. $70,000,000 (or the Equivalent Amount in any other currency or currencies) less the aggregate amount at such time of all Debt under Purchase Money Obligations and all Debt under Capitalized Lease Obligations (other than Capitalized Lease Obligations relating only to Rolling Stock).

    (k)  Acquisitions.  Make any Acquisition unless:

            (i)    the Acquisition is in a Related Business;

                                                                    SECTION 8.02

           (ii) no Default or Event of Default has occurred and is continuing on the date of, or would occur as a result of giving effect to, such Acquisition; and

          (iii) if the cost (including assumption of Debt) for such Acquisition would exceed U.S. $150,000,000 (or the Equivalent Amount in any other currency or currencies) and the Cdn. Borrower does not have an Investment Grade Rating at the time of such proposed Acquisition, the Cdn. Borrower has delivered to the Co-Arrangers at least 5 Business Days prior to the closing of such Acquisition an Officer's Certificate in substantially the same form as Schedule 21 with pro forma financial information (which certificate will be distributed to the Lenders at least 5 Business Days (or such shorter period as may be practical having regard to the date on which the Co-Arrangers receive such certificate) prior to the closing of such Acquisition) confirming on a pro forma basis the continued compliance of the Restricted Parties (including the subject matter of such Acquisition) after giving effect to such Acquisition with the provisions of the Credit Documents.

         For greater certainty, the provisions of this subsection will not prohibit an Acquisition (including an Acquisition by an Independent Subsidiary) where such Acquisition is financed entirely (x) from, or from a combination of, the proceeds of a common share equity issue of the Cdn Borrower, sources other than Accommodation or the Restricted Parties or any of their property and any Investments permitted under subsection 8.02(e), (y) without any Financial Assistance from any of the Restricted Parties (other than Financial Assistance permitted under subsection 8.02(l)), and (z) without Recourse Against any of the Restricted Parties (other than pursuant to Financial Assistance permitted under subsection 8.02(l)).

    (l) Limitation of Financial Assistance. Provide any Financial Assistance to any one or more Persons which are not Wholly-Owned Restricted Parties which exceed, in the aggregate for all such Financial Assistance made after the date of this Agreement and all Investments given after the date of this Agreement as permitted under subsection 8.02(e) by all Restricted Parties, U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies); provided, however, that this limitation shall not apply to assurances or obligations of Restricted Parties which are excluded from the definition of Contingent Obligation pursuant to paragraph (c) of such definition.

    (m)  No Change of Fiscal Year.  Change its financial year end of December
         31.

                                                                    SECTION 8.02

    (n) No Hostile Take-Over Bids. Make any Hostile Take-Over Bid without the prior consent of all of the Lenders, after they have received and considered such information as they may request from the Cdn. Borrower.

    (o) No Change of Name. Change its name without 30 days prior written notice to the Administrative Agent.

    (p) No Breaches. Make any request for Accommodation which, if made, would result in the occurrence of a Default or an Event of Default, including a default in the Debt to EBITDA Covenant Ratio required to be maintained under Section 8.03.

    (q) Arrangements with Independent Subsidiaries. Except to the extent that the same constitutes an Investment permitted under subsection 8.02(e) or Financial Assistance permitted under subsection 8.02(l), provide any Financial Assistance to any Independent Subsidiary or take or fail to take any other action, or permit any Independent Subsidiary to take or fail to take any action, which could result in any creditor of an Independent Subsidiary having any Recourse Against any Restricted Party.

    (r) Hedging Arrangements. Enter into any Hedging Arrangement unless such Hedging Arrangement:

            (i) is designed to protect the Restricted Parties against fluctuations in currency exchange rates, interest rates or commodity prices; and

           (ii) has been entered into by such Restricted Party bona fide and in good faith in the ordinary course of its business for the purpose of carrying on the same and not for speculative purposes.


1.083  FINANCIAL COVENANTS
       -------------------

    So long as this Agreement is in force the Cdn. Borrower:

    (a) will ensure that the Interest Coverage Ratio is at all times greater than 3.5 to 1.0;

    (b)  will ensure that the Debt to EBITDA Covenant Ratio is at all times:

            (i) on or before December 31, 1998, equal to or less than 4.25 to 1.0;

           (ii) on or after January 1, 1999 and on or before December 31, 1999, equal to or less than 4.0 to 1.0; and

                                                                    SECTION 8.03

          (iii) on or after January 1, 2000, equal to or less than 3.75 to 1.0;

    (c) will ensure that the Fixed Charge Ratio is at all times equal to or greater than 1.25 to 1.0; and

    (d) will ensure that the Working Capital Ratio is at all times equal to or greater than 1.25 to 1.0.

1.084 INTERPRETATION OF CERTAIN COVENANTS
      -----------------------------------

     The specification in Article Three of interest rates and fees for a range which is different than the covenants set forth in Section 8.03, does not limit the extent of, or relieve the Borrowers from complying with, the covenants in this Agreement.


                                  ARTICLE NINE
                                  ------------

                               EVENTS OF DEFAULT
                               -----------------


1.091  EVENTS OF DEFAULT
       -----------------

    Any one or more of the following events will constitute an Event of Default:

    (a) Default in Principal. If a Borrower fails to repay any indebtedness on account of principal under the Credit when due under this Agreement.

    (b) Default in Interest, etc. If a Borrower fails to pay any interest, fees or other amount payable under any Credit Document (other than principal referred to in subsection 9.01(a)) within two Business Days of the due date thereof.

    (c) Certain Defaults under Credit Agreement. If a Borrower defaults in the performance or observance of any term, condition or covenant contained in Section 8.02 or Section 8.03.

    (d)  Other Defaults under Credit Documents.  Subject to subsections 9.01(a),
         (b) and (c), if a Restricted Party or any Independent Subsidiary defaults in the performance or observance of any term, condition or covenant contained in any Credit Document and, with respect to any covenant which is capable of being cured, such default continues for a period of 15 days or more after written notice of such default has been delivered by the Administrative Agent or the Required Lenders to the applicable Person (provided that the grace period can be abridged by the Administrative Agent or the Required Lenders with respect to any covenant

                                                                    SECTION 9.01
         for which the above referenced 15 day grace period is available if the Administrative Agent or the Required Lenders consider that the delay would impair the Security or if the nature or rank of the Security is being challenged).

    (e) Representations and Warranties. If any representation, warranty or statement made in any Credit Document or any certificate or other document delivered to the Administrative Agent, any Other Agent or any of the Lenders pursuant to this Agreement is untrue or incorrect in any material respect when made or when deemed to have been made.

    (f) Default under Other Agreements with Lenders. If a Restricted Party defaults in the performance or observance of any term, condition, representation or covenant contained in any Lender/Borrower Hedging Arrangement or in any other agreement between such Restricted Party and the Administrative Agent, any of the Other Agents or any of the Lenders or any of their respective Eligible Affiliates (other than the Credit Documents) after the expiry of any applicable grace periods.

    (g) Default in other Indebtedness. If there shall be outstanding any amount or amounts exceeding an aggregate of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies) in respect of which any one or more of the Restricted Parties shall have failed to make a payment when due and payable, or if any amount or amounts exceeding an aggregate of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies) shall have become due and payable by, or could then be declared by the Person to whom such amount is to be paid to be due and payable by, any one or more of the Restricted Parties prior to the stated maturity date thereof or prior to the regularly scheduled date for payment thereof as a result of any default or event of default (however described) or other failure by any one or more of the Restricted Parties to perform or observe any obligation or covenant.

    (h) Credit Documents. If any Credit Document or any part thereof shall, at any time after its respective execution and delivery and for any reason, cease in any way to be in full force and effect or if the Security or any part thereof shall, at any time after its execution and delivery and for any reason, cease to constitute a Lien of the nature and priority specified in or contemplated by this Agreement, and in either such case such event continues for a period of 15 days after notice thereof from the Administrative Agent or the Required Lenders to the Cdn. Borrower, or if the validity or enforceability of any Credit Document is disputed in any manner by any of the parties thereto other than the Administrative Agent and the Lenders;

                                                                    SECTION 9.01

    (i) Winding-up etc. If an order is made or an effective resolution passed for the winding-up, liquidation or dissolution of a Restricted Party, except to the extent permitted under subsection 8.02(c).

    (j) Voluntary Insolvency Actions. If any Restricted Party institutes proceedings for its winding up, liquidation or dissolution, or takes action to become a voluntary bankrupt, or consents to the filing of a bankruptcy proceeding against it, or files a proposal, a notice of intention to make a proposal, a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy law or any other similar applicable law or consents to the filing of any such petition, or consents to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of all or a substantial part of the property of any Restricted Party, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or commits any other act of bankruptcy, or suspends or threatens to suspend transaction of its usual business, or any action is taken by any Restricted Party in furtherance of any of the aforesaid.

    (k) Insolvency Proceedings. If a court having jurisdiction enters a decree or order adjudging any Restricted Party a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy law or any other similar applicable law, or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of all or a substantial part of the undertaking or property of any Restricted Party, or for the winding up, dissolution or liquidation of its affairs, is entered and such decree, order or petition is not contested and the effect thereof stayed, or any material part of the undertaking or property of any Restricted Party is sequestered or attached and is not returned to the possession of such Restricted Party or released from such attachment within 45 days thereafter.

    (l) Appointment of Receiver. If a receiver, manager, receiver and manager, trustee, custodian or other similar official is appointed in respect of any Restricted Party or any material part of its property.

    (m) Bankruptcy Statutes. If any proceeding, voluntary or involuntary, is commenced, or an order or petition is issued, respecting any Restricted Party pursuant to any statute relating to bankruptcy, insolvency, reorganization of debts, liquidation, winding-up or dissolution, including, without limitation, any proceedings, proposal, notice of intention to make a proposal, order or petition under the Bankruptcy and Insolvency Act (Canada), the United States Bankruptcy Code, the

                                                                    SECTION 9.01

         Company Creditors Arrangement Act (Canada), the Winding-up Act (Canada) or any similar legislation in any other jurisdiction.

    (n) Judgments. If a final judgment for an amount in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies) is rendered against a Restricted Party and, within 15 Business Days after entry thereof, such judgment has not been discharged or execution thereof stayed pending appeal or if, within 15 days after the expiration of any such stay, such judgment has not been discharged.

    (o) Encumbrances. If an encumbrancer takes possession of any property of one or more Restricted Parties the value of which in the opinion of the Required Lenders exceeds U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), or if a distress or execution or any similar process is levied or enforced against any property of one or more Restricted Parties, the value of which in the opinion of the Required Lenders exceeds U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), and such distress, execution or similar process remains unsatisfied for such period as would permit such property or any part thereof to be sold thereunder, provided that such possession or process has not been stayed and is not being contested in good faith by the applicable Restricted Party (or if contested in good faith is not dismissed within 45 days).

    (p) Cease to carry on Business. If a Restricted Party ceases or threatens to cease to carry on in the ordinary course its business or a substantial part thereof, except to the extent permitted under subsection 8.02(c).

    (q) Qualified Auditor's Report. If any report of the Cdn. Borrower's auditors contains any qualification which in the opinion of the Required Lenders relates to a matter which has a Material Adverse Effect.

    (r) Reorganization. If there is any reorganization of a Restricted Party and in consequence of such reorganization the applicable Restricted Party is not the surviving entity of such reorganization, or if there is any consolidation, merger or amalgamation of a Restricted Party with any other Person except to the extent permitted under subsection 8.02(c).

    (s) Material Adverse Effect. If, in the opinion of the Required Lenders (which opinion will be conclusive), any event occurs which has a Material Adverse Effect.

                                                                    SECTION 9.01

    (t) Change of Control of a Restricted Party. Except for Dispositions of shares of a Restricted Party permitted under subsection 8.02(g), if there occurs without the prior written consent of the Required Lenders, a change of control of a Restricted Party. For the purposes of this Agreement, there will be a "change of control" if:

            (i) with respect to any Restricted Party, there is a change of "control" as defined in the Business Corporations Act (Ontario); or

           (ii) with respect to the Cdn. Borrower, the nominees of any single Person (other than Allen Fracassi) or any single Person (other than Allen Fracassi) together with such Person's Associates and/or Affiliates comprise a majority of the board of directors of the Cdn. Borrower.

    (u) Pension Plans. If (i) any steps are instituted to terminate a Pension Plan or a Non-U.S. Pension Plan in whole or in part if as a result of such termination any Borrower could be required to make a contribution to such Pension Plan or Non-U.S. Pension Plan, or could incur a liability or obligation to such Pension Plan or Non-U.S. Pension Plan, in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies), or (ii) if a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a lien for an amount in excess of U.S. $2,000,000 (or the Equivalent Amount in any other currency or currencies) under section 302(f) of ERISA or if a contribution failure occurs with respect to any Non-U.S. Pension Plan sufficient to give rise to a lien or a deemed trust for an amount in excess of U.S. $10,000,000 (or the Equivalent Amount in any other currency or currencies) under Applicable Law or, (iii) if,

         (x) a Pension Plan has an Unfunded Current Liability, there is any withdrawal liability of a Restricted Party or any ERISA Affiliate to any Pension Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), any Restricted Party has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) or Non-U.S. Welfare Plan that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Pension Plans or Non-U.S. Pension Plans, and a condition exists or an event or transaction may occur with respect to any Pension Plan or Non-U.S. Pension Plan or Non-U.S. Welfare Plan; and

         (y) there shall result from any such condition, event or events the imposition or the granting of a Lien, or a liability or a material risk of incurring a liability; and

                                                                    SECTION 9.01

         (z) such Lien, or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect.

1.092 REMEDIES
      --------

     (1) Upon the occurrence of any Event of Default, and at any time thereafter if the Event of Default shall then be continuing, the Administrative Agent with the consent of the Required Lenders may, and upon written request by the Required Lenders shall, take any or all of the following actions: (i) by written notice to the Cdn. Borrower declare all principal amounts with respect to Accommodation, all amounts payable with respect to outstanding Bankers' Acceptances and BA Equivalent Notes as provided for in subsection 2.05(8), all amounts payable with respect to outstanding Letters of Credit as provided for in subsection 2.06(5), and all accrued interest, fees and other amounts hereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (ii) by written notice to the Cdn. Borrower declare the Credit and the Commitments to be terminated, whereupon the same shall terminate immediately and all standby fees, availment fees and other amounts accrued under the Credit Documents shall immediately become due and payable without any further notice of any kind; provided however that if an Event of Default described in subsections 9.01(i), (j), (k), (l) or (m) and relative to either Borrower shall occur, the result which would otherwise occur only on the giving of notice by the Administrative Agent to the Cdn. Borrower as specified in clauses (i) and (ii) above shall occur automatically without the giving of any such notice; (iii) realize upon the Security and any other security applicable to the liability of any of the Restricted Parties under the Credit Documents; and (iv) without limitation, exercise any other action, suit, remedy or proceeding authorized or permitted by any Credit Documents or any other agreement, at law, in equity, under statute or otherwise.

     (2) If any Restricted Party shall fail to comply with any covenant contained in any Credit Document that is applicable to it, the Administrative Agent may satisfy the obligations of such Restricted Party with respect to such covenant, and all costs and expenses thereby incurred by or on behalf of the Administrative Agent shall be reimbursed by the Borrowers to the Administrative Agent immediately.

1.093 BENEFIT OF SECURITY; SET-OFF; SHARING OF PAYMENTS.
      --------------------------------------------------

     (1) Subject to subsection 9.03(5), all Security shall be held for the Rateable benefit of the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates (collectively the "SECURED PARTIES"), and all proceeds from the Security which are distributable to the Secured Parties shall be applied for the Rateable benefit of the Secured Parties irrespective of any priority to which any Secured Party may otherwise be entitled. Notwithstanding the foregoing or any other provision of any of the Credit Documents or the Lender/Borrower

                                                                    SECTION 9.03

Hedging Arrangements (collectively the "SECURED PARTY DOCUMENTS"), if there shall exist at any time any amount payable by any Secured Party to any other Secured Party pursuant to any provision of any Secured Party Document, then such amount shall be taken into account when calculating, and an appropriate portion of such amount shall be paid from, any proceeds of Security otherwise payable to such first Secured Party.

     (2) Each Borrower agrees that, upon the occurrence of an Event of Default, in addition to (and without limitation of) any right of set-off, bankers' lien, counterclaim or other right or remedy that any Secured Party may otherwise have, each Secured Party shall be entitled, at its option, but subject to subsection 9.03(3), to offset any and all balances held by it for the account of such Borrower at any of its offices or branches, in any currency, against any and all amounts owed by such Borrower to such Secured Party under any Secured Party Document (regardless of whether any such balances are then due or payable to such Borrower), in which case such Secured Party shall promptly notify such Borrower and the Administrative Agent thereof; provided that such Secured Party's failure to give any such notice shall not affect the validity thereof. Any Person purchasing an interest in the obligations of any Borrower as contemplated by subsection 9.03(3) may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such interest as fully as if such obligations had been originally incurred to such Person and such Person were the holder thereof.

     (3) Each Secured Party (a "SURPLUS SECURED PARTY") that receives any payment or recovery (except (i) interest and fees paid as required pursuant to the Credit Documents prior to the acceleration of any payment or the termination of the Credit and the Commitments pursuant to Section 9.02, (ii) payments made in accordance with subsections 8.01(s) or 9.02(2) or Articles Four or Five prior to the acceleration of any payment or the termination of the Credit and the Commitments pursuant to Section 9.02 (including any prepayment of any or all amounts owing under the Credit Documents prior to the Maturity
Date), (iii) payments made by a Borrower to a Secured Party under a Lender/Borrower Hedging Arrangement between such Borrower and such Secured Party, in accordance with the provisions of such Hedging Arrangement, prior to the acceleration of any payment or the termination of the Credit and the Commitments pursuant to Section 9.02, and (iv) any payment pursuant to this subsection 9.03(3)) from, or from the property of, any Restricted Party in respect of any obligation of a Restricted Party to such Secured Party under any Secured Party Document (whether by voluntary payment, by realization of any security held by such Secured Party, by exercise of a right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any of the Secured Party Documents, by reason of any priority afforded in any insolvency proceeding, or otherwise) in an amount which, relative to the corresponding amounts received by the other Secured Parties (the "DEFICIENT SECURED PARTIES"), is a greater proportion than the proportion which the obligations of such Borrower to the Surplus Secured Party under the Secured Party Documents bears to the obligations of such Borrower to the Deficient Secured Parties under the Secured Party Documents immediately prior to such receipt (in each case without regard to any Excess Amounts as defined in subsection 9.03(5)), the Surplus Secured Party shall purchase for cash

                                                                    SECTION 9.03
from the Deficient Secured Parties, without recourse, an interest in the obligations of the Restricted Parties to the Deficient Secured Parties under the Secured Party Documents in such amount as shall result in a Rateable participation (subject to subsection 9.03(5)) by all of the Secured Parties in the obligations of the Restricted Parties to all of the Secured Parties under the Secured Party Documents (provided that, to the extent that the Secured Parties determine that the same is practicable, any such purchase will be structured to minimize any increase of the amount for which any Borrower is liable in respect of Taxes pursuant to Section 5.03 and, if requested by the Administrative Agent, any such purchase shall be accompanied by an indemnity in favour of the Administrative Agent for any liability which the Administrative Agent may incur to any Governmental Authority in connection with any such increased Taxes for which any Restricted Party becomes liable pursuant to
Section 5.03); provided, however, that if the Surplus Secured Party is thereafter required to relinquish all or any portion of such excess payment or recovery to any Person (other than to the Deficient Secured Parties as provided herein), such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Administrative Agent, upon consultation with the applicable Secured Parties, shall have the power to settle any documentation required to evidence any such purchase or restoration and, if deemed advisable by the Administrative Agent, to execute any document as attorney for any Secured Party in order to complete any such purchase or restoration. The Borrowers acknowledge that the foregoing arrangements are to be settled by the Secured Parties among themselves, and the Borrowers expressly consent to the foregoing arrangements among the Secured Parties.

     (4) Nothing contained in the Secured Party Documents shall require any Secured Party to exercise any right, or shall affect the right of any Secured Party to exercise and retain the benefits of exercising any right, with respect to any indebtedness or obligation of any of the Borrowers existing otherwise than pursuant to the Secured Party Documents.

     (5) Notwithstanding any other provisions of any of the Secured Party Documents, the aggregate amount (the "EXCESS AMOUNT") of any obligations owing by the Borrowers to a Secured Party under a Tranche on the date of any acceleration under Section 9.02 which are in excess of such Secured Party's Commitment under such Tranche at such time shall not, as among the Secured Parties, be treated as outstanding Accommodation from such Secured Party for the purpose of determining the Secured Party's Rateable entitlement to proceeds from the Security or other enforcement proceedings, with the intent that proceeds from Security and from any other enforcement proceedings shall be distributed first to the Secured Parties Rateably only on the basis of outstanding Accommodation and other amounts ("PRIOR AMOUNTS") owing under the Secured Party Documents which are not Excess Amounts and second, only after payment of all such Prior Amounts (and all interest, fees and other amounts payable relative to such Prior Amounts), Rateably to the Secured Parties on the basis of all Excess Amounts.

                                                                    SECTION 9.04
                                     - 137 -


1.094 REMEDIES CUMULATIVE
      -------------------

     The rights and remedies of the Administrative Agent, the Other Agents and the Lenders under the Credit Documents are cumulative and in addition to and not in substitution for any rights or remedies provided by any other agreement, at law, in equity, under statute or otherwise.

1.095 APPROPRIATION OF MONEYS RECEIVED
      --------------------------------

     Each of the Administrative Agent, the Other Agents and the Lenders may from time to time when an Event of Default has occurred and is continuing, but subject to subsection 9.03(3), appropriate any moneys received by it from the Restricted Parties or from any security held by such Person in or toward payment of such of the obligations of the Borrowers or any other Restricted Party under the Credit Documents as such Person in its sole discretion may see fit.

1.096 NON-MERGER
      ----------

     The taking of a judgment or judgments or any other action or dealing whatsoever by the Administrative Agent, any Other Agent or any Lender in respect of the Security will not operate as a merger of any indebtedness or liability of either of the Borrowers to the Administrative Agent, any Other Agent or any of the Lenders or in any way suspend payment or affect or prejudice the rights, remedies and powers, legal or equitable, which the Administrative Agent, any Other Agent or any Lender may have in connection with such liabilities and the surrender, cancellation or any other dealings with any security for such liabilities will not release or affect the liability of either of the Borrowers or any other Restricted Party under any of the Credit Documents or any security held by or on behalf of the Administrative Agent, the Other Agents and the Lenders.


                                  ARTICLE TEN
                                  -----------

                       CONDITIONS PRECEDENT TO BORROWINGS
                       ----------------------------------

1.101 CONDITIONS PRECEDENT TO THE INITIAL BORROWING
      ---------------------------------------------

     No Lender shall be obliged to make available any Accommodation under the initial Borrowing under the Credit unless all of the following have occurred and/or are true:

    (a) The Administrative Agent shall have received the relevant Notice of Borrowing.

    (b) The Administrative Agent shall have received the Security, which shall have been duly registered and filed, and have the priority, as required by Article Six and all necessary third party consents relative to the issuance of the Security.

                                                                   SECTION 10.01
                                    - 138 -





    (c) The Administrative Agent shall have received a Corporate Separateness Covenant and Assurance Agreement and, with respect to Independent Subsidiaries which has consented or is required to join in the filing of consolidated federal income tax returns in the United States of America with one or more Restricted Parties, a Tax Sharing Agreement duly authorized, executed and delivered by each of the Independent Subsidiaries and shall have received a duly executed Non Recourse Acknowledgement and Undertaking from each material creditor of an Independent Subsidiary specified by the Co-Arrangers.

    (d) There shall exist no Default or Event of Default on the initial Borrowing Date and the completion of the Allwaste Acquisition, the Serv Tech Acquisition, and the applicable Borrowing would not result in the occurrence of a Default or an Event of Default, and each Borrower shall have delivered to the Administrative Agent an Officer's Certificate to such effect.

    (e) All representations and warranties contained in Article Seven (applied as if Allwaste and its Subsidiaries and Serv Tech and its Subsidiaries were Restricted Parties at such time) shall be true on and as of the initial Borrowing Date with the same effect as if such representations and warranties had been made on and as of the initial Borrowing Date, and each Borrower shall have delivered to the Administrative Agent an Officer's Certificate to such effect.

    (f) The Administrative Agent and the Lenders shall have received such financial and other information relating to the Restricted Parties and the Allwaste Acquisition and the Serv Tech Acquisition, as they shall have reasonably requested.

    (g) The Administrative Agent shall have received certified copies of, or certificates of insurance for, all insurance maintained by the Restricted Parties, Allwaste and its Subsidiaries and Serv Tech and its Subsidiaries, and such insurance shall comply with the requirements of the Credit Documents.

    (h) Except for any Permitted Indebtedness, the Existing Bank Debt shall be repaid in full, and the Existing Philip Bank Credit Agreement and the Existing Allwaste and Serv Tech Credit Agreements shall be cancelled, simultaneously with the obtaining of the initial Borrowing.

    (i) Each Borrower shall have paid to each of the Administrative Agent, the Other Agents and the Lenders all fees and other amounts which shall have become due and payable by it to the Administrative Agent or such Lender on or prior to the initial Borrowing Date and shall have paid all fees payable to the advisors of the Administrative Agent and the Lenders.

                                                                   SECTION 10.01

    (j) All Liens over any property of any of the Restricted Parties and Allwaste and its Subsidiaries, and if the Serv Tech Acquisition has closed prior to such time or is closing at such time Serv Tech and its Subsidiaries, other than Permitted Liens, shall have been released and discharged or the Co-Arrangers shall have received undertakings and assurances satisfactory to them respecting the release and discharge of all such Liens.

    (k) The following documents in form, substance and execution acceptable to the Administrative Agent shall have been delivered to the Administrative Agent:

            (i) a certified copy of the constating documents and by-laws of each Material Restricted Party (including Allwaste and Serv Tech and those of their respective Subsidiaries which would constitute Material Restricted Parties), and of all corporate proceedings taken and required to be taken by each Material Restricted Party (including Allwaste and Serv Tech and those of their respective Subsidiaries which would constitute Material Restricted Parties), to authorize the execution and delivery of the Credit Documents to which it is a party and the performance of the transactions by it contemplated in such Credit Documents;

           (ii) a certificate of incumbency for each Restricted Party (including Allwaste and Serv Tech and those of their respective Subsidiaries which would constitute Material Restricted Parties) setting forth specimen signatures of the persons authorized to execute the Credit Documents to which it is a party;

          (iii) a certificate of status or certificate of good standing, as the case may be, for each Material Restricted Party (including Allwaste and Serv Tech and those of their respective Subsidiaries which would constitute Material Restricted Parties);

           (iv) the opinion of counsel for each of those Material Restricted Parties (including Allwaste and Serv Tech and those of their respective Subsidiaries which would constitute Material Restricted Parties) designated by the Co-Arrangers as material, such opinion to be in form and substance satisfactory to the Lenders;

            (v) the opinion of Canadian counsel for the Administrative Agent and the Lenders, in form and substance satisfactory to the Lenders;

           (vi) an environmental compliance certificate from the Cdn. Borrower's Executive Vice-President, Corporate and Regulatory Affairs;

                                                                   SECTION 10.01

          (vii) the most recent annual audit (and any subsequent addendums) from the Cdn. Borrower's independent environmental auditor;

         (viii) an Officer's Certificate of the Cdn. Borrower, together with pro forma financial statements and other information in form and detail satisfactory to the Required Lenders, giving effect to the Allwaste Acquisition, the Serv Tech Acquisition and the initial Borrowing hereunder and confirming the interest and fee pricings under Article Three, and compliance with the financial covenants under Section 8.03, after giving effect to the Allwaste Acquisition and the Serv Tech Acquisition, and such initial Borrowing; and

           (ix) such other documents relative to the Credit Documents, the transactions contemplated in the Credit Documents and the Allwaste Acquisition, and the Serv Tech Acquisition, as the Administrative Agent and the Lenders may reasonably require.

    (l) The Allwaste Acquisition shall have closed, or shall close concurrently with such Borrowing, on terms and conditions satisfactory to the Administrative Agent and the Lenders.

    (m) If the Serv Tech Acquisition has been completed prior to, or is completed concurrently with, such Borrowing, such Acquisition shall have been completed on the terms and conditions set forth in the Serv Tech Agreement and Plan of Merger.

    (n) The Restricted Parties and Allwaste will have obtained all required consents and approvals to the completion of the Allwaste Acquisition including without limitation any required consents and approvals under existing Applicable Law and from all applicable Governmental Authorities all of which shall be in full force and effect and in good standing.

    (o) The Borrowers shall have executed and delivered an agency fee letter to the Administrative Agent in form and substance satisfactory to the Administrative Agent.


    (p) There shall not be instituted or pending any action, proceeding or application before or by any Governmental Authority or any other Person
         (i) challenging the Allwaste Acquisition which is effective to restrain, prohibit or delay the Allwaste Acquisition, or (ii) which in the opinion of the Required Lenders, acting reasonably, has a reasonable likelihood of having a Material Adverse Effect.

                                                                   SECTION 10.01

    (q) The Co-Arrangers shall have received, reviewed and indicated their satisfaction with the Cdn. Borrower's current 5 year financial forecast.

    (r) The initial Borrowing shall have taken place on or before August 31, 1997.

1.102 CONDITIONS PRECEDENT TO SUBSEQUENT BORROWINGS
      ---------------------------------------------

    No Lender shall be obliged to make available any subsequent Accommodation under the Credit unless all of the following have occurred and/or are true:

    (a) The Administrative Agent shall have received the relevant Notice of Borrowing (other than with respect to Borrowings under an Operating Line which shall be subject to such notice requirements as may have been agreed to by the Cdn. Borrower and the Cdn. Operating Lender and by the U.S. Borrower and each of the U.S. Operating Lenders).

    (b) There shall exist no Default or Event of Default on the applicable Borrowing Date and the applicable Borrowing would not result in the occurrence of a Default or an Event of Default, and the applicable Borrower shall have delivered to the Administrative Agent, if so requested by the Administrative Agent, an Officer's Certificate to such effect.

    (c) After giving effect to the applicable Borrowing the Borrowers will continue to be in compliance with the Debt to EBITDA Covenant Ratio requirements set forth in Section 8.03, and the applicable Borrower shall have delivered to the Administrative Agent, if so requested by the Administrative Agent, an Officer's Certificate to such effect.

    (d) The representations and warranties contained in Article Seven as the same may have been modified prior to such time as provided for in
         Section 7.02 shall be true on and as of the applicable Borrowing Date with the same effect as if such representations and warranties had been made on and as of the applicable Borrowing Date, and the applicable Borrower shall have delivered to the Administrative Agent, if so requested by the Administrative Agent, an Officer's Certificate to such effect.

    (e) All conditions specified in Section 10.01, to the extent not previously satisfied for any reason, shall have been satisfied.

    (f) All conditions required to be complied with by the applicable Borrowing Date pursuant to any undertakings delivered to the Administrative Agent by a

                                                                   SECTION 10.02

         Restricted Party on the Closing Date or in connection with the initial Borrowing shall have been satisfied and fulfilled.

    (g) If at the time of such Borrowing any Margin Stock is pledged or required to be pledged pursuant to the Security, all actions required to be taken pursuant to subsection 8.01(u) shall have been taken to the reasonable satisfaction of the Administrative Agent.


                                 ARTICLE ELEVEN
                                 --------------

                   THE ADMINISTRATIVE AGENT AND OTHER AGENTS
                   -----------------------------------------

1.111 APPOINTMENT
      -----------

     The Lenders, the Other Agents and their Eligible Affiliates hereby appoint Canadian Imperial Bank of Commerce to act as their administrative agent as herein specified and, except as may be specifically provided to the contrary herein, each of the Lenders hereby irrevocably authorizes Canadian Imperial Bank of Commerce, as the agent of such Lender, to take such action on its behalf under or in connection with the Credit Documents and to exercise such powers thereunder as are delegated to the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto which it may be necessary for the Administrative Agent to exercise in order that the provisions of the Credit Documents are carried out. The Lenders hereby acknowledge and agree that the Administrative Agent is the holder of an irrevocable power of attorney from the Lenders for the purpose of holding any of the Security or any other security granted by any Person with respect to the liabilities of the Restricted Parties under the Credit Documents, and the Administrative Agent hereby agrees to act in such capacity. The Lenders hereby designate Bankers Trust Company to act as the Syndication Agent, Canadian Imperial Bank of Commerce and Bankers Trust Company to act as Co-Arrangers and Dresdner Kleinwort Benson and Royal Bank of Canada to act as Documentation Agents, in each case to act in such capacities as specified in this Agreement and in the other Credit Documents. The Administrative Agent and each Other Agent may perform any of its duties under the Credit Documents by or through its agents. The Restricted Parties shall not be concerned to enquire whether the powers which the Administrative Agent is purporting to exercise have become exercisable or otherwise as to the propriety or regularity of any other action on the part of the Administrative Agent, and accordingly insofar as the Restricted Parties are concerned the Administrative Agent shall for all purposes hereof be deemed to have authority from the Lenders to exercise the powers and take the actions which are in fact exercised and taken by it.

                                                                   SECTION 11.02

1.112 INDEMNITY FROM LENDERS
      ----------------------

     The Lenders, the Other Agents, the Administrative Agent and their Eligible Affiliates agree to Rateably indemnify the Administrative Agent and the Other Agents (to the extent that such Person is not promptly reimbursed by the Borrowers on demand) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any nature or kind whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in its capacity as administrative agent hereunder or any Other Agent in its capacity as an Other Agent hereunder which in any way relate to or arise out of the Credit Documents or any action taken or omitted by such Person in such capacity under the Credit Documents; provided that no Lender or Eligible Affiliate shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which result from such Person's gross negligence or wilful misconduct. Without limitation, each Lender, each Other Agent and each of their Eligible Affiliates agrees to reimburse the Administrative Agent promptly upon demand for its Rateable share of out-of-pocket expenses (including the fees and disbursements of counsel) incurred by the Administrative Agent in connection with the preparation of the Credit Documents and the determination or preservation of any rights of the Administrative Agent, the Other Agents, the Lenders or their respective Eligible Affiliates under, or the enforcement of, or legal advice in respect of rights or responsibilities under, the Credit Documents, to the extent that the Administrative Agent is not promptly reimbursed for such expenses by the Borrowers on demand.

1.113 EXCULPATION
      -----------

     None of the Administrative Agent or any Other Agent shall have any duties or responsibilities except those expressly set forth in the Credit Documents. None of the Administrative Agent, any Other Agent nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted to be taken under or in connection with the Credit Documents, unless such act or omission constitutes gross negligence or wilful misconduct. The duties of the Administrative Agent and the Other Agents shall be mechanical and administrative in nature; none of the Administrative Agent or any Other Agent shall have by reason of the Credit Documents a fiduciary relationship with any Lender and nothing in the Credit Documents, express or implied, is intended to or shall be construed as to impose upon the Administrative Agent or any Other Agent any obligation except as expressly set forth therein. None of the Lenders shall have any duties or responsibilities to any of the other Lenders except as expressly set forth in the Credit Documents. None of the Administrative Agent or any Other Agent shall be responsible for any recitals, statements, representations or warranties in any of the Credit Documents or which may be contained in any other document subsequently received by the Administrative Agent, any Other Agent or the Lenders from or on behalf of any Restricted Party or any Independent Subsidiary or for the authorization, execution, effectiveness, genuineness, validity or enforceability of any of

                                                                   SECTION 11.03
the Credit Documents, and none of the Administrative Agent or any Other Agent shall be required to make any inquiry concerning the performance or observance by any Restricted Party or any Independent Subsidiary of any of the terms, provisions or conditions of any of the Credit Documents. Each of the Lenders severally represents and warrants to the Administrative Agent and the Other Agents that it has made and will continue to make such independent investigation of the financial condition and affairs of the Restricted Parties as such Lender deems appropriate in connection with its entering into of any of the Credit Documents and the making and continuance of any Accommodation hereunder, that such Lender has and will continue to make its own appraisal of the credit worthiness of the Restricted Parties and that such Lender in connection with such investigation and appraisal has not relied upon any information provided to such Lender by the Administrative Agent or by any Other Agent.

1.114 RELIANCE ON INFORMATION
      -----------------------

     The Administrative Agent and each Other Agent shall be entitled to rely upon any writing, notice, statement, certificate, facsimile, telex or other document or communication believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and, with respect to all legal matters pertaining to the Credit Documents and its duties thereunder, upon the advice of counsel selected by it.

1.115 KNOWLEDGE AND REQUIRED ACTION
      -----------------------------

     None of the Administrative Agent nor any Other Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than the non-payment of any principal, interest or other amount to the extent the same is required to be paid to the Administrative Agent for the account of the Lenders) unless the Administrative Agent or such Other Agent has received notice from a Lender or a Borrower specifying such Default or Event of Default and stating that such notice is given pursuant to this Section. In the event that the Administrative Agent receives such a notice, it shall give prompt notice thereof to the Lenders, and shall also give prompt notice to the Lenders of each non-payment of any amount required to be paid to the Administrative Agent for the account of the Lenders. The Administrative Agent shall, subject to Section 11.06, take such action with respect to such Default or Event of Default as shall be directed by the Lenders in accordance with this Article; provided that, unless and until the Administrative Agent shall have received such direction the Administrative Agent may, but shall not be obliged to, take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders; and provided further that the Administrative Agent in any case shall not be required to take any such action which it determines to be contrary to the Credit Documents or to any Applicable Law.

                                                                   SECTION 11.06

1.116 REQUEST FOR INSTRUCTIONS
      ------------------------

     The Administrative Agent may at any time request instructions from the Lenders with respect to any actions or approvals which, by the terms of any of the Credit Documents, the Administrative Agent is permitted or required to take or to grant, and the Administrative Agent shall be absolutely entitled to refrain from taking any such action or to withhold any such approval and shall not be under any liability whatsoever as a result thereof until it shall have received such instructions from the Lenders. No Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under the Credit Documents in accordance with instructions from the Lenders or the Required Lenders, as applicable. The Administrative Agent shall in all cases be fully justified in failing or refusing to take or continue any action under the Credit Documents unless it shall have received further assurances to its satisfaction from the Lenders and their Eligible Affiliates of their indemnification obligations under Section 11.02 against any and all liability and expense which may be incurred by it by reason of taking or continuing to take such action, and unless it shall be secured in respect thereof as it may deem appropriate.

1.117 EXCHANGE OF INFORMATION
      -----------------------

     The Borrowers agree that each Lender, the Administrative Agent and the Other Agents may provide to the other Lenders or the Administrative Agent or any Other Agent such information concerning the financial position and property and operations of the Restricted Parties as, in the opinion of such Lender or the Administrative Agent, is relevant to the ability of each of the Restricted Parties to fulfil its respective obligations under or in connection with the Credit Documents.

1.118 THE ADMINISTRATIVE AGENT AND THE OTHER AGENTS, INDIVIDUALLY
      -----------------------------------------------------------

     With respect to its Commitments, the Accommodation made available by it and the Credit Documents to which it is a party, each of the Persons which is the Administrative Agent or an Other Agent and their respective Affiliates shall have the same rights and powers under the Credit Documents as any other Lender and may exercise such rights and powers as though such Person were not the Administrative Agent or an Other Agent or an Affiliate of the Administrative Agent or an Other Agent, and the term "Lenders" and "Required Lenders" shall, unless the context clearly otherwise indicates, include each such Person in its individual capacity. It is understood and agreed by all of the Lenders that each of the Persons which is the Administrative Agent or an Other Agent, either directly or through its Affiliates, from time to time accepts deposits from, lends money to, provides underwriting, consulting and advisory services to, and generally engages in banking, securities, advisory and other related and ancillary businesses with the Restricted Parties and their Affiliates and Associates otherwise than as a Lender under the Credit Documents and may continue to do so as if it were not the

                                                                   SECTION 11.08

Administrative Agent or an Other Agent under the Credit Documents and shall have no duty to account to any of the Lenders with respect to any such dealings.

1.119 RESIGNATION AND TERMINATION
      ---------------------------

     If at any time (i) the Administrative Agent or any Other Agent shall deem it advisable, in its sole discretion, it may deliver to each of the Lenders and the Borrowers written notification of its resignation insofar as it acts on behalf of the Lenders pursuant to this Article or (ii) the Administrative Agent or any Other Agent is in default of any of its obligations hereunder and the Lenders shall deem it advisable, in their sole discretion, they may deliver to the Administrative Agent or such Other Agent, as the case may be, and the Borrowers written notification of the termination of the Administrative Agent's or such Other Agent's, as the case may be, authority to act on behalf of the Lenders pursuant to this Article. Any such resignation or termination of the Administrative Agent is to be effective upon the date of the appointment by the Lenders of a successor which shall assume all of the rights, powers, privileges and duties of the Administrative Agent under the Credit Documents, which appointment shall be promptly made from among the remaining Lenders and written notice thereof shall be given to the Borrowers concurrently with such appointment. The Borrowers shall have the right to approve any successor Administrative Agent to be appointed by the Lenders as aforesaid at any time that no Default or Event of Default has occurred and is continuing, provided that such approval shall not be unreasonably withheld or delayed. Any such resignation or termination of any Other Agent is to be effective immediately. If in the case of resignation by the Administrative Agent no appointment of a successor Administrative Agent has been made by the Lenders and approved by the Borrowers within 30 days, the resigning Administrative Agent may make such appointment without the approval of the Borrowers from among the remaining Lenders on behalf of the Lenders, and shall forthwith give notice of such appointment to the Lenders and the Borrowers.

1.1101 ACTIONS BY LENDERS
       ------------------

     (1) Any approval (including without limitation any approval of or authorization for any amendment to any of the Credit Documents), instruction or other expression of the Lenders under any of the Credit Documents may be obtained by an instrument in writing signed in one or more counterparts by the Required Lenders, or where required by subsection 11.10(3) all of the Lenders (which instrument in writing, for greater certainty, may be delivered by facsimile).

     (2) Any approval (including without limitation any approval of or authorization for any amendment to any of the Credit Documents), instruction or other expression of the Lenders hereunder may also be included in a resolution that is submitted to a meeting or adjourned meeting of the Lenders duly called and held for the purpose of considering the same as hereinafter provided and shall be deemed to have been obtained if such resolution is passed by the affirmative vote evidenced in writing of the Required Lenders at a meeting at which a

                                                                   SECTION 11.10
quorum is present. A meeting of Lenders may be called by the Administrative Agent and shall be called by the Administrative Agent upon the request of any three Lenders. Every such meeting shall be held in the City of Toronto or at such other reasonable place as the Administrative Agent may approve. At least seven days notice of the time and place of any such meeting shall be given to the Lenders and shall include or be accompanied by a draft of the resolutions to be submitted to such meeting, but the notice may state that such draft is subject to amendment at the meeting or any adjournment thereof. The Required Lenders who are present in person or by proxy at the time and place specified in the notice shall constitute a quorum for the purpose of the transaction of business. A person nominated in writing by the Administrative Agent shall be chairman of the meeting. Upon every poll taken at any such meeting every Lender who is present in person or represented by a proxy duly appointed in writing (who need not be a Lender) shall be entitled to one vote in respect of each U.S. $1 of its Commitment (or if the Commitments have been terminated each U.S. $1 of the U.S. Dollar Amount of its outstanding Accommodation). In respect of all matters concerning the convening, holding and adjourning of Lenders' meetings, the form, execution and deposit of instruments appointing proxies and all other relevant matters, the Administrative Agent may from time to time make such reasonable regulations not inconsistent with this subsection 11.10(2) as it shall deem expedient and any regulations so made by the Administrative Agent shall be binding upon the Borrowers, the Administrative Agent and the Lenders.

    (3)  Notwithstanding subsections 11.10(1) and (2):

    (a) the consent of all of the Lenders evidenced by an instrument in writing or, if all of the Lenders are present at a meeting of Lenders as aforesaid, by an affirmative vote of all of the Lenders, will be required for (i) any amendment to, postponement of, or discharge of all or substantially all of the Security (other than a release of Security over any property which a Restricted Party is expressly permitted to Dispose of pursuant to the provisions of this Agreement) or any release of the Cdn. Borrower from its guarantee forming part of the Security,
         (ii) any reduction to the amount of, or any extension to the date of, payment of any principal, interest or fees under this Agreement, (iii) any change to or waiver of clauses 9.01(a), (b), (i), (j), (k), (l) or
         (m) as they relate to a Borrower, Sections 9.02 and 9.03 or this Subsection, or (iv) any reduction in the percentage specified in the definition of Required Lenders or in any percentage of Lenders specified in any Credit Document as being required for the Lenders to take any action (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of the Commitments are included on the Closing Date);

    (b) except for any change in a Commitment otherwise expressly provided for in this Agreement, the consent of the particular Lender will be required for any change in

                                                                   SECTION 11.10
         the Commitment of such Lender (it being understood that neither a reallocation of Commitments among Tranches as permitted under this Agreement nor waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction of the total Commitment shall constitute an increase of the Commitment of any Lender);

    (c) the consent of the Administrative Agent will be required for any change with respect to the duties or liabilities of the Administrative Agent under the Credit Documents; and

    (d) the consent of an Other Agent will be required for any change with respect to the duties or liabilities of such Other Agent under any of the Credit Documents.

    (4) An instrument in writing from the Required Lenders or, where applicable, all of the Lenders as provided for in subsection 11.10(1) and a resolution passed pursuant to subsection 11.10(2) ( any such instrument in writing or resolution being an "APPROVAL INSTRUMENT") shall be binding upon all of the Lenders, the Other Agents, the Administrative Agent and their respective Eligible Affiliates, and the Administrative Agent (subject to the provisions for its indemnity contained in this Agreement) shall be bound to give effect thereto accordingly. For greater certainty, to the extent so authorized in the Approval Instrument, the Administrative Agent shall be entitled (but not obligated) to execute and deliver on behalf of the Administrative Agent, the Other Lenders, all of the Lenders and all of their respective Eligible Affiliates, without the requirement for the execution by any other Person or Persons, any consents, waivers, documents or instruments (including without limitation any amendment to any of the Credit Documents) necessary or advisable in the opinion of the Administrative Agent to give effect to the matters approved by the Required Lenders or all of the Lenders, as the case may be, in any Approval Instrument.

1.111 PROVISIONS FOR BENEFIT OF LENDERS ONLY
      --------------------------------------

     The provisions of this Article (other than Section 11.07, the last sentence of Section 11.01 and the last sentence of subsection 11.10(4)) relating to the rights and obligations of the Lenders, the Other Agents, the Administrative Agent and their respective Eligible Affiliates inter se shall be operative as between the Lenders, the Other Agent, the Administrative Agent and their respective Eligible Affiliates only, and the Borrowers shall not have any rights under or be entitled to rely for any purposes upon such provisions.

                                                                   SECTION 12.01

                                 ARTICLE TWELVE
                                 --------------

                                 MISCELLANEOUS
                                 -------------


1.121 PARTICIPATIONS, ASSIGNMENTS AND TRANSFERS
      -----------------------------------------

     (1) In addition to any transfer required by Section 9.03 to be made to any other Lender or required by Applicable Law to be made to any Person, a Lender may assign or transfer (a "SYNDICATION"), or grant participations (a "PARTICIPATION") in, or enter into any other arrangement (a "CREDIT DERIVATIVE") for the purpose of sharing, transferring or otherwise mitigating its risks with respect to, all or any part of its rights and obligations in respect of its Commitments or any Accommodation from time to time outstanding from it to such Persons ("PARTICIPANTS"), at such times and upon such terms as it may determine, without any obligation to obtain any consent from any Restricted Party, in accordance with the following provisions:

    (a)  With respect to the grant of any Participation or any Credit
         Derivative:

            (i) the granting Lender shall remain fully liable for all of its obligations under the Credit Documents to the same extent as if such Participation or Credit Derivative had not been granted;

           (ii) all amounts payable by the Borrowers to the granting Lender under this Agreement shall be determined as if such Lender had not granted such Participation or Credit Derivative and as if such Lender were funding all Accommodation included in such Participation or Credit Derivative in the same way that it is funding all Accommodation made available by it in which no Participation or Credit Derivative has been granted;

          (iii) the granting Lender shall administer such Participation or Credit Derivative on behalf of the applicable Participant, and neither such Participant nor any Restricted Party shall have any rights against or obligations to, or deal directly with, each other in respect of such Participation or Credit Derivative; and

           (iv) the granting Lender shall ensure that its arrangements with respect to any such Participation or Credit Derivative do not require the granting Lender to consult with the applicable Participant with respect to any consents, approvals or votes from such granting Lender relative to any matter except for consents, approvals, amendments or waivers which would (x) extend the final scheduled maturity of any Accommodation in which such Participant is participating or reduce the rate or extend the time for payment of interest or fees thereon or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or

                                                                   SECTION 12.01

                   Event of Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of such participation, and that an increase in the available portion of any Commitment of any Lender shall be permitted without the consent of any Participant if the Participant's participation is not increased as a result thereof), (y) consent to the assignment or transfer by a Borrower of any of its rights or obligations under this Agreement, or (z) release all or substantially all of the Security (except as expressly provided for in the Credit Documents).

    (b)  with respect to any such Syndication:

            (i) no such assignment or transfer shall be made at any time that an Event of Default is not continuing unless the applicable assignee or transferee (the "ASSIGNEE") is an Affiliate of the assigning or transferring Lender (the "ASSIGNOR") or is an Eligible Transferee. The term "ELIGIBLE TRANSFEREE" shall mean and include a commercial bank, trust company, insurance company, financial institution, any fund (a "FUND") that invests in bank loans and any other "accredited investor" (as defined in Regulation D of the United States Securities and Exchange Act). In the case of any Lender that is a Fund, any other Fund which is managed by the same investment advisor of such Lender or by an Affiliate of such investment advisor shall be deemed to be an Affiliate of such Lender for the purposes of this subsection;

           (ii) at the time of any such assignment or transfer to an Assignee which will, as a result of such assignment or transfer, become a U.S. Lender, which is not already a U.S. Lender and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States Federal income tax purposes, the Assignee shall, to the extent legally entitled to do so, provide to the U.S. Borrower in the case of a Lender described in clause (a) or (b) of subsection 5.03(3), the forms described in such clause (a) or
                   (b), as the case may be;

          (iii) the Assignor shall obtain from the Assignee an undertaking of the Assignee, addressed to the parties to this Agreement (as such parties may be constituted at such time) and substantially in the form of Schedule 24 (the "UNDERTAKING"), whereby the Assignee agrees to be bound by this Agreement in the place and stead of the Assignor to the extent of the rights and obligations of the Assignor in respect of the amount of its Commitments that has been assigned or transferred to the Assignee and the assignment or transfer shall be made by way of an assignment and

                                                                   SECTION 12.01
                   assumption agreement between the Assignor and the Assignee substantially in the form of Schedule 25;

           (iv) no such assignment or transfer other than an assignment or transfer to another Lender or to any Affiliate of any Lender shall be made to any Person if the Assignor has not received the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed;

            (v) subject to paragraph 12.01(1)(h), no such assignment or transfer shall be made by any Cross Border Lender at any time that an Event of Default is not continuing unless (a) the assignment or transfer is made by both the applicable Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender, (b) the assignment or transfer is of a Tranche 2 Combined Commitment of such Lenders, and (c) the assignment or transfer is made on a combined basis to a Person which is a financial institution in Canada which will agree to make available the full amount of the assigned Tranche 2 Combined Commitment as a Cdn. Cross Border Lender under Tranche 2 to the Cdn. Borrower in Canada and an Affiliated Person which is a U.S. financial institution which will agree to make available the full amount of the assigned Tranche 2 Combined Commitment as its Affiliated U.S. Cross Border Lender under Tranche 2 to the U.S. Borrower in the United States of America;

           (vi) no such assignment or transfer shall be made by the Cdn. Operating Lender under the Cdn. Operating Line unless such assignment or transfer is of all of the Cdn. Operating Lender's Commitment under such Tranche;

          (vii) no such assignment or transfer shall be made by a U.S. Operating Lender under the U.S. Operating Line from such U.S. Operating Lender unless such assignment or transfer is of all of such U.S. Operating Lender's Commitment under such U.S. Operating Line;

         (viii) subject to paragraph 12.01(1)(h), no such assignment or transfer shall be made by any LC Lender at any time that an Event of Default is not continuing unless (a) the assignment or transfer is made by both the applicable Cdn. LC Lender and its Affiliated U.S. LC Lender, (b) the assignment or transfer is of a Combined LC Commitment of such Lenders, and (c) the assignment or transfer is made on a combined basis to a Person which is a financial institution in Canada which will agree to make available the full amount of the assigned Combined LC Commitment as a

                                                                   SECTION 12.01

                   Cdn. LC Lender under the LC Line to the Cdn. Borrower and an Affiliated Person which is a U.S. financial institution which will agree to make available the full amount of the assigned Combined LC Commitment as its Affiliated U.S. LC Lender under the LC Line to the U.S. Borrower;

           (ix) each Borrower agrees that, subject to the subsection 2.08(2) and clause (x) of this paragraph requiring recordation of such assignment or transfer in the Registry of Commitments, such assignment or transfer shall be effective upon the date provided in the assignment or transfer agreement between the Assignor and the Assignee (but in no event earlier than the date that the relevant Undertaking is delivered by the Assignee to the Administrative Agent), and the Assignee shall thereafter be and be treated as a Lender for all purposes of the Credit Documents and shall, to the extent of the rights and obligations assigned or transferred to it by the Assignor, be entitled to the full benefits and subject to the full obligations of the Assignor under the Credit Documents to the same extent as if the Assignee were an original party in respect of the rights and obligations assigned or transferred to it, and the Assignor shall be released and discharged accordingly;

            (x) the Administrative Agent shall notify the Borrowers of the identity, nationality and applicable lending office of the Assignee and the rights and obligations assigned or transferred to the Assignee immediately after the assignment or transfer, and shall make the necessary entries and recordings in the Registry of Commitments reflecting the adjustments to the Commitments resulting from such assignment or transfer which assignment or transfer and adjustments shall not be effective until so recorded by the Administrative Agent in the Registry of Commitments as provided for in subsection 2.08(2), and the Borrowers shall promptly following any written request from the Administrative Agent execute and deliver such assurances as may be reasonably requested by the Administrative Agent to confirm any of the matters provided for in this Section including, without limitation, the release and discharge provided for in clause (ix) of this paragraph;

           (xi) unless the Assignee is an Affiliate of the Assignor, the Assignee shall be entitled to receive all principal, interest and other amounts owing under this Agreement in respect of any Accommodation that is included in the assignment or transfer as aforesaid free from all equities or rights of set-off or counterclaim between the Borrowers or any of them and the Assignor

                                                                   SECTION 12.01
                   and any intermediate assignee or transferee or other Person entitled thereto, and all Persons may act accordingly;

          (xii) the minimum amount of any assignment or transfer which is less than the whole Commitment of the Assignor shall be U.S. $5,000,000 or an amount in excess thereof which is a whole multiple of U.S. $100,000; and

         (xiii) the Assignor or the Assignee, as the case may be, shall pay to the Administrative Agent at the time of any such assignment or transfer to a Person who is not an Affiliate of the Assignor an administration fee of U.S. $2,500 for each Assignee relative to each such assignment or transfer (provided that assignments or transfers to two Affiliated Persons under Tranche 2 who will act as a Cdn. Cross Border Lender and its Affiliated U.S. Cross Border Lender or to two Affiliated Persons under the LC Line who will act as a Cdn. LC Lender and its Affiliated U.S. LC Lender shall be treated as one assignment or transfer to one Assignee).

    (c) Each of the Borrowers, the Other Agents and the Lenders consents to each and every assignment or transfer which may be made on or after the date of this Agreement pursuant to this Section, and to the release and discharge of each Assignor in accordance with clause (ix) of paragraph of this Section.

    (d) Each Assignee shall be deemed to have confirmed to the Administrative Agent, the Other Agents and the Lenders that it has received a copy of this Agreement together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to acquire such of the rights and obligations of the Assignor as have been assigned or transferred to it, and each Assignee agrees that, independently and without reliance upon the Administrative Agent, any Other Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, it will continue to make its own credit decisions in taking or not taking actions under this Agreement, and further agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

    (e) Any grant, assignment or transfer pursuant to this Section will not constitute a repayment by the applicable Borrower to the granting Lender or to the Assignor, as the case may be, of any Accommodation included in such assignment or transfer, nor a new advance of such Accommodation to such Borrower by the grantee or by the Assignee, as the case may be, and the parties acknowledge that the applicable Borrower's obligations under this Agreement with respect to any

                                                                   SECTION 12.01
         assigned or transferred Accommodation will continue and not constitute new obligations.

    (f) The Lenders, the Administrative Agent and the Other Agents may disclose on a confidential basis to a potential or actual Participant or Assignee such information concerning the Restricted Parties, the Independent Subsidiaries and the Credit Documents as the Administrative Agent, any Other Agent or any Lender may consider to be appropriate in connection therewith, provided that such potential or actual Participant or Assignee, as the case may be, shall be subject to the provisions of Section 12.06.

    (g) A Borrower may not, and, unless expressly permitted under this Agreement, shall not permit any other Restricted Party to, assign or transfer all or any of its rights or obligations under any Credit Document without the prior written consent of all of the Lenders.

    (h) Notwithstanding clauses 12.01(1)(b)(v) and 12.01(1)(b)(viii), the Administrative Agent and the Cdn. Borrower may consent to an assignment or transfer by an Assignor which would have the effect of adjusting the Commitments under the Tranches of a Credit by all or a portion of the amount assigned or transferred by each Assignor having regard to the wish of the Assignor to become a Lender under a different Tranche of such Credit with respect to the amount so assigned or transferred than the Tranche under which such amount was held by the Assignor.

    (i) To the extent that an assignment or transfer of all or any portion of a Lender's Commitments and related outstanding Accommodation by way of a Participation or a Credit Derivative pursuant to subsection 12.01(a) or pursuant to this subsection would, at the time of such assignment or transfer, result in increased costs under Section 5.03 or Section 5.04 in excess of those being charged by the applicable Assignor prior to such assignment or transfer, then the applicable Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which are not in excess of those being charged by the applicable Assignor prior to such assignment or transfer and any subsequent increased costs of the type described above resulting from changes after the date of the such assignment or transfer).

    (2) Any Lender may pledge its interests in the Credit Documents in the ordinary course of its business including to the United States Federal Reserve or any other similar Governmental Authority and, with the consent of the Administrative Agent, any Lender that is a

                                                                   SECTION 12.01

Fund may pledge all or any portion of its interests in the Credit Documents to its trustee in support of its obligations to its trustee.

1.122 WAIVER
      ------

     No delay on the part of the Administrative Agent, any Other Agent or any Lender in exercising any right or privilege under any Credit Document shall operate as a waiver of such right or privilege, and no waiver of any Default or Event of Default shall operate as a waiver of such Default or Event of Default unless made in writing and signed by an authorized officer of the Administrative Agent. No written waiver shall preclude the exercise by the Administrative Agent, any Other Agent or any Lender of any right, power or privilege under any Credit Document other than in respect of the specific action or inaction covered by such waiver and strictly in accordance with the terms of such waiver, or extend to or apply to any other Default or Event of Default. No Lender shall be deemed to have waived, by reason of making available any Accommodation under this Agreement, any Default or Event of Default which has arisen by reason of any representation or warranty made or deemed to have been made in any Credit Document proving to be false or misleading.

1.123 FURTHER ASSURANCES
      ------------------

     Each Borrower shall from time to time immediately upon request by the Administrative Agent do, make and execute, and cause each of the other Restricted Parties and each of their respective Subsidiaries to do, make and execute, all such documents, acts, matters and things as may be reasonably required by the Administrative Agent to give effect to the Credit Documents, and to any assignment or transfer permitted by Section 12.01.

1.124 NOTICES
      -------

     Any notice or communication to be given under this Agreement (other than telephone notice as specifically provided in this Agreement) may be effectively given by delivering (whether by courier or personal delivery) the same at the addresses set out on the signature pages of this Agreement (or with respect to any Assignee pursuant to Section 12.01, to the address provided by such Assignee to the Cdn. Borrower and the Administrative Agent) or by sending the same by facsimile or prepaid registered mail to the parties at such addresses. Any notice so mailed shall be deemed to have been received on the fifth Business Day next following the mailing of such notice, provided that postal service is in normal operation during such time. Any facsimile notice shall be deemed to have been received on transmission (and receipt of confirmation of transmission) if sent during normal business hours on a Business Day and, if not, on the next Business Day following transmission. Any party may from time to time notify the other parties, in accordance with the provisions of this Section, of any change of its address

                                                                   SECTION 12.04
which after such notification, until changed by like notice, shall be the address of such party for all purposes of this Agreement.

1.125 DOMICILE OF ACCOMMODATION
      -------------------------

     The Accommodation made available by each Lender shall be made and carried at the branch or office of such Lender set out opposite the name of such Lender on the signature pages of this Agreement; provided that each Lender may make, carry or transfer the Accommodation made available by it from, at or to any other branch or office of such Lender, provided that if, on the basis of the Applicable Law in effect and the circumstances existing as at the date of any such transfer, such transfer increases the amount for which any Borrower is liable with respect to Taxes pursuant to Section 5.03 or increased costs pursuant to Section 5.04 compared to such amounts existing prior to such transfer, such Lender shall not be entitled to receive from any Borrower, and no Borrower shall be obligated to pay, such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which are not in excess of those being charged by such Lender prior to such transfer and any subsequent increased costs of the type described above resulting from changes after the date of such transfer).

1.126 CONFIDENTIALITY
      ---------------

     Each of the Lenders will maintain on a confidential basis (except as otherwise permitted under the Credit Documents or as required by Applicable Law) all information relating to the Borrowers and their Subsidiaries provided to it under the Credit Documents by such Borrower; provided, however, that a Lender may share such information with those of its Affiliates which are lending institutions (but for greater certainty not with any such Affiliates which are brokers or investment dealers unless any such Affiliate is one institution which has both a lending division and a broker dealer division, in which case such information may not be shared with any members of the broker dealer division) and provided further that this Section shall not apply to any information which
(i) was in the public domain at the time of communication to such Lender, (ii) enters the public domain through no fault of such Lender subsequent to the time of communication to such Lender, (iii) was in such Lender's possession free of any obligation of confidence at the time of communication to such Lender, (iv) was communicated to such Lender free of any obligation of confidence subsequent to the time of initial communication to such Lender, (v) was communicated to any Person free from any obligation of confidence subsequent to the time of communication to such Lender (provided that any communication by a Restricted Party shall be deemed to have been made in confidence unless otherwise indicated by such Restricted Party) or (vi) is disclosed in order to permit the Administrative Agent and the Lenders to enforce any of their rights under any of the Credit Documents.

                                                                   SECTION 12.07

1.127 CONFIRMATION TO CREDITORS OF INDEPENDENT SUBSIDIARIES
      -----------------------------------------------------

     The Administrative Agent, on behalf of itself, the Other Agents and the Lenders, will execute and deliver from time to time such reasonable confirmations as any material creditor of an Independent Subsidiary may request confirming that, other than in respect of their interest in the shares of any Independent Subsidiary subject to the Lien of the Security or in respect of any claims made by a Restricted Party against an Independent Subsidiary as a consequence of any dealings or relationships between such Persons, none of the Administrative Agent, the Other Agents or any Lenders claim any Recourse Against such Independent Subsidiary in connection with the debts and liabilities of the Restricted Parties under the Credit Documents.

1.128 SURVIVAL
      --------

     All agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the obtaining of Accommodation and all indemnities set forth in this Agreement, and all obligations and liabilities under Sections 5.02, 5.03, 5.04 and 5.05, shall survive the repayment of all Accommodation and the termination of this Agreement.

1.129 QUANTITIES OF DOCUMENTS
      -----------------------

     Each Borrower agrees to provide to the Administrative Agent sufficient quantities of all documents, reports, financial statements and other information required under the Credit Documents to be provided to the Administrative Agent so that there shall be copies for the Administrative Agent and each of the Other Agents and the Lenders.

1.1201 REPRODUCTION OF DOCUMENTS
       -------------------------

     All Credit Documents and all documents relating to any Credit Documents, including consents, waivers and modifications which may hereafter be executed, documents received by the Administrative Agent, any Other Agent or the Lenders in connection with the negotiation of this Agreement and the making available of Accommodation, and financial statements, certificates and other information previously or hereafter furnished to the Administrative Agent, any Other Agent or the Lenders, may be reproduced by the Administrative Agent, the Other Agents or the Lenders by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Administrative Agent, the Other Agents and the Lenders may destroy any original documents so reproduced. Each Borrower agrees that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Administrative Agent, the Other Agents or the Lenders in the regular course of

                                                                   SECTION 12.10
business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

1.121 LANGUAGE
      --------

     The parties to this Agreement expressly request and require that this Agreement, all other Credit Documents, and all related documents be drafted in English. Les parties aux presentes conviennent et exigent que cette Convention et tous les documents qui s'y rattachent soient rediges en Anglais.

1.122 COUNTERPARTS AND EFFECTIVENESS
      ------------------------------

     This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall become effective on the date when each of the parties to this Agreement shall have signed a copy of this Agreement (whether the same or different copies) and shall have delivered the same to the Administrative Agent.

1.123 FACSIMILE COPIES
      ----------------

     An executed copy of this Agreement may be delivered by any party to this Agreement by facsimile. In such event such party shall immediately deliver to the other parties an original copy of this Agreement executed by such party.

                                                                   SECTION 12.14

1.124 BENEFIT OF AGREEMENT
      --------------------

     This Agreement shall be binding upon and enure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.


     IN WITNESS OF WHICH the parties to this Agreement have executed this Agreement as of the day and year indicated on the first page of this Agreement.



ADDRESS:                                 PHILIP SERVICES CORP,

100 King Street West
P.O. Box 2440 LCD 1                      by:  /s/ Marvin Boughton            c/s
                                              ______________________________

Hamilton, Ontario                             name:   Marvin Boughton
L8N 4J6                                       title:  Chief Financial Officer,
                                                      Executive Vice President
Attention:  Senior Vice President and
            General Counsel
                                         by:  /s/ Colin Soule                c/s
                                              ______________________________

Facsimile:  (905) 521-9160                    name:   Colin Soule
                                              title:  Executive Vice President,
                                                      General Counsel




ADDRESS:                                 PHILIP ENVIRONMENTAL
                                         (DELAWARE), INC.

100 King Street West
P.O. Box 2440 LCD 1
Hamilton, Ontario                        by:  /s/ Marvin Boughton
                                              ______________________________
L8N 4J6                                       name:   Marvin Boughton
                                              title:  Chief Financial Officer,
Attention:  Senior Vice President and                 Executive Vice President
            General Counsel

Facsimile:  (905) 521-9160               by:  /s/ Colin Soule
                                              ______________________________
                                              name:   Colin Soule
                                              title:  Executive Vice President,
                                                      General Counsel


               (signatures continued on the next following page)

                 (signatures continued from the preceding page)





ADDRESS:                                 CANADIAN IMPERIAL BANK OF
                                         COMMERCE

Loan Underwriting and                    (in its capacity as Administrative Agent)
Administration - Canada
Commerce Court West - 7
Toronto, Ontario                         by:  /s/ Geoff Bond
M5L 1A2                                       ________________________________
                                              name:   Geoff Bond
                                              title:  Director
Attention:  Manager - Agency

Facsimile:  (416) 980-5151





ADDRESS:                                 CANADIAN IMPERIAL BANK OF
                                         COMMERCE

CIBC Wood Gundy                          (in its capacity as a Lender)
7th Floor
Commerce Court West
Toronto, Ontario                         by:  /s/ Gerry L. Beauclair
M5L 1A2                                       ______________________________
                                              name:   Gerry L. Beauclair
                                              title:  Managing Director
Attention:  Managing Director

Facsimile:  (416) 980-8384

BRANCH OFFICE FOR ACCOMMODATION:

Main Branch
Commerce Court
Toronto, Ontario

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)



ADDRESS:                                 CIBC INC.

425 Lexington Avenue
New York, NY 10017                       by:  /s/ Howard A. Palmer
                                              _____________________________
                                              name:   Howard A. Palmer
Attention:  Director                          title:  Authorized Signatory

Facsimile:  (212) 856-3761



BRANCH OFFICE FOR ACCOMMODATION:

Two Paces West
2727 Paces Ferry Road
Suite 1200
Atlanta, Georgia 30339



ADDRESS:                                 CANADIAN IMPERIAL BANK OF
                                         COMMERCE, NEW YORK AGENCY

425 Lexington Avenue
New York, NY 10017
                                         by:  /s/ Howard A. Palmer
                                              _____________________________
Attention:  Director                          name:   Howard A. Palmer
                                              title:  Authorized Signatory
Facsimile:  (212) 856-3761


BRANCH OFFICE FOR ACCOMMODATION:

Two Paces West
2727 Paces Ferry Road
Suite 1200
Atlanta, Georgia 30339

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)



ADDRESS:                                 BANKERS TRUST COMPANY

c/o BT Bank of Canada
P.O. Box 100                                by:  /s/ Victoria Page
                                                 _____________________________
Royal Bank Plaza                                 name:    Victoria Page
North Tower, Suite 1700                          title:   Managing Director
Toronto, Ontario
M5J 2J2

Attention:        Vice President

Facsimile:        (416) 941-9587



BRANCH OFFICE FOR ACCOMMODATION:

Bankers Trust Company
One Bankers Trust Plaza
130 Liberty Street
New York, New York 10006



ADDRESS:                                 BT BANK OF CANADA

P.O. Box 100
Royal Bank Plaza                         by:  ______________________________
North Tower, Suite 1700                       name:   Philip Hampson
Toronto, Ontario                              title:  Vice President
M5J 2J2

Attention:  Vice President

Facsimile:  (416) 941-9587

BRANCH OFFICE FOR ACCOMMODATION:

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 ABN AMRO BANK CANADA

79 Wellington Street West
15th Floor, Aetna Tower                  by:  /s/ Yvon J. Jeghers
P.O. Box 114, TD Centre                       _____________________________
Toronto, Ontario                              name:   Yvon J. Jeghers
                                              title:  Group Vice President
M5K 1G8

Attention:  Yvon J. Jeghers              by:  /s/ David Moore
                                              _____________________________
                                              name:   David Moore
Facsimile:  (416) 367-7937                    title:  Vice President



BRANCH OFFICE FOR ACCOMMODATION:

79 Wellington Street West
15th Floor, Aetna Tower
P.O. Box 114, TD Centre
Toronto, Ontario
M5K 1G8

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)



ADDRESS:                                 BANK OF AMERICA CANADA

200 Front Street West
Suite 2700                               by: /s/ Michel Hurtubise
Toronto, Ontario                             ______________________________
M5V 3L2                                      name:   Michel Hurtubise
                                             title:  Vice President

Attention:  Michel Hurtubise,
            Vice President

Facsimile:  (416) 349-4283



BRANCH OFFICE FOR ACCOMMODATION:

200 Front Street West
Suite 2700
Toronto, Ontario
M5V 3L2



ADDRESS:                                 BANK OF AMERICA NT&SA

1850 Gateway Blvd.
5th Floor                                by: /s/ Denis Caldera
Concord, California 94520                    ______________________________
                                             name:       Denis Caldera
                                             title:      Vice President

Attention:  Denis Caldera,
            Vice President

Facsimile:  (510) 675-8053/8051


BRANCH OFFICE FOR ACCOMMODATION:

1850 Gateway Blvd.
5th Floor
Concord, California 94520

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 BANQUE NATIONALE DE PARIS
                                         (CANADA)
36 Toronto Street
Suite 750
Toronto, Ontario                         by:  /s/ Quoc Le Minh
M5C 2C5                                       ______________________________
                                              name:   Quoc Le Minh
                                              title:  Senior Vice President
                                                      General Manager, Ontario
Attention:        Tom Currie

Facsimile:        (416) 947-3541


BRANCH OFFICE FOR ACCOMMODATION:

36 Toronto Street
Suite 750
Toronto, Ontario
M5C 2C5

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 THE BANK OF NOVA SCOTIA

Corporate Banking - Ontario
44 King Street West                      by:  /s/ Stephen P. Hart
16th Floor                                    ______________________________
Toronto, Ontario                              name:   Stephen P. Hart
M5H 1H1                                       title:  Vice President & Unit Head

Attention:  Stephen P. Hart              by:  /s/ M.S. Jackson
                                              ______________________________
Facsimile:  (416) 866-2009                    name:   M.S. Jackson
                                              title:  Senior Relationship Manager
BRANCH OFFICE FOR ACCOMMODATION:

Corporate Banking Ontario
44 King Street West
16th Floor
Toronto, Ontario
M5H 1H1



ADDRESS:                                 THE BANK OF NOVA SCOTIA, NEW
                                         YORK AGENCY

1 Liberty Plaza
Floors 22-26
New York, NY 10006                       by:  /s/ John F. Neylan
                                              ______________________________
Attention:  John F. Neylan                    name:   John F. Neylan
                                              title:  Relationship Manager
Facsimile:  (212) 225-5286


BRANCH OFFICE FOR ACCOMMODATION:

1 Liberty Plaza
Floors 22-26
New York, NY 10006

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 THE BANK OF TOKYO-MITSUBISHI
                                         (CANADA)
Royal Bank Plaza
South Tower, Suite 2100
P.O. Box 42                              by:  ______________________________
Toronto, Ontario                              name:   Ted Vanderlaan
M5J 2J1                                       title:  Vice President

Attention:  Ted Vanderlaan,
            Vice President
                                         by:  ______________________________
Facsimile:  (416) 865-9511                    name:   David C.A. Frost
                                              title:  Senior Vice President

BRANCH OFFICE FOR ACCOMMODATION:

Royal Bank Plaza
South Tower, Suite 2100
P.O. Box 42
Toronto, Ontario
M5J 2J1


ADDRESS:                                 THE BANK OF TOKYO-MITSUBISHI,
                                         LTD., NEW YORK BRANCH

U.S. Corporate Banking Division
1251 Avenue of the Americas
12th Floor                               by:  /s/ J.B. Meredith
New York, NY  10020                           ______________________________
                                              name: J.B. Meredith
                                              title: Power of Attorney
Attention:  Bruce Meredith
            Senior Vice President &
            Manager

Facsimile:  (212) 782-6440


BRANCH OFFICE FOR ACCOMMODATION:

1251 Avenue of the Americas
12th Floor
New York, NY  10020

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE CHASE MANHATTAN BANK OF CANADA

100 King Street West
Suite 6900
1 First Canadian Place                   by:  /s/ Gene Gomes
Box 106                                       _______________________________
Toronto, Ontario                              name:  Gene Gomes
M5X 1A4                                       title:  Vice President


Attention:  Gene Gomes

Facsimile:  (416) 216-4161


BRANCH OFFICE FOR ACCOMMODATION:

100 King Street West
Suite 6900
1 First Canadian Place
Box 106
Toronto, Ontario
M5X 1A4


ADDRESS:                                 TEXAS COMMERCE BANK
                                         NATIONAL ASSOCIATION

712 Main St. 5 TCBE 78
Houston, Texas 77002
                                         by:  /s/ Michael Ondruch
                                              ________________________________
Attention:  Michael Ondruch                   name:   Michael Ondruch
                                              title:  Vice President
Facsimile:  (713) 216-6004


BRANCH OFFICE FOR ACCOMMODATION:

712 Main St. 5 TCBE 78
Houston, Texas 77002

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 BANQUE PARIBAS

1200 Smith
Suite 3100                               by:  /s/ Scott Clingan
Houston, TX 77002                             ______________________________
                                              name:   Scott Clingan
                                              title:  Vice President
Attention:  Scott Clingan

Facsimile:  (713) 659-5234               by:  /s/ Timothy A. Donnon
                                              ______________________________
                                              name:   Timothy A. Donnon
BRANCH OFFICE FOR ACCOMMODATION:              title:  Managing Director

1200 Smith
Suite 3100
Houston, TX 77002

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 COMERICA BANK

International Finance Department
500 Woodward Avenue                      by:  /s/ Darlene P. Persons
23rd Floor                                    ______________________________
Detroit, Michigan 48226-3328                  name:   Darlene P. Persons
                                              title:  Vice President

Attention:  Darlene P. Persons

Facsimile:  (313) 222-3377


BRANCH OFFICE FOR ACCOMMODATION:

Internationae Finance Department
500 Woodward Avenue
23rd Floor
Detroit, Michigan 48226-3328

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 CREDIT LYONNAIS CANADA

One Financial Place
One Adelaide Street East                 by:  /s/ Helen Thomas
Suite 2505                                    ______________________________
Toronto, Ontario                              name:   Helen Thomas
M5C 2V9                                       title:  Vice President,
                                                      Corporate Banking

Attention:  Assistant Vice President
                                         by:  /s/ David Farmer
Facsimile:(416) 202-6525                      ______________________________
                                              name:   David Farmer
BRANCH OFFICE FOR ACCOMMODATION:              title:  First Vice-President and
                                                      Manager, Central Region
One Financial Place
One Adelaide Street East
Suite 2505
Toronto, Ontario
M5C 2V9



ADDRESS:                                 CREDIT LYONNAIS NEW YORK
                                         BRANCH


1301 Avenue of the Americas
New York, NY 10019
                                         by:  /s/Dennis Knecht
Attention:  Marie Matsoukis-Malliaros         ______________________________
                                              name:   Dennis Knecht
Facsimile:  (212) 459-3169                    title:  Vice President,
                                                      Correspondent Banking

BRANCH OFFICE FOR ACCOMMODATION:

1301 Avenue of the Americas
New York, NY 10019

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)



ADDRESS:                                 CREDIT SUISSE FIRST BOSTON
                                         CANADA

525 University Avenue
Suite 1300
Toronto, Ontario                         by:  /s/ Peter Chauvin
M5G 2K8                                       ______________________________
                                              name:   Peter Chauvin
                                              title:  Vice President
Attention:  Vice President,
            Corporate Banking

Facsimile:  (416) 351-3671               by:  /s/ W.M. Mcfarland
                                              ______________________________
                                              name:   W.M. Mcfarland
                                              title:  Vice President
BRANCH OFFICE FOR ACCOMMODATION:

525 University Avenue
Suite 1300
Toronto, Ontario
M5G 2K8



ADDRESS:                                 CREDIT SUISSE FIRST BOSTON

Eleven Madison Avenue
New York, New York 10010-3629            by:  /s/ David W. Kratovil
                                              ______________________________
                                              name:   David W. Kratovil
Attention:  David W. Kratovil                 title:  Director

Facsimile:  (212) 325-8309
                                         by:  /s/ Chris T. Horgan
                                              ______________________________
                                              name:   Chris T. Horgan
BRANCH OFFICE FOR ACCOMMODATION:              title:  Vice President
Eleven Madison Avenue
New York, New York 10010-3629

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ATTENTION:                               THE DAI-ICHI KANGYO BANK, LTD.

One World Trade Centre
Suite 4911                               by:  /s/ Robert P. Gallagher
New York, New York 10048                      ______________________________
                                              name:   Robert P. Gallagher
                                              title:  Assistant Vice President
Attention:  Robert P. Gallagher                       Corporate Finance

Facsimile:  (212) 524 0579


BRANCH OFFICE FOR ACCOMMODATION:

One World Trade Centre
Suite 4911
New York, New York 10048



ADDRESS:                                 DAI-ICHI KANGYO BANK (CANADA)

P.O. Box 295, Suite 5025
Commerce Court West                      by:  /s/ Hideki Suda
Toronto, Ontario                              ______________________________
M5L 1H9                                       name:   Hideki Suda
                                              title:  Vice President

Attention:  Alvin Lindhorst

Facsimile:  (416) 365-7314



BRANCH OFFICE FOR ACCOMMODATION:

P.O. Box 295, Suite 5025
Commerce Court West
Toronto, Ontario
M5L 1H9

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)



ADDRESS:                                 DEUTSCHE BANK CANADA

222 Bay Street
Suite 1100, P.O. Box 196                 by:  /s/ Francois Wentzel
Toronto, Ontario                              ______________________________
M5K 1H6                                       name:   Francois Wentzel
                                              title:  Vice President and Director

Attention:  Vice President,
            Corporate Finance            by:  /s/ T.G. Leonard
                                              ______________________________
Facsimile:  (416) 682-8444                    name:    T.G. Leonard
                                              title:   Vice President

BRANCH OFFICE FOR ACCOMMODATION:

222 Bay Street
Suite 1200, P.O. Box 196
Toronto, Ontario
M5K 1H6



ADDRESS:                                 DEUTSCHE BANK AG

Deutsche Bank Securities Corporation
31 West 52nd Street                      by:  /s/ Jean Hannigan
New York, New York 100                        ______________________________
                                              name:   Jean Hannigan
                                              title:  Vice President
Attention:  Vice President

Facsimile:  (212) 469-8212               by:  /s/ John Augsburger
                                              ______________________________
                                              name:    J. Augsburger
BRANCH OFFICE FOR ACCOMMODATION:              title:   Vice President

Deutsche Bank AF
Cayman Islands Branch
31 West 52nd Street
New York, New York 10019

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 DRESDNER BANK CANADA

Suite 1700, Exchange Tower
2 First Canadian Place, P.O. Box 430     by:  /s/ Bill Eeuwes
Toronto, Ontario                              ______________________________
M5X 1E3                                       name:   Bill Eeuwes
                                              title:  Vice President

Attention:  Vice President
                                         by:  /s/ Linda Krisman
Facsimile:  (416) 369-8362                    ______________________________
                                              name:   Linda Krisman
                                              title:  Assistant Vice President

BRANCH OFFICE FOR ACCOMMODATION:

Suite 1700, Exchange Tower
2 First Canadian Place, P.O. Box 430
Toronto, Ontario
M5X 1E3

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 DRESDNER BANK AG NEW YORK
                                         BRANCH AND DRESDNER BANK AG
75 Wall Street                           GRAND CAYMAN BRANCH
25th Floor
New York, NY 10005
                                         by:  /s/ Ben Marzouk
Attention:  Vice President                    ______________________________
                                              name:   Ben Marzouk
                                              title:  Vice President
Facsimile:  (212) 429-2781

BRANCH OFFICE FOR ACCOMMODATION:         by:  /s/ Anthony J. Berti
                                              ______________________________
                                              name:   Anthony J. Berti
75 Wall Street                                title:  Assistant Treasurer
25th Floor
New York, NY 10005

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 FIRST CHICAGO NBD BANK,
                                         CANADA
161 Bay Street
Suite 4240
Toronto, Ontario                         by:  /s/ Michael C. Bauer
M5J 2S1                                       ______________________________
                                              name:   Michael C. Bauer
                                              title:  Vice President
Attention:  Michael C. Bauer

                                         by:  /s/ Michael N. Tam
                                              ______________________________
Facsimile:  (416) 363-7574                    name:   Michael N. Tam
                                              title:  Assistant Vice President
BRANCH OFFICE FOR ACCOMMODATION:

161 Bay Street
Suite 4240
Toronto, Ontario
M5J 2S1


ADDRESS:                                 NBD BANK

611 Woodward Avenue
Detroit, Michigan 48226                  by:  /s/ Michael C. Bauer
                                              _____________________________
                                              name:   Michael C. Bauer
Attention:  Michael C. Bauer                  title:  Vice President

Facsimile:  (416) 363-7564
                                         by:  /s/ Michael N. Tam
                                              ______________________________
BRANCH OFFICE FOR ACCOMMODATION:              name:   Michael N. Tam
                                              title:  Assistant Vice President
611 Woodward Avenue
Detroit, Michigan 48226

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 FUJI BANK CANADA

BCE Place, Canada Trust Tower
Suite 2800
161 Bay Street                           by:  /s/ John E. Baily
                                              ______________________________
Toronto, Ontario                              name:   John E. Baily
M5J 2S1                                       title:  Senior Vice President

Attention:  Daniel Lee, Vice President,
            Credit

Facsimile:  (416) 865-9618


BRANCH OFFICE FOR ACCOMMODATION:

BCE Place, Canada Trust Tower
Suite 2800
161 Bay Street
Toronto, Ontario
M5J 2S1



ADDRESS:                                 THE FUJI BANK, LIMITED

Houston Agency
1221 McKinney Street                     by:  /s/ Philip C. Lauinger III
Suite 4100                                    ______________________________
Houston, Texas 77010                          name:   Philip C. Lauinger III
                                              title:  Vice President & Manager

Attention:  Philip C. Lauinger III

Facsimile:  (713) 759-0048


BRANCH OFFICE FOR ACCOMMODATION

Houston Agency
Suite 4100
1221 McKinney Street
Houston, Texas 77010

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 HIBERNIA NATIONAL BANK

313 Carondelet Street
New Orleans, LA 70131                    by:  /s/ Troy J. Villafarra
                                              ______________________________
                                              name:    Troy J. Villafarra
Attention:   Troy Villafarra                  title:   Vice President

Facsimile:   (504) 533-5344


BRANCH OFFICE FOR ACCOMMODATION
IN CANADA:

313 Carondelet Street
New Orleans, LA 70131

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE INDUSTRIAL BANK OF JAPAN
                                         (CANADA)

100 Yonge Street
Suite 1102
P.O. Box 29                         by:  /s/ Toru Irie
Toronto, Ontario                         __________________________________
M5C 2W1                                  name:  Toru Irie
                                         title:  Senior Vice President

Attention:  Campbell McLeish

Facsimile:  (416) 367-3452


BRANCH OFFICE FOR ACCOMMODATION:

100 Yonge Street
Suite 1102
P.O. Box 29
Toronto, Ontario
M5C 2W1


ADDRESS:                                 THE INDUSTRIAL BANK OF JAPAN, LTD.

1251 Avenue of the Americas
New York, New York
10020-1104                               by:  /s/ J. Kenneth Biegen
                                              _________________________________
                                              name:   J. Kenneth Biegen
Attention:  Wayne Wright                      title:  Senior Vice President
            Assistant Vice President

Facsimile:  (212) 282-4488


BRANCH OFFICE FOR ACCOMMODATION:

1251 Avenue of the Americas
New York, New York
10020-1104

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 KEYBANK NATIONAL ASSOCIATION
127 Public Square
MC: OH-01-27-0606
Cleveland, Ohio 44114                    by:  /s/ Sharon F. Weinstein
                                              _____________________________
                                              name:   Sharon F. Weinstein
Credit Matters:                               title:  Vice President
---------------

Attention:  Sharon F. Weinstein

Facsimile:  (216) 689-4981

Notices of Borrowing:
---------------------

Attention:  Sandy Wilder

Facsimile:  (216) 689-4981


BRANCH OFFICE FOR ACCOMMODATION:

127 Public Square
MC: OH-01-27-0606
Cleveland, Ohio 44114

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE LONG TERM CREDIT BANK OF
                                         JAPAN, LTD.

165 Broadway
New York, NY 10006                       by:  /s/ Satoru Otsuba
                                              __________________________________
                                              name:   Satoru Otsuba
Attention:  Greg Hong, Vice President         title:  Joint General Manager
Facsimile:  (212) 335-4524


BRANCH OFFICE FOR ACCOMMODATION:

165 Broadway
New York, NY 10006

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 LLOYDS BANK PLC

575 Fifth Avenue
18th Floor                               by:  /s/ William R. Davies
New York, New York 10017                      ______________________________
                                              name:  William R. Davies
Attention:  Windsor Davies                    title: Vice President & Manager

Facsimile:  (212) 930-5098


BRANCH OFFICE FOR ACCOMMODATION:

One Biscayne Tower
Suite 3200
2 South Biscayne Boulevard
Miami, Florida 33131

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE MUTUAL LIFE ASSURANCE
                                         COMPANY OF CANADA
227 King Street South
Waterloo, Ontario
N2J 4C5                                  by:  /s/ Keith Cressman
Attention:  Keith Cressman                    ______________________________
                                              name:   Keith Cressman
Facsimile:  (519) 888-3666                    title:  Manager, Corporate Loans


BRANCH OFFICE FOR ACCOMMODATION:

227 King Street South
Waterloo, Ontario
N2J 4C5

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 NATIONAL BANK OF CANADA

150 York Street
Suite 200                                by:  /s/ Douglas Richmond
Toronto, Ontario                              ______________________________
M5H 3A9                                       name:   Douglas Richmond
                                              title:  Manager
Attention:  Manager
                                         by:  /s/ Anne Brown
Facsimile:  (416) 864-7682                    ______________________________
                                              name:   Anne Brown
                                              title:  Manager
BRANCH OFFICE FOR ACCOMMODATION:

150 York Street
Suite 200
Toronto, Ontario
M5H 3A9



ADDRESS:                                 NATIONAL BANK OF CANADA, NEW
                                         YORK BRANCH

1850 - 2121 San Jacinto
Dallas Texas 75201
                                         by:  /s/ Larry L. Sears
Attention:  Vice President                    ______________________________
                                              name:   Larry L. Sears
Facsimile:  (214) 871-2015                    title:  Group Vice President


BRANCH OFFICE FOR ACCOMMODATION:         by:  /s/ Bill Handley
                                              ______________________________
125 West 55th Street                          name:   Bill Handley
New York, New York 10019                      title:  Vice President

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 NATIONSBANK, N.A.

Credit Matters:
---------------
                                         by:  /s/ Peter D. Griffith
600 Peachtree Street, N.E.                    ______________________________
22nd Floor                                    name:   Peter D. Griffith
Atlanta, Georgia 30308                        title:  Senior Vice President

Attention:  Peter Griffith

Facsimile:  (404) 607-6423


Borrowings and Administrative Matters:

101 N. Tryon Street
15th Floor
Charlotte, NC 28255-0001

Attention:  Kerri Thompson

facsimile:  (704) 386-8694


BRANCH OFFICE FOR ACCOMMODATION:

101 N. Tryon Street
15th Floor
Charlotte, NC 28255-0001

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 MELLON BANK CANADA

P.O. Box 320
Suite 3200, Royal Trust Tower            by:  /s/ Wendy B.H. Bocti
Toronto-Dominion Centre                       ______________________________
Toronto, Ontario                              name:   Wendy B.H. Bocti
M5K 1K2                                       title:  Vice President

Attention:  Wendy B.H. Bocti

Facsimile:  (416) 860-2409


BRANCH OFFICE FOR ACCOMMODATION:

P.O. Box 320
Suite 3200, Royal Trust Tower
Toronto-Dominion Centre
Toronto, Ontario
M5K 1K2



ADDRESS:                                 MELLON BANK, N.A.

One Mellon Bank Centre
Room 4401                                by:  /s/ Dwayne R. Finney
Pittsburg, Pennsylvania 15258                 ______________________________
                                              name:   Dwayne R. Finney
Attention:  Dwayne R. Finney                  title:  Assistant Vice President

Facsimile:  (412) 234-8888


BRANCH OFFICE FOR ACCOMMODATION:

One Mellon Bank Centre
Room 4401
Pittsburg, Pennsylvania 15258

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 PNC BANK, NATIONAL
                                         ASSOCIATION

One PNC Plaza - 2nd Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15265           by:  /s/ Lawrence W. Jacobs
                                              ______________________________
                                              name:     Lawrence W. Jacobs
Attention:  Lawrence W. Jacobs                title:    Vice President

Facsimile:  (412) 762-6484


BRANCH OFFICE FOR ACCOMMODATION:

One PNC Plaza - 2nd Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15265

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 ROYAL BANK OF CANADA

3405 Harvester Road
Suite 201                                by:  ______________________________
Burlington, Ontario                           name:   Peter Gray-Donald
L7N 3N1                                       title:  Senior Account Manager

Attention:  Senior Account Manager

Facsimile:  (905) 333-7209


BRANCH OFFICE FOR ACCOMMODATION:

3405 Harvester Road
Suite 201
Burlington, Ontario
L7N 3N1



ADDRESS:                                 ROYAL BANK OF CANADA

One North Franklin
Suite 700                                by:  /s/ Molly Drennan
Chicago, Ill 60606                            ______________________________
                                              name:   Molly Drennan
                                              title:  Senior Account Manager
Attention:  Manager

Facsimile:  (312) 551-0805


BRANCH OFFICE FOR ACCOMMODATION:

Grand Cayman Branch (N. Amer #1)
New York Operations Center
Royal Bank of Canada
One Financial Square
New York, NY 10005

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE ROYAL BANK OF SCOTLAND PLC

Wall Street Plaza
88 Pine Street
New York, New York 10005                 by:  /s/ Russell M. Gibson
                                              ______________________________
                                              name:   Russell M. Gibson
Attention:  R.M. Gibson                       title:  Vice President and
                                                      Deputy Manager
Facsimile:  (212) 480-0791



BRANCH OFFICE FOR ACCOMMODATION:

Wall Street Plaza
88 Pine Street
New York, New York 10005

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 SAKURA BANK (CANADA)

Commerce Court West
Suite 3601, P.O. Box 59                  by:  ______________________________
Toronto, Ontario                              name:   Elwood R. Langley
M5L 1B9                                       title:  Vice President

Attention:  Vice President
            Corporate Finance

Facsimile:  (416) 369-0268


BRANCH OFFICE FOR ACCOMMODATION:

Commerce Court West
Suite 3601, P.O. Box 59
Toronto, Ontario
M5L 1B9



ADDRESS:                                 THE SAKURA BANK, LIMITED

277 Park Avenue
New York, NY 10172-0098                  by:  /s/ Hiroshi Ozaki
                                              _______________________________
                                              name: Hiroshi Ozaki
Attention:  Hiroshi Ozaki                     title: Vice President

Facsimile:  (212) 888-7651


BRANCH OFFICE FOR ACCOMMODATION:

277 Park Avenue
New York, NY 10172-0098

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 SANWA BANK CANADA

BCE Place, Canada Trust Tower
P.O. Box 525, Suite 4400                 by: /s/ Shigeki Iwashita
161 Bay Street                               ______________________________
Toronto, Ontario                             name:   Shigeki Iwashita
M5J 2S1                                      title:  Vice President


Attention:  Vice President, Corporate Banking

Facsimile:  (416) 366-8599


BRANCH OFFICE FOR ACCOMMODATION:

BCE Place, Canada Trust Tower
P.O. Box 525, Suite 4400
161 Bay Street
Toronto, Ontario
M5J 2S1


ADDRESS:                                 THE SANWA BANK, LIMITED,
                                         ATLANTA AGENCY

Georgia-Pacific Center
Suite 4950
133 Peachtree Street, N.E.               by:  /s/ Shigeki Iwashita
Atlanta, Gerogia 30303                        ______________________________
                                              name: Shigeki Iwashita
                                              title:  Attorney-in-Fact
Attention:  Vice President,
            US Corporate Finance

Facsimile:  (404) 589-1629


BRANCH OFFICE FOR ACCOMMODATION:

Georgia-Pacific Center
Suite 4950
133 Peachtree Street, N.E.
Atlanta, Gerogia 30303

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 SOCIETE GENERALE (CANADA)

Scotia Plaza
100 Yonge Street                         by:  /s/ Michael Klopchic
Suite 1002                                    ______________________________
Toronto, Ontario                              name:   Michael Klopchic
M5C 2W1                                       title:  Relationship Manager


Attention:  Michael Klopchic
            Relationship Manager         by:  /s/ Eric Dhoste
                                              ______________________________
                                              name:   Eric Dhoste
Facsimile:  (416) 364-1897                    title:  Vice President


BRANCH OFFICE FOR ACCOMMODATION:

Scotia Plaza
100 Yonge Street
Suite 1002
Toronto, Ontario
M5C 2W1


ADDRESS:                                 SOCIETE GENERALE - CHICAGO

181 West Madison
Suite 3400                               by:  /s/ Joseph A. Philbin
Chicago, Ill 60602                            ______________________________
                                              name:    Joseph A. Philbin
                                              title:   Vice President
Attention:  Joseph Philbin

Facsimile:  (312) 578-5099


BRANCH OFFICE FOR ACCOMMODATION:

181 West Madison
Suite 3400
Chicago, Ill 60602

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 SUMMIT BANK

750 Walnut Avenue
Cranford, NJ 07016                       by:  /s/ Rick Sobrevinas
                                              ______________________________
                                              name:   Rick Sobrevinas
Attention:  Rick Sobrevinas                   title:  Managing Director

Facsimile:        (908) 709-3160


BRANCH OFFICE FOR ACCOMMODATION:

750 Walnut Avenue
Cranford, NJ 07016

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE SUMITOMO BANK OF CANADA

Ernst & Young Tower
Suite 1400, P.O. Box 172                 by:  /s/ Alfred Lee
222 Bay Street                                ______________________________
Toronto, Ontario                              name:   Alfred Lee
M5K 1H6                                       title:  Vice President


Attention:  Alfred Lee

Facsimile:  (416) 368-4934


BRANCH OFFICE FOR ACCOMMODATION:

Ernest & Young Tower
Suite 1400, P.O. Box 172
222 Bay Street
Toronto, Ontario
M5K 1H6



ADDRESS:                                 THE SUMITOMO BANK, LIMITED

Chicago Branch
Suite 4800                               by:  /s/ John Kemper
Sears Tower                                   ______________________________
233 South Wacker Drive                        name:   John Kemper
Chicago, Illinois 60606                       title:  Senior Vice President


Attention:      Diane Zeller Scherer

Facsimile:      (312) 876-6436


BRANCH OFFICE FOR ACCOMMODATION:

Chicago Branch
Sears Tower, Suite 4800
233 South Wacker Drive
Chicago, Illinois 60606

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 THE TOYO TRUST & BANKING CO.,
                                         LTD.

666 Fifth Avenue
33rd Floor
New York, New York 10103-3395            by:  /s/ T. Mikumo
                                              __________________________
Attention:  Paul St. Mauro                    name:   T. Mikumo
                                              title:  Vice President
Facsimile:  (212) 307-3498


BRANCH OFFICE FOR ACCOMMODATION:

666 Fifth Avenue
33rd Floor
New York, New York 10103-3395

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)


ADDRESS:                                 THE TORONTO-DOMINION BANK

8th Floor, TD Tower
P.O. Box 1                               by:  Bruce A. Schouten
Toronto-Dominion Centre                       ________________________________
Toronto, Ontario                              name:   Bruce A. Schouten
M5K 1S2                                       title:  Manager
Attention:  Manager, Corporate Lending

Facsimile:  (416) 944-5630


BRANCH OFFICE FOR ACCOMMODATION:
Main Branch
King & Bay, Toronto
c/o Corporate Accounts Administration
8th Floor, TD Tower
P.O. Box 1
Toronto-Dominion Centre
Toronto, Ontario
M5K 1S2

Attention:  Lynne Crofts

Facsimile:  (416) 982-6630



ADDRESS:                                 TORONTO DOMINION (NEW YORK), INC.
Credit-related Purposes:
------------------------

31 West 52nd Street                      by:  /s/ David G. Parker
New York, New York 10019                      ________________________________
                                              name:   David G. Parker
                                              title:  Manager -
Attention:    Duncan Robertson                        Credit Administration
Facsimile:    (212) 468-0551


BRANCH OFFICE FOR ACCOMMODATION:
909 Fannin, Suite 1700
Houston, Texas 77010
Attention:  David G. Parker
Facsimile:  (713) 653-8248

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 U.S. BANK

1420 Fifth Avenue
WWH 276                                  by:  /s/ Arnold J. Conrad
Seattle, WA 98101                             ______________________________
                                              name:   Arnold J. Conrad
                                              title:  Vice-President
Attention:  Arnold J. Conrad

Facsimile:  (206) 587-5259


BRANCH OFFICE FOR ACCOMMODATION:

1420 Fifth Avenue
WWH 276
Seattle, WA 98101

               (signatures continued on the next following page)

                 (signatures continued from the preceding page)

ADDRESS:                                 WACHOVIA BANK, N.A.

191 Peachtree Street NE
Atlanta, Georgia  30303                  by:  /s/ Henry H. Hagan
                                              ______________________________
                                              name:   Henry H. Hagan
Attention:  Brian Rubins                      title:  Senior Vice President

Facsimile:  (404) 332-6898


BRANCH OFFICE FOR ACCOMMODATION:

191 Peachtree Street NE
Atlanta, Georgia  30303